Exhibit 10.6

CONFIDENTIAL

Hecate: 4/10/b00917

WHEAT COLLABORATION AND LICENSE AGREEMENT

This Wheat Collaboration and License Agreement is made this 10th day of December, 2010, by and between Bayer CropScience AG, a company formed under the laws of Germany, with registered offices at Alfred-Nobel-Str. 50, 40789 Monheim am Rhein, Germany (“Bayer”) and Evogene Ltd., a company formed under the laws of Israel, with registered offices at 13 Gad Feinstein St., P.O. Box 2100, Rehovot 76121, Israel (“Evogene”).

WHEREAS, Bayer is one of the leading ag-biotech and crop protection companies in the world and is in the business, among other things, of developing and commercializing transgenic and non-transgenic plant varieties;

WHEREAS, Evogene is an ag-biotech company that has developed technologies and platforms, including computational discovery platforms and model plant validation capabilities, for discovering genes and other genetic components which may convey desired plant traits and features to the seed industry;

WHEREAS, Bayer and Evogene wish to enter into a collaboration in the area of Wheat with the aim for Bayer to develop improved plant traits and elite varieties in Wheat utilizing both transgenic and breeding methodologies;

WHEREAS, Bayer and Evogene further desire that the valuable know-how and patentable inventions resulting from such collaboration be licensed by Evogene to Bayer in the field of Wheat, so that Bayer can further develop, obtain regulatory approval for and commercialize improved Wheat plant traits and elite transgenic and non-transgenic varieties of Wheat, all subject to and in accordance with the terms herein.

WHEREAS, the parties are signing the “Share Purchase Agreement” defined below simultaneously with the execution of this Agreement, and this Agreement is executed and delivered as a condition precedent to the closing of the Share Purchase Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Definitions.

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1, whether used in the singular or the plural, will have the meanings specified below.

1.1 “Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with the former Person in question.

Initials Bayer :	page 1 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.2 “Annual Workplan” means a detailed workplan describing the activities to be performed by each of the parties, including schedules for such performance, for a specific Collaboration Year, as shall be agreed upon and amended by the parties from year-to-year in accordance with Section 2.

1.3 “[* * *] Model Plant Validation” means model plant validation activity in [* * *] described in Section A.2. (subsections 4 and 5) of the Multi-Year Workplan.

1.4 “Assumed Net Similar Product Revenue” means with respect to [* * *].

1.5 “ATHLETE” means Evogene’s computational Gene discovery platform for discovering Genes that when transgenically introduced into desired plants potentially would confer a desired Trait, including any modifications improvements and any successor to such platform.

1.6 “ATHLETE Collaboration Discovery Round” means an ATHLETE Discovery Round performed by Evogene under the Workplan targeted at identifying and prioritizing Identified Genes. An ATHLETE Collaboration Discovery Round ends when Evogene has completed delivery to Bayer of all Gene Computational Reports required to be delivered by Evogene with respect to such ATHLETE Collaboration Discovery Round, as set forth in Section 3.1.1.

1.7 “ATHLETE Data Generation Activities” means Data Generation Activities aimed at generating Datasets to be used primarily for ATHLETE Collaboration Discovery Rounds.

1.8 “ATHLETE Discovery Round” means a research and development effort conducted by Evogene utilizing ATHLETE that is targeted at discovering Genes that when transgenically introduced into desired plants potentially would confer a desired Trait.

1.9 “ATHLETE Program” means ATHLETE Collaboration Discovery Rounds and other activities to be performed in connection with ATHLETE Collaboration Discovery Rounds, including Data Generation Activities, preparation of Gene Computational Reports, Model Plant Validation and preparation of Gene Validation Reports, in accordance with Sections 3.1.1 and 3.1.3.

1.10 “Back-Cross Program” means a breeding program using a back-cross approach or other breeding approach to introgress a Collaboration SNP Set from (a) Donor parent(s) into a Recipient parent.

1.11 “Bayer Competitor” means any one of the following corporations: [* * *], or any Affiliate thereof, and any other Person that, at the time of the relevant transaction, has at least a [* * *] percent ([* * *]%) share of the total market for commercial Wheat seeds in at least one of the Major Wheat Countries, or any Affiliate of such Person.

Initials Bayer :	page 2 of 89	Initials Evogene :

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.12 “Bayer Diligence Exhibit” means Exhibit B to this Agreement.

1.13 “Bayer EvoBreed Data Generation Activities” means Data Generation Activities performed by Bayer primarily for the purpose of assisting Evogene in performing EvoBreed Data Generation Activities. Such activities shall include the following:

(a) in each of the [* * *] years of the Collaboration, conducting annual growth field tests on a set of Wheat lines, that will include at least [* * *] lines of ‘[* * *] Wheat’ and may include additional lines of ‘[* * *] Wheat’. In addition, Bayer may conduct, at its discretion, trials on lines of ‘[* * *] Wheat’. Evogene will propose the lines from among the Core Collection to the Research Committee and the lines will be mutually agreed upon by the parties. Each such line shall be grown in at least [* * *] suitable growth [* * *] for such Wheat lines in a major growing country to be determined by Bayer; and

(b) providing Evogene with phenotypic information from the trials described in clause (a) according to the Book of Traits

1.14 “Bayer Line” means any Wheat line Controlled by Bayer (other than due to the provision of such line to Bayer by or on behalf of Evogene) that is designated by Bayer to be used in the Collaboration and is effectively used in the Collaboration. For clarity, “Bayer Line” does not include Public Lines.

1.15 “Bayer Pipeline” means each of (a) Bayer’s phase-based process of developing and testing products incorporating transgenically introduced Genes and (b) Bayer’s phased-based process of developing and testing products incorporating SNPs into a Recipient. The various phases of the Bayer Pipeline for transgenic products and the various phases of the Bayer Pipeline for Feature-based products are described in the GM Phases and Breeding Phases below, respectively.

1.16 “Bayer Wheat Data” means any Dataset generated by or on behalf of (a) Bayer or its Affiliates or (b) Evogene or its Affiliates, from Bayer Lines.

1.17 “Biological Material” means RNA, DNA and protein stocks, tissues, seeds, pollen, flour, plants, and other material provided by one party to the other party in the context of the Collaboration, including all progeny and unmodified derivatives thereof. Without limiting the foregoing, Biological Material includes Bayer Lines and the Evogene Lines.

1.18 “Book of Traits” means a set of consistent phenotypic parameters designed by the parties in the Collaboration in accordance with Section 3.1.2.1.(a) and which may be amended by the Research Committee from time to time. The Book of Traits will be based on the book of traits existing at the Effective Date as designed by Evogene and will meet the minimum requirements set forth in Exhibit H .

Initials Bayer :	page 3 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.19 “[* * *] Model Plant Validation” means model plant validation activity in [* * *] as described in Section A.2 (subsection 4 and 6) of the Multi-Year Workplan.

1.20 “Breeding Phase” means any of Breeding Phase 1, Breeding Phase 2 and Breeding Phase 3.

1.21 “Breeding Phase 1” means “Commercial Concept Testing” and comprises [* * *] and field testing of Collaboration Material in at least [* * *] , in at least [* * *] and during at least [* * *] of successful field trials. Timelines for completion of Breeding Phase 1 generally are [* * *] to [* * *] years. The intended endpoint of Breeding Phase 1 is [* * *].

1.22 “Breeding Phase 2” means “Extended Commercial Concept Testing” and comprises further field testing of Collaboration Material in at least [* * *] Recipient germplasms, [* * *] in at least [* * *] and during at least two years of successful field trials. Timelines for completion of Breeding Phase 2 generally are [* * *]-[* * *] years. The intended endpoint of Breeding Phase 2 is [* * *].

1.23 “Breeding Phase 3” means “Advanced Development” and comprises variety development and registration, continuation of all regulatory requirements towards Regulatory Approval and product placement. Timelines for completion of Breeding Phase 3 generally are [* * *] years. The intended endpoint of Breeding Phase 3 is Regulatory Approval followed by First Commercial Sale

1.24 “Change of Control” means the acquisition of Control of Evogene by any Person, acting alone or as part of a group acting in concert.

1.25 “Collaboration” means the research and development program to be performed by the parties under this Agreement in accordance with Section 3 and the Workplan.

1.26 “Collaboration Gene” means any Identified Gene and any Homolog of such Identified Gene. In addition, except with respect to Sections [* * *], the definition “Collaboration Gene” also means any Derived Collaboration Gene and any Homolog of such Derived Collaboration Gene. However, the term “Collaboration Gene” shall not include [* * *].

1.27 “Collaboration Invention” means any patentable invention or discovery that is conceived and/or reduced to practice in the performance of the Collaboration but excluding the Collaboration Material.

1.28 “Collaboration Know-How” means all Know-How generated in the performance of the Collaboration.

Initials Bayer :	page 4 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.29 “Collaboration Material” means Wheat lines (including elite lines) generated in or resulting from a Back-Cross Program, which are not Evogene Lines.

1.30 “Collaboration Period” means a period of five years beginning on January 1, 2011, unless earlier terminated in accordance with Section 14.3 or extended in accordance with Section 14.2.

1.31 “Collaboration SNP” means any Identified SNP and any Equivalent SNP of such Identified SNP.

1.32 “Collaboration SNP Set” means (a) a set of Identified SNPs (usually [* * *] to [* * *]) identified as part of the same set in a SNP Computational Summary Report and (b) any combination of one or more Identified SNP(s) contained in a set described in (a) or any Equivalent SNPs thereof. In addition, except with respect to Sections [* * *] and [* * *], “Collaboration SNP Set” also includes any Derived Collaboration SNP. However, the term “Collaboration SNP Set” shall not include Nominated Collaboration SNP Set.

1.33 “Collaboration Year” means each period of twelve consecutive months (divided into and composed of four quarters) beginning on January 1st of each year during the Collaboration Period.

1.34 “Commercial Proof of Concept” means Proof of Phenotype of a Trait or Feature in at least [* * *], in [* * *] and in at least [* * *] of successful field testing.

1.35 “Confidential Information” means any and all information, data and trade secrets, including without limitation Know-How, disclosed or provided by or on behalf of one party, including by any of its Affiliates, (“Disclosing Party”) to the other party or any of its Affiliates (“Receiving Party”) in connection with this Agreement (whether in oral, written, graphic or machine-readable form), that is marked as confidential or (if disclosed orally) is reduced to a written summary marked as confidential and delivered to the Receiving Party within 30 days of disclosure. Notwithstanding the above, “Confidential Information” shall not include information to the extent such information: (i) was known to the Receiving Party at the time it was disclosed, other than by previous disclosure by or on behalf of the Disclosing Party, as evidenced by the Receiving Party’s written records at the time of disclosure; (ii) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement; (iii) is lawfully and in good faith made available to the Receiving Party by a third party who is not subject to obligations of confidentiality to the other party with respect to such information; or (iv) is independently developed by the Receiving Party without the use of or reference to the Disclosing Party’s Confidential Information, as demonstrated by documentary evidence.

1.36 “Contractor” means, with respect to a party, a Person performing work for or on behalf of and for the sole benefit of such party or an Affiliate of such party under this Agreement.

Initials Bayer :	page 5 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.37 “Control” means:

(a) as to Confidential Information or Intellectual Property that is owned or in-licensed by a party, the right to disclose (with regard to Confidential Information) or grant the licenses or sublicenses (with regard to Intellectual Property) as provided for herein without violating the terms of any agreement or other arrangement with any Third Party (including the terms of any such in-license or in-license agreement) or any applicable law and without the need for any consent (or further consent) from such Third Party;

(b) as to the preparation and prosecution of patent applications, the maintenance of patent rights, and the enforcement and/or defense of patent rights, Control means the authority to select legal counsel, solicit other expert advice and assistance, and to make decisions pertaining to the preparation of patent applications and to the conduct of patent prosecution, interferences, appeals, patent issuance, maintenance, abandonment, reissue, reexamination, surrender or disclaimer proceedings, oppositions, patent enforcement or defense, as applicable; and

(c) as to a Person, (a) ownership, directly or indirectly, beneficially or of record, of fifty percent (50%) or more of the equity interests representing fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding equity interests of such Person, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of such Person by individuals who were nominated by another Person or by a group acting in concert; or (c) the possession, directly or indirectly, by another Person or by a group acting in concert, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

1.38 “Core Collection” means a collection of Triticum aestivum lines and varieties representing a [* * *] phenotypic and genotypic diversity within the Triticum aestivum species that is being established by Evogene with the input of Bayer. The Core Collection is further described in Exhibit C.

1.39 “Data Generation Activities” means activities for the generation of Datasets, which are intended to be further processed in a database, to be used by Evogene as the basis for the data-mining activity in ATHLETE Collaboration Discovery Rounds and in EvoBreed Collaboration Discovery Rounds.

1.40 “Dataset” means genotypic, phenotypic or other data originating from biological material (plant organs or other organisms) and including the data related to the SNP Array, as referred to in Section 3.1.2.1 (a).

1.41 “Derived Collaboration Gene” means, with respect to an Identified SNP, a Gene specified as a “Derived Collaboration Gene” in the Computational SNP Report for such Identified SNP. If a “Derived Collaboration Gene” is specified in a Computational SNP Report, the Identified SNP is expected to be generally located: (a) within the [* * *] of the Derived Collaboration Gene or its [* * *]; (b) within one of the introns of the Derived Collaboration Gene or its [* * *]; or (c) within the [* * *] of the Derived Collaboration Gene, either the [* * *].

Initials Bayer :	page 6 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.42 “Derived Collaboration SNP” means, with respect to a Collaboration Gene, an SNP that is either (a) specified as a “Derived Collaboration SNP” in the Computational Gene Report for such Collaboration Gene or (b) identified by Bayer based on the Collaboration Gene, and is introgressed into a Wheat Recipient. A Derived Collaboration SNP is expected to be generally a SNP that is located: (i) within the [* * *] of the Collaboration Gene or its [* * *] or; (ii) within [* * *] of the Collaboration Gene or its [* * *]; or (iii) within the [* * *].

1.43 “Donor” means a parent Wheat line that incorporates one or more Collaboration SNPs that does not exist in a Recipient.

1.44 “Effective Date” means January 1, 2011.

1.45 “Elite Event” means an Event in Wheat that has been selected by Bayer in GM Phase 3 from a multitude of Events that shows Proof of Phenotype for a given Trait or is otherwise selected and labeled by Bayer as an “Elite Event”.

1.46 “Elite Event Selected” means the identification by Bayer of an Elite Event.

1.47 “Encumbered Collaboration Gene” means any Collaboration Gene that either: (a) is already licensed to a Third Party(ies) pursuant to one or more Pre-existing Obligations in one or more crops other than Wheat, or (b) may be licensed in the future to a Third Party pursuant to a Pre-existing Obligation in one or more crops other than Wheat. Obligations or restrictions under Pre-existing Obligations that are relevant to a particular Encumbered Collaboration Gene will be set forth in the Gene Computational Report with respect to such Encumbered Collaboration Gene in accordance with Section 3.1.1.3.

1.48 “Equivalent SNP” means, with respect to an Identified SNP, an SNP that meets one of the following criteria: (i) it is within the [* * *] of the Derived Collaboration Gene of such Identified SNP; (ii) it is within one of [* * *] of the Derived Collaboration Gene of such Identified SNP; or (iii) it is within the [* * *] of the Derived Collaboration Gene of such Identified SNP, either the [* * *].

1.49 “Euro” means the official currency used in the eurozone, an economic and monetary union of a number of member states of the European Union.

1.50 “Event” means an insertion of a Collaboration Gene in one particular place in the host genome.

1.51 “EvoBreed” means Evogene’s computational genomic platform for discovering SNPs that are predicted to confer a desired Feature when introduced into the target plant through breeding means, including modifications, improvements and any successor to such platform.

Initials Bayer :	page 7 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.52 “EvoBreed Collaboration Discovery Round” means an EvoBreed Discovery Round conducted by Evogene under the Workplan targeted at identifying and prioritizing Collaboration SNP Sets. In each EvoBreed Collaboration Discovery Round, several Collaboration SNP Sets may be discovered aimed at addressing several Features; however all Collaboration SNP Sets in an EvoBreed Discovery Round shall address Features of the same Trait Class (e.g. Yield, NUE, ABST).

1.53 “EvoBreed Data Generation Activities” means the Evogene EvoBreed Data Generation Activities and the Bayer EvoBreed Data Generation Activities.

1.54 “EvoBreed Discovery Round” means a research and development effort conducted by Evogene utilizing EvoBreed that is targeted at identifying and prioritizing SNPs or sets of SNPs addressing a certain Feature, or more than one Feature of the same Trait Class.

1.55 “EvoBreed Program” means EvoBreed Collaboration Discovery Rounds and other activities to be performed in connection with EvoBreed Collaboration Discovery Rounds, including EvoBreed Data Generation Activities, preparation of SNP Computational Reports and preparation of Updated SNP Computational Report, in accordance with Sections 3.1.2 and 3.1.3.

1.56 “Evogene EvoBreed Data Generation Activities” means Data Generation Activities performed by Evogene that are primarily aimed at being used for EvoBreed Collaboration Discovery Rounds. Such activities shall include the following: (a) conducting an annual growth season (field tests) in Israel in each of the [* * *] Collaboration Years, beginning in [* * *] of each such Collaboration Year, of a subset of the Core Collection comprising between [* * *] ([* * *]) and [* * *] ([* * *]) lines of ‘[* * *] Wheat’; and (b) generating genotypic Datasets as well as phenotypic Datasets, based on the Book of Traits from the trials described in (a) above.

1.57 “Evogene Gene” means any Gene claimed, or the use of which is claimed, in any patent or a patent application Controlled (as in (a) of the definition of Control) by Evogene at any time during the Collaboration Period, and, for clarity, for which Evogene has the rights to provide to Bayer for the purposes of this Agreement.

1.58 “Evogene Line” means any Wheat line that is Controlled by Evogene (other than due to the provision of such line to Evogene by or on behalf of Bayer under this Agreement) that is designated by Evogene to be used in the Collaboration and is effectively used in the Collaboration. For clarity, “Evogene Line” does not include Public Lines.

1.59 “Evogene Patent Rights” means any and all patents and patent applications that are Controlled by Evogene and/or its Affiliates (other than patents and patent applications which were not Controlled by Evogene and/or its Affiliates before the date of a Change of Control, but are (a) Controlled by any Affiliate that becomes an Affiliate of Evogene as the result of such

Initials Bayer :	page 8 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Change of Control, or (b) Controlled by any Person with which Evogene merges or combines in connection with such Change of Control) on and after the Effective Date, including Evogene’s interest in Joint Patent Rights, that:

(i) claim or contain a claim which covers a Collaboration Gene or subject matter comprising a Collaboration Gene, or the use of a Collaboration Gene or the use of subject matter comprising a Collaboration Gene, in each case solely to the extent the claims cover such Collaboration Gene or the use of such Collaboration Gene; or

(ii) claim or contain a claim which covers a Collaboration SNP Set or subject matter containing a Collaboration SNP Set, or the use of a Collaboration SNP Set, in each case solely to the extent the claims cover such Collaboration SNP Set or the use of such Collaboration SNP Set.

1.60 “Evogene SNP” means any SNP in Wheat with respect to which Evogene Controls, at any time during the Collaboration Period, Know-How identifying such SNP as conferring a particular Feature.

1.61 “Evogene Wheat Data” means Datasets (a) generated by or on behalf of Evogene or its Affiliates from Evogene Lines or (b) generated by or on behalf of Bayer or its Affiliates from Evogene Lines.

1.62 “Exclusive Know-How” means Know-How relating specifically to (a) a Collaboration Gene, or its use or (b) to a Collaboration SNP Set, or its use or (c) a cross-plan for a specific Collaboration SNP Set, that is:

(i) Controlled by Evogene and/or its Affiliates on the Effective Date or during the Collaboration Period, including Evogene’s interest in any jointly-owned Know-How, and

(ii) provided from time to time by or on behalf of Evogene to Bayer or its Affiliates in connection with the Collaboration;

provided, however, that Exclusive Know-How shall not include Know-How that as of the date of a Change of Control, is (x) Controlled by any Affiliate that becomes an Affiliate of Evogene as the result of such Change of Control, or (y) Controlled by any Person with which Evogene merges or combines in connection with such Change of Control, and which, prior to the Change of Control, was not Controlled by Evogene or any Person that was an Affiliate of Evogene before the date of a Change of Control.

1.63 “Extended Commercial Proof of Concept” means Proof of Phenotype of a given Feature in [* * *], in [* * *] and in at least [* * *] of successful field testing

Initials Bayer :	page 9 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.64 “Feature” means a quantifiable component of a Trait Class having potential to impact a plant phenotype characteristic of such Trait Class (e.g. seed number per spikelet is a ‘Feature’ of Trait Class Yield) and which is achieved by a non-GM approach.

1.65 “First Commercial Sale” means the date of the first sale by Bayer, its Affiliate or a Sublicensee of a Licensed Product to an unaffiliated Grower after receiving Regulatory Approval in the country or jurisdiction in which the sale is made and commercially selling in such country units of such Licensed Product (excluding samples, returns, rejections and replants) in sufficient quantities to plant at least [* * *] acres of such Licensed Product, determined based upon a reasonable planting rate.

1.66 “First Wheat Breeding Trial” means the first field trial of Collaboration Material containing a Collaboration SNP Set introgressed under a Back-Cross Program performed under Bayer’s best practices for the Bayer Pipeline that meets the following criteria: (a) it is performed in at least [* * *] ([* * *]) [* * *] (common for growth of the Recipient into which the Collaboration SNP Set was introgressed); (b) the trial is performed using the [* * *] used by Bayer and, in any event, using at least [* * *] ([* * *]) [* * *]; and (c) the trial is conducted under treatment conditions used for the Trait Class for which the relevant Collaboration SNP Set was discovered (i.e. the Trait Class targeted by the relevant EvoBreed Collaboration discovery Round).

1.67 “First Wheat GM Trial” means the first field trial of Wheat lines containing Event(s) performed under Bayer’s best practices for the Bayer Pipeline that meets the following criteria: (a) it is conducted in at least [* * *] ([* * *]) [* * *]; (b) it is performed on at least [* * *] ([* * *]) Events of the relevant Collaboration Gene, which have undergone [* * *]; and (c) the trial is conducted under treatment conditions used for the Trait Class for which the Collaboration Gene was discovered (e.g. a trial of an Event containing a Collaboration Gene discovered for ABST will be conducted under abiotic stress conditions).

1.68 “FTE” means an employee working full time on research or research management activities directed to the performance of the Funded Project, or that number of employees working less than full-time on the Funded Project that collectively equal one such full-time employee.

1.69 “Funded Project” means the part of the Collaboration to be performed, conducted, or undertaken by Evogene during the Collaboration Period or the Validation Tail in accordance with, and in fulfillment of, Section 3 and the Workplan.

1.70 “Gene” means (a) a sequence of DNA consisting of nucleotides that encode functional RNA (whether encoding a protein or not), which DNA may also contain non-coding introns, and (b) any protein encoded by such sequence of DNA.

Initials Bayer :	page 10 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.71 “Gene Computational Report” means a report setting forth, with respect to a particular Identified Gene, the sequence of such Gene, as well as additional information with respect to the Gene and the basis for its selection, as further provided in Section A.3 (subsection 8.1.1) of the Multi-Year Workplan.

1.72 “Gene Group” means each of the following:

(a) “Gene Group 1” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer prior to [* * *], and their Homologs;

(b) “Gene Group 2” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs;

(c) “Gene Group 3” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs;

(d) “Gene Group 4” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs;

(e) “Gene Group 5” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs;

(f) “Gene Group 6” which means all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs; and

(g) “Gene Group 7” which means, if the Collaboration Period is extended to include a sixth year in accordance with Section 3.1.3, all Identified Genes with respect to which (or with respect to the Homolog of which) Gene Validation Reports are provided to Bayer on or after [* * *], but before [* * *], and their Homologs.

1.73 “Gene Group Period” means, with respect to each Gene Group, the period set forth in the definition of such Gene Group.

1.74 “Gene Validation Report” means a report setting forth, with respect to a particular Identified Gene, data on results from the [* * *] Model Plant Validation or [* * *] Model Plant Validation (if conducted) conducted by Evogene on such Identified Gene (or its Homolog if approved by the Research Committee) as further provided in Section A.3 (subsection 8.1.3) of the Multi- Year Workplan.

Initials Bayer :	page 11 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.75 “GM Phase” means any of GM Phase 1, GM Phase 2, GM Phase 3 and GM Phase 4.

1.76 “GM Phase 1” means “Technology Testing” and comprises transformation of a Collaboration Gene into Wheat and field testing of the Wheat lines containing Event(s) in at least [* * *] in at least [* * *] and during at least [* * *] of successful field trials. Timelines for completion of GM Phase 1 generally are [* * *]-[* * *] years. Successful completion of GM Phase 1 is characterized by Technology Proof of Concept.

1.77 “GM Phase 2” means “Commercial Concept Testing” and comprises large scale transformation of the Collaboration Gene into Wheat and field testing of [* * *] Wheat lines containing Event(s) in at least [* * *], in [* * *] and in at least [* * *] of successful field testing. Timelines for completion of GM Phase 2 generally are [* * *]-[* * *] years. Successful completion of GM Phase 2 is characterized by Commercial Proof of Concept.

1.78 “GM Phase 3” means “Final Elite Event Selection” and comprises further field testing of [* * *] in [* * *] and in [* * *] during at least two years of successful field trials. Timelines for completion of GM Phase 3 generally are [* * *]-[* * *] years. Successful completion of GM Phase 3 is characterized by Elite Event Selected.

1.79 “GM Phase 4” means “Advanced Development” and comprises variety development and Elite Event registration, continuation of [* * *] towards Regulatory Approval and product placement. Successful completion of GM Phase 4 is characterized by Regulatory Approval followed by First Commercial Sale.

1.80 “Grower” means a Person who/that purchases units of Licensed Products for purposes of growing Wheat plants, and not for the purpose of further distribution of such Licensed Products.

1.81 “Homolog” means any Gene, the encoded protein or functional RNA of which meets the following test with respect to an encoded protein or functional RNA of an Identified Gene: the sequences are more than [* * *] percent ([* * *]%) identical using a global alignment of the two sequences with the EMBOSS needle program, version 6.0.1 or later versions unanimously approved by the Research Committee, configured with the following parameters: [* * *].

1.82 “Identified Gene” means a Gene identified and prioritized for a given Trait in the performance of an ATHLETE Collaboration Discovery Round that is included in a Gene Computational Report delivered by Evogene to Bayer under this Agreement. “Identified Gene” may include, subject to Pre-existing Obligations or [* * *]resulting in a delay to deliver to Bayer till [* * *], Genes discovered by Evogene in previous ATHLETE Discovery Rounds, outside the Collaboration (including under collaborations with third parties), which are included in previously filed Evogene Patent Rights.

Initials Bayer :	page 12 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.83 “Identified SNP” means a SNP discovered and prioritized in the performance of an EvoBreed Collaboration Discovery Round aimed at addressing a certain Feature and that is included in a SNP Computational Report delivered by Evogene to Bayer under this Agreement.

1.84 “Initiated Transformation” means having exposed Wheat [* * *] for transformation, to a transformation method applicable for Wheat (e.g Agrobacterium mediated transformation, biolistics mediated transformation) with the aim to introduce a Collaboration Gene into Wheat.

1.85 “Intellectual Property” means inventions, discoveries, ideas, Know-How, works of authorship and confidential information, including copyrights, patents and patent applications, trade secrets, trademarks, service marks, design marks, any registrations or applications relating to any of the foregoing, whether now existing or hereafter created, developed, arising or otherwise coming into being.

1.86 “Joint Patent Rights” has the meaning set forth in Section 9.2.3.

1.87 “Jurisdiction” means, with respect to Regulatory Approval, a nation or country or other multinational governmental entity that controls the import or export of a Licensed Product into a geographic region and that has the authority to determine the acceptability of a Licensed Product within that geographic region.

1.88 “Know-How” means methods, techniques, processes, specifications, materials, recipes, formulae, designs, plans, drawings, data, trade secrets, publications or any other technical or scientific information that, in each case, derive independent economic value, actual or potential, from not being generally known to, and not being easily ascertainable by proper means, by other Persons who can obtain economic value from their disclosure or use, and are the subject of efforts that are reasonable under the circumstances to maintain their secrecy or confidentiality.

1.89 “Licensed Product” means any Wheat plant, tissue or seed that contains: (a) one or more transgenically introduced Collaboration Gene(s); and/or (b) one or more Collaboration SNP Sets.

1.90 “Major Wheat Countries” [* * *].

1.91 “Major Wheat Countries For Regulatory Purposes” means for the purposes of Sections 7.3.1.4 and 7.3.2.3, the Major Wheat Countries which are considered as Wheat growing countries (“Wheat Growing Country(ies)”) and [* * *] which are considered as Wheat importing countries (“Wheat Importing Country(ies)”).

1.92 “Model Plant Validation” means [* * *], as applicable.

Initials Bayer :	page 13 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.93 “Multi-Year Workplan” the workplan attached as Exhibit A hereto setting forth in summary form the activities to be performed by the parties during the Collaboration Period and the Validation Tail, as such plan may be amended in accordance with the provisions of Section 2.

1.94 “Net Bayer Feature Revenue” means either (a) [* * *] or (b) [* * *].

1.95 “Net Feature Revenue” means, [* * *].

[* * *].

[* * *]

[* * *];

[* * *].

[* * *]

1.96 “Net Product Revenue” means [* * *]

(a) [* * *]:

(b) [* * *]:

(i) [* * *].

(ii) [* * *]; and

(iii) [* * *].

1.97 “Net Bayer Trait Revenue” means either (a) [* * *] or (b) [* * *].

1.98 “Net Sublicensee Feature Revenue” means [* * *].

1.99 “Net Sublicensee Trait Revenue” means [* * *].

1.100 “Net Trait Revenue” means, [* * *].

[* * *].

[* * *]

Initials Bayer :	page 14 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(i) [* * *]

(ii) [* * *].

(iii) [* * *].

1.101 “Nominated Collaboration SNP Set” shall have the meaning ascribed to such term in Section 3.1.2.2(e)(iii).

1.102 “Nominated Gene” shall have the meaning ascribed to such term in Section 3.1.1.4(c).

1.103 “Non-Royalty Sublicense Income” means [* * *].

1.104 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity.

1.105 “Pre-existing Obligation” means any obligation of Evogene to a Third Party under (a) an agreement entered into by Evogene prior to the Effective Date or (b) an agreement entered into by Evogene after the Effective Date pursuant to a right, or right to negotiate, granted to such Third Party in an agreement entered into by Evogene prior to the Effective Date; provided that Pre-existing Obligation shall not include any obligation under the agreement between Evogene and [* * *]. A description of the Pre-existing Obligations is set forth in Exhibit G.

1.106 “Proof of Phenotype” means (i) the observation by Bayer in the field of a [* * *] effect (to be determined per Trait and per Feature e.g. for the target Trait Class Yield, Proof of Phenotype could be an average increase in Wheat seed yield of at least [* * *] percent ([* * *]%) between a Licensed Product and the near isogenic plant line that is not a Licensed Product) of the Trait or Feature without any adverse effect on grain quality or any other agronomic or phenotypic characteristics obtained under treatment conditions relevant for the Trait or Feature as conducted by Bayer; or (ii) in the absence of such Proof of Phenotype, the decision by Bayer to continue the further development through the Bayer Pipeline of any Licensed Product.

1.107 “Public Lines” means Wheat lines available in the public domain. Nothing in this Agreement restricts a party to access and use such Wheat lines for purposes other than the Collaboration.

1.108 “Recipient” means a Wheat line (usually elite line) that does not display a certain Feature, or displays a Feature but not to the extent desired.

1.109 “Regulatory Approval” means, with respect to a Licensed Product in any Jurisdiction, approval from the competent Regulatory Authority in such Jurisdiction to place on the market a Licensed Product under conditions defined by such Regulatory Authority or by applicable law.

Initials Bayer :	page 15 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.110 “Regulatory Authority” means the applicable regulatory agency in a Jurisdiction charged under the applicable legislation with deregulating and/or providing approval for the commercialization of seeds, grains, plants, processed products and agricultural products in such Jurisdiction.

1.111 “RePack” means Evogene’s computational platform for prediction of a preferential regulation mode for a given Gene transgenically introduced into a crop to confer a desired Trait.

1.112 “Research Committee” has the meaning set forth in Section 2.2.2.

1.113 “Research Payments” has the meaning set forth in Section 7.2.

1.114 “Share Purchase Agreement” means that certain Share Purchase Agreement of even date herewith between Evogene and Bayer CropScience AG .

1.115 “Similar Product” means:

(a) For purposes of determining [* * *]; and

(b) For purposes of determining [* * *].

1.116 “SNP” means any single-nucleotide polymorphism and any other polymorphism (e.g. insertion, deletions, polymorphism of more than one nucleotide, etc.), which occurs in the genome of (a) Wheat line(s).

1.117 “SNP Assays” means a high throughput assay developed for the genotyping of Collaboration SNPs in a plant and compatible with Bayer’s high-throughput platforms.

1.118 “SNP Computational Report” means a report setting forth, with respect to a particular Identified SNP that is identified during an EvoBreed Discovery Round, the sequence of the SNP, as well as additional information with respect to the Identified SNP and the basis for its selection as further described in Section A.3 (subsection 9.1.1) of the Multi-Year Workplan.

1.119 “SNP Computational Summary Report” has the meaning set forth in Section 3.1.2.2(d).

1.120 “Steering Committee” has the meaning set forth in Section 2.2.1.

1.121 “Sublicense” means any right granted, license given or agreement entered into by Bayer or any of its Affiliates to or with any other person or entity, under or with respect to or permitting any use, practice or exploitation of any of the rights granted to Bayer and its Affiliates

Initials Bayer :	page 16 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

under Section 5.1 or otherwise permitting the development, manufacture, marketing, distribution and/or sale of Licensed Products in each case regardless of whether such grant of rights, license given or agreement entered into is referred to or is described as a sublicense. For clarity, (a) rights granted to Contractors pursuant to Section 5.1.4 and (b) any license to grow Wheat plants that is granted as part of the sale of a Licensed Product to a Grower, shall not be deemed a “Sublicense”.

1.122 “Sublicense Income” means [* * *].

1.123 “Sublicensee” means any person or entity granted a Sublicense (including any person or entity granted a further Sublicense by a Sublicensee in accordance with Section 5.1.1.2(c)).

1.124 “Technology Proof of Concept” means Proof of Phenotype of a Trait or Feature in at least [* * *], in at least [* * *] ([* * *]) [* * *] and during at least [* * *] of successful field trials.

1.125 “Third Party” means a person or entity other than Bayer and its Affiliates, and other than Evogene and its Affiliates.

1.126 “Trait” means a quantifiable component of a Trait Class having potential to impact the plant phenotype characteristic for such Trait Class (e.g. seed number per spikelet is a ‘Trait’ of the Trait Class Yield) and which is achieved by a GM approach.

1.127 “Trait Class” means one of the following: Yield, Abiotic Stress Tolerance (“ABST”), Nitrogen Use Efficiency (“NUE”) and any other class of traits in Wheat that may be agreed to by the parties in accordance with Section 3.2 as a class of traits to be addressed in the Collaboration (e.g. [* * *]).

1.128 “Updated EvoBreed Collaboration Discovery Round” means an EvoBreed Collaboration Discovery Round performed in accordance with Section 3.1.2.2(f).

1.129 “Validation Tail” means the Model Plant Validation to be performed by Evogene, during the year following the last Collaboration Year, with respect to the Identified Genes discovered in the last Collaboration Year.

1.130 “Validation Tail Payment” means an Annual Research Payment of [* * *] Euro (€[* * *]) to fund the Validation Tail work.

1.131 “Wheat” means Triticum spp.

1.132 “Valid Claim” means (a) a claim of an issued and unexpired patent which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an unappealed or unappealable decision and which has not been abandoned, disclaimed or admitted to be invalid or unenforceable, through reissue or otherwise, or (b) a claim of a pending patent application that (i) has been asserted and continues to be prosecuted in good faith and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling in a continuation application or divisional application.

Initials Bayer :	page 17 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

1.133 “Workplan” means the Multi-Year Workplan together with each Annual Workplan.

2.	Collaboration.

2.1 Purpose and Scope of Work. The parties are entering into the Collaboration with the intent of identifying Genes conferring Traits in Wheat and SNPs conferring Features in Wheat for integration by Bayer into the Bayer Pipeline. The activities to be performed by the parties under the Collaboration are set forth below in Section 3, which includes a general overview and timetables for development and implementation of the Collaboration, details regarding the Evogene deliverables and the Bayer deliverables under the Collaboration and timetables for delivery of such deliverables. In addition, the Workplan (including the Annual Workplans to be prepared and approved in accordance with the provisions of Section 2.2), will set forth in greater detail the activities to be performed by the parties in each Collaboration Year. The parties, subject to and in accordance with Section 3.2, may determine to revise or expand the research performed by Evogene and funded by Bayer under this Agreement. The Workplan may be revised or expanded by the Research Committee and/or the Steering Committee from time to time, subject to the provisions of Section 2 and Section 3.2 below. To the extent any terms in the Workplan shall at any time conflict with the terms of this Agreement, the terms of this Agreement shall control.

2.2. Management.

2.2.1 Steering Committee.

2.2.1.1 Establishment. The parties hereby establish a joint “Steering Committee” that will be responsible for overseeing and managing the Collaboration.

2.2.1.2 Membership. The Steering Committee will be comprised of three (3) members appointed by Bayer and three (3) members appointed by Evogene, all of whom shall be full time employees of the appointing party (or an Affiliate of the appointing party, provided that for purposes of this clause, “Control” as it relates to the definition of Affiliate will mean seventy-five (75%) or more ownership and not fifty percent (50%)) and shall have appropriate authority to make the decisions assigned to the Steering Committee hereunder. At least two members of the Steering Committee will be different than the members of the Research Committee. The chairperson of the Steering Committee (having no special or additional voting power) shall be one of the members, in annual rotation between the parties, beginning with Bayer. Each of Bayer and Evogene shall communicate to the other, within two (2) weeks after the Effective Date, about the identity of the members it appoints and each of Bayer and Evogene may replace one or more of its Steering Committee representatives at any time, upon written notice to the other party.

Initials Bayer :	page 18 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

From time to time, the Steering Committee may establish subcommittees, comprised of an equal number of representatives from each party (who may be persons other than Steering Committee members), to oversee particular activities within the responsibilities of the Steering Committee described in Section 2.2.1.3. These subcommittees will have an advisory role towards the Steering Committee and will have no decisive power, unless the Steering Committee has explicitly provided a proxy to the subcommittee to take decisions on specific matters for which it has been established.

2.2.1.3 Responsibilities. Subject to the terms and conditions hereof, the Steering Committee shall have ultimate supervisory authority over the Collaboration. The Steering Committee shall have the following responsibilities:

(a) Approving of the Annual Workplans proposed by the Research Committee pursuant to Section 2.2.2.3 (with or without modifications);

(b) Overseeing, through updates from and discussions with the Research Committee, the establishment of infrastructure and procedures for facilitating efficient communication between the parties, as described in Section 2.2.2.3(b), and making decisions on matters escalated by the Research Committee relating to such matters;

(c) Monitoring and overseeing activities performed under the Collaboration, including reviewing and discussing all reports, notices and other materials relating to the Collaboration delivered by the Research Committee to the Steering Committee hereunder;

(d) Discussing and deciding on revisions or expansions to the Workplan proposed by the Research Committee pursuant to Section 2.2.2.3(e)(ii) or recommended by the Research Committee pursuant to Section 3.2, including suggesting and deciding on changes to such recommended amendments or modifications. Any amendments or modifications the Workplan approved by the Steering Committee shall be incorporated into the Workplan by reference; it being understood however, for the avoidance of doubt, that any decision which would entail a change to the terms and conditions of this Agreement will need to be formalized in an amendment to this Agreement and agreed upon and duly signed by authorized representatives of the parties before it is considered as binding upon the parties;

(e) Discussing and deciding on matters that are escalated to the Steering Committee from the Research Committee under this Agreement, such as decisions under Section 3.3 regarding the justification for and repercussions of failures or delays in the delivery of deliverables to be delivered in accordance with Section 3.1;

(f) Discussing possible expansions of the Collaboration, as per Section 3.2, and other possible strategic collaborations that may be of interest to the parties, it being understood that in the event expansions or other possible strategic collaboration would relate to matters outside the field of Wheat, the matter may be communicated within the respective organizations for further discussions and follow ups outside the Steering Committee with the representatives responsible for the specific subject matter; and

Initials Bayer :	page 19 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(g) Other matters within the scope of the overall responsibility of the Steering Committee to oversee and manage the Collaboration, for which the Steering Committee jointly decides a discussion/decision is required.

The Steering Committee may delegate any additional responsibilities to the Research Committee.

2.2.1.4 Meetings. The Steering Committee shall meet in person at least twice per year (once in Israel and once in Belgium or Germany), on dates agreed upon in the Steering Committee, and otherwise on an as-needed basis (in person or by telephone or video conference) as shall be required in order to make decisions, carry out its duties hereunder and approve recommendations of the Research Committee. The invitations for the meeting shall be sent by the chairperson of the Steering Committee at least two (2) weeks prior to the date of the Steering Committee meeting, and shall include confirmation of the items on the agenda.

Members of the Steering Committee may participate in and vote at meetings in person, by telephone or by video conference, and may vote at meetings by proxy; provided, however, that Bayer and Evogene shall use reasonable efforts to cause their respective Steering Committee members to attend in person, as observer, advisor or expert, each scheduled in-person meeting. Additional employees of either party (or, in the case of Bayer, of its Affiliates) may be permitted to attend Steering Committee meetings. No Steering Committee meeting can be validly held if not all its members are present or represented, in person or by phone, video conference or similar form of communication.

At each such Steering Committee meeting, whether in-person or otherwise, the Steering Committee chairperson shall prepare, or shall have a delegate who is not a member prepare, written minutes which shall document all Steering Committee discussions and decisions in such meetings. Draft minutes shall be distributed to the Steering Committee members within two (2) weeks following the particular Steering Committee meeting, revised as necessary, and, if agreed upon, promptly approved in writing by all Steering Committee members. Thereafter, the approved minutes of each Steering Committee meeting shall be distributed to each member.

2.2.1.5 Decision-Making. All decisions of the Steering Committee shall be made by unanimous consent and documented in writing in the approved minutes of the Steering Committee. In the event the Steering Committee is unable to reach agreement on a matter relating to the activities under the Collaboration within the responsibilities of the Steering Committee (a “Deadlock”), then either party may notify the other of the Deadlock in writing, such notice to describe the subject of the Deadlock in reasonable detail. Subject to the limitations in the following Section 2.2.1.6., Bayer shall retain ultimate decision-making authority over the Deadlocked matter, such authority to be exercised by Bayer in good faith (taking into

Initials Bayer :	page 20 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

consideration concerns raised by Evogene’s representative and the goals of the Collaboration) and notified to Evogene within thirty (30) days after delivery of the applicable Deadlock notice, or within such reasonable longer period of up to an additional sixty (60) days notified by Bayer to Evogene within thirty days after delivery of the applicable Deadlock notice. If Bayer fails to notify Evogene how Bayer has elected to exercise its authority on the Deadlocked matter, then Evogene may take the decision over the Deadlocked matter, such decision to be taken by Evogene in good faith (taking into consideration concerns raised by Bayer’s representative and the goals of the Collaboration) and Evogene shall notify Bayer within thirty (30) days after expiration of Bayer’s notification period set forth the previous sentence. If Evogene fails to notify Bayer how it has elected to exercise its authority to decide on the Deadlocked matter, the matter will be resolved according to Section 15 (Dispute Resolution).

With respect to matters described in Section 2.2.1.6, for which Bayer is not entitled to exercise ultimate decision-making authority with respect to any Deadlock, such Deadlock shall be resolved pursuant to the provisions of Section 15.

2.2.1.6 Limits on Decision-Making Authority. Bayer shall not have the authority under Section 2.2.1.5 to unilaterally make any decision that: (a) adversely impacts Evogene’s rights or its ability to meet its obligations under this Agreement; (b) amends or alters Evogene’s obligations under Section 3.1 or 3.3 or affects the achievability of such obligations (including changes to the criteria for satisfaction thereof); (c) amends or alters Bayer obligations under Sections 6.2 or 6.3 (or the criteria for satisfaction thereof); (d) would change the amount of any of the research payments under Section 7.2 or would require activities that would necessitate an increase in the resources allocated by Evogene to performing the Funded Project; (e) would materially change the goals or scope of the Workplan (excluding however changes to the allocation of activities between ATHLETE Collaboration Discovery Rounds and EvoBreed Collaboration Discovery Rounds that do not materially change the overall resources to be allocated to the ATHLETE Program and/or EvoBreed Program); (f) relate to use of Evogene’s computational platforms or data generation activities; or (g) materially amends either party’s reporting obligations under this Section 2.

Evogene shall not have the authority under Section 2.2.1.5 to unilaterally make any decision that: (a) materially adversely impacts Bayer’s rights or its ability to meet its obligations under this Agreement; (b) amends or alters Evogene’s obligations under Section 3.1 or 3.3 or affects the achievability of such obligations (or the criteria for satisfaction thereof), (c) amends or alters Bayer obligations under Sections 6.2 or 6.3 (or the criteria for satisfaction thereof), (d) would increase the amount of any of the research payments under Section 7.2, or (e) amends either party’s reporting obligations under Section this Section 2.

For the avoidance of doubt, neither party shall be entitled to unilaterally take a decision that may amend, contradict or otherwise be inconsistent with any term or provision of this Agreement.

Initials Bayer :	page 21 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

2.2.2 Research Committee.

2.2.2.1 Establishment. The parties hereby establish a joint “Research Committee” that will be responsible for administering the research and development activities to be performed under the Collaboration, as further set forth in Section 2.2.2.3.

2.2.2.2 Membership. The Research Committee will be comprised of four (4) members appointed by Bayer and four (4) members appointed by Evogene, all of whom shall be full time employees of the appointing party (or an Affiliate of the appointing party, provided that for purposes of this clause, “Control” as it relates to the definition of Affiliate will mean seventy-five (75%) or more ownership and not fifty percent (50%)) and shall have appropriate authority to make the decisions assigned to the Research Committee hereunder. Each of Bayer and Evogene shall communicate to the other, within two (2) weeks after the Effective Date, about the identity of the members its appoints and each of Bayer and Evogene may replace one or more of its Research Committee representatives at any time, upon written notice to the other party. The chairperson of the Research Committee (having no special or additional voting power but who shall be responsible for the practical organization of the meetings) shall be one of the members, in annual rotation between the parties, beginning with Evogene. From time to time, the Research Committee may establish subcommittees, comprised of an equal number of representatives from each party (who may be persons other than Research Committee members), to oversee particular activities within the responsibilities of the Research Committee described in Section 2.2.2.3 hereafter (such as an IT subcommittee and an IP subcommittee). The subcommittees will have an advisory role towards the Research Committee and will have no decisive powers unless the Research Committee has explicitly provided a proxy to the subcommittee to take decisions on specific matters for which it has been established.

2.2.2.3 Responsibilities. The Research Committee will supervise performance of the parties’ work under the Collaboration. The Research Committee will have the following responsibilities:

(a) Discussing, reviewing, suggesting revisions to and approving (subject to final approval by the Steering Committee), no later than sixty (60) days prior to the commencement of each Collaboration Year, a detailed research plan for the subsequent Collaboration Year (“Annual Workplan”). Evogene shall take the lead in preparing such Annual Workplan(s) and in proposing it to the Research Committee. Each such Annual Workplan, upon approval of the Steering Committee, shall automatically constitute an amendment to and part of the Workplan;

(b) Establishing (or, as the case may be, implementing the decisions taken by the Steering Committee related thereto according to Section 2.2.1.3 (b)) infrastructures and procedures for facilitating efficient communication between the parties, including: (i) putting in place necessary IT infrastructures; (ii) deciding on the structure of the reports to be delivered under the Collaboration; (iii) coordinating data transfer; and (iv) establishing procedures for communications regarding patent related issues.

Initials Bayer :	page 22 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(c) Reviewing reports delivered under the Collaboration, monitoring the parties’ performance of their respective obligations under Section 3 and the Workplan, conducting scientific discussions regarding the results of the Collaboration, reporting on this towards the Steering Committee to allow the Steering Committee to perform its work under Section 2.2.1.3(c) and providing suggestions to the Steering Committee with respect to future activities;

(d) Discussing and deciding on matters that are specifically referred to the Research Committee under this Agreement, such as addressing the justification for and repercussions of failures or delays in the delivery of deliverables to be delivered in accordance with Section 3.1, in accordance with the procedure set forth in Section 3.3.

(e) Periodically reviewing whether there is need to revise or expand the Workplan as may be reasonably required to meet the goals of the Multi-Year Workplan and Collaboration.

(i) Subject to Section 2.2.2.5, the Research Committee will have the authority to amend the Workplan with respect to matters that do not materially change the Workplan, without the approval of the Steering Committee, such as changes in Traits within a Trait Class to be addressed in an ATHLETE Collaboration Discovery Round or in an EvoBreed Collaboration Discovery Round or shifting among the Trait Classes to be targeted, or changes in the assays used for validation, provided such changes do not impact the amount of resources allocated to such activity. Any amendments or modifications to the Workplan approved by the Research Committee in accordance with this clause (i) shall be incorporated into the Workplan by reference.

(ii) Subject to Section 2.2.2.5, material changes to the Workplan may be proposed by the Research Committee, but must be approved by the Steering Committee. For illustration purposes, material changes to the Workplan include: (1) changes in the quantity of ATHLETE Collaboration Discovery Rounds or EvoBreed Collaboration Discovery Rounds to be conducted in a Collaboration Year; (2) a shift in the number of Collaboration Genes to be provided among Collaboration Years; and (3) an increase in Model Plan Validation activities. The process for making such proposals to the Steering Committee is set forth in Section 3.2.

(f) Exercising such additional responsibilities as may be delegated to the Research Committee by the Steering Committee.

2.2.2.4 Meetings. The Research Committee shall meet at least quarterly, on dates agreed upon in the Research Committee, whether in-person or by telephone or video conference as the Research Committee agrees, provided that at least two in-person meetings (one in Israel and one in Belgium or Germany) shall be held in each Collaboration Year. The invitations for the meeting shall be sent by the chairperson of the Research Committee at least

Initials Bayer :	page 23 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

two (2) weeks prior to the date of the Research Committee meeting, and shall include confirmation of the items on the agenda. Members of the Research Committee may participate in and vote at meetings, in person, by telephone or by video conference and may vote at meetings by proxy. Additional employees of either party (and in the case of Bayer, of its Affiliates) may be permitted to attend Research Committee or its sub-committees’ meetings, as observer, advisor or expert. At each such Research Committee meeting (or sub-committee meeting), whether an in-person meeting or otherwise, the Research Committee shall appoint a member (or a delegate who is not a member) to prepare written minutes which shall document all Research Committee discussions and decisions in such meeting. Draft minutes shall be distributed to the Research Committee members within two (2) weeks following the particular Research Committee meeting, revised as necessary, and, if agreed upon, promptly approved in writing by all Research Committee members. Thereafter, the approved minutes of each Research Committee meeting shall be distributed to each member.

2.2.2.5 Decision-Making. All decisions of the Research Committee shall be made by unanimous consent and documented in writing in the approved minutes of the Research Committee. In the event the Research Committee is unable to reach agreement on a matter, then such matter shall be escalated to the Steering Committee.

2.2.2.6 Limits on Decision-Making Authority. Notwithstanding anything herein to the contrary, the Research Committee shall have no authority to make any decision (including any amendment or modification of, or supplement to, the Workplan) that: (i) may amend, contradict or otherwise be inconsistent with any term or provision of this Agreement; (ii) changes or affects the parties’ respective obligations under Section 3.1 or 3.3; (iii) would result in Evogene incurring significant additional costs; or (iv) would materially change the Workplan.

2.3 Manpower and Independent Responsibility

2.3.1 Evogene FTEs. Evogene will allocate the number of FTEs per Collaboration Year set forth in the Workplan to perform the Funded Project. Evogene expressly confirms that this number of FTE’s is appropriate and sufficient for the performance of the work of the Funded Project as per the terms of this Agreement and insofar this would not be the case, Evogene shall allocate the number of FTE’s appropriate to perform the work under the Collaboration without this causing an increase of the Research Payments set forth in Section 7. Upon Bayer’s written request in each case, Evogene shall provide Bayer once per Collaboration Year, with a list setting forth the identity of the people working on the Funded Project (in order to allow Bayer comply with Section 4.2).

2.3.2 Independent Responsibility. Except as set forth in this Agreement or in the Workplan to the contrary, each party is responsible for all costs and expenses that it incurs under or in connection with the Collaboration, including its participation on the Steering Committee, Research Committee or any of their respective subcommittees, and any meetings thereof.

Initials Bayer :	page 24 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

3.	Activities Under the Collaboration.

3.1 Performance of Collaboration.

3.1.1 ATHLETE

3.1.1.1 Data Generation. During Collaboration Years [* * *] through [* * *], Evogene will perform ATHLETE Data Generation Activities. [* * *], Datasets generated through ATHLETE Data Generation Activities may also be used by Evogene in EvoBreed Collaboration Discovery Rounds.

3.1.1.2 ATHLETE Collaboration Discovery Rounds. During each of Collaboration Years [* * *] through [* * *], Evogene shall perform the ATHLETE Collaboration Discovery Rounds for such Collaboration Year (all or part of which may be commenced in the previous Collaboration Year), as set forth in Section A.1 (subsection 2) of the Multi-Year Workplan or amendments thereof. Each ATHLETE Collaboration Discovery Round will focus on a target Trait Class (i.e. ABST, NUE or Yield) as provided in Section A.1 (subsection 2) of the Multi-Year Workplan, or as potentially amended (e.g. with regard to [* * *]). Each Identified Gene shall undergo the pre-screen process described in Exhibit F.

3.1.1.3 Gene Computational Reports and Summary Reports. By the end of each Collaboration Year in which Evogene is required to conduct an ATHLETE Collaboration Discovery Round, Evogene shall deliver to Bayer the minimum number of Gene Computational Reports set forth in Section A.1 (subsection 2.4) of the Multi-Year Workplan for such ATHLETE Collaboration Discovery Round, together with a summary report with respect to such ATHLETE Collaboration Discovery Round which shall provide the information described in Section A.3 (subsection 8.1.2) of the Multi-Year Workplan (the “Gene Computational Summary Report”). However, in addition thereto, in the [* * *] Collaboration Year, the Gene Computational Reports and the Gene Computational Summary Reports for first ATHLETE Collaboration Discovery Round will be delivered by the end of the [* * *] of the [* * *] Collaboration Year. [* * *]. If an Identified Gene (or Homolog thereof) is an Encumbered Collaboration Gene, Evogene shall make note of such fact in the corresponding Gene Computational Report, together with a description of the limitations to the parties’ rights and obligations under this Agreement that are required by the Pre-existing Obligations applicable to such Encumbered Collaboration Gene.

3.1.1.4 Summary and Feedback Meetings

(a) ATHLETE Discovery Round Summary Meeting. The Research Committee will convene within thirty (30) days of the delivery by Evogene of the Gene Computational Reports for each ATHLETE Collaboration Discovery Round, for a presentation by Evogene of the ATHLETE Collaboration Discovery Round, highlights on certain Collaboration Genes discovered therein and recommendations for selection into Bayer’s Pipeline.

Initials Bayer :	page 25 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(b) ATHLETE Discovery Round Feedback Meeting. If the Research Committee jointly so agrees upon, the Research Committee may convene after the ATHLETE Discovery Round Summary Meeting referred to in Section 3.1.1.4 (a) above, at a date jointly agreed upon, either in a separate meeting, or in combination with another meeting of the Research Committee, to further discuss Bayer’s comments and feedback to the information included in the relevant reports and/or raised at the ATHLETE Discovery Round Summary Meeting described in Section 3.1.1.4(a), and possibly [* * *].

(c) [* * *].

3.1.1.5 Model Plant Validation.

(a) Evogene shall conduct and complete the [* * *] Model Plant Validation activities described in Section A.2 (subsection 5) of the Multi-Year Workplan on the Identified Gene included in a Gene Computational Report delivered by Evogene to Bayer (or on a Homolog thereof if approved by the Research Committee), within [* * *] ([* * *]) months of the delivery of each such Gene Computational Report.

(b) In addition to the [* * *] Model Plant Validation described in clause (a), subject to Section 3.1.1.6 below, Evogene will perform [* * *] Model Plant Validation with respect to at least [* * *] percent ([* * *]%) [* * *] of the Identified Genes discovered in each of the ATHLETE Collaboration Discovery Rounds that are completed in Collaboration Years [* * *] through [* * *] [* * *], within [* * *] ([* * *]) months of the delivery of the Gene Computational Reports with respect to such Identified Genes. [* * *].

3.1.1.6 Gene Validation Reports and Summary Reports. Within [* * *] ([* * *]) months of the delivery of each Gene Computational Report, Evogene shall deliver to Bayer a Gene Validation Report for the Identified Gene included in the corresponding Gene Computational Report ([* * *]), together with a summary report with respect to the Model Plant Validation performed on such Collaboration Genes as set forth in Section 3.1.1.5 above (“Gene Validation Summary Report”), which shall provide the information described in Section A.3 (subsection 8.1.4) of the Multi-Year Workplan. However, in addition thereto, in the [* * *], the Gene Validation Report and the Gene Validation Summary Reports for first ATHLETE Collaboration Discovery Round will be delivered by the end of the [* * *] of the [* * *].

[* * *]:

(a) [* * *].

(b) [* * *].

Initials Bayer :	page 26 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(c) [* * *].

(d) [* * *].

(e) [* * *].

3.1.2 EvoBreed

3.1.2.1 Infrastructure and Data Generation.

(a) Evogene Infrastructure and EvoBreed Data Generation Activities. During the [* * *]Collaboration Years, Evogene will design the [* * *], as specified in Section A.4 of Exhibit A or other equivalent technology for genotyping. In addition, Evogene, with input from and in joint collaboration with Bayer will perform the following activities in preparation [* * *]. In addition, during each of the [* * *] Collaboration Years, Evogene will perform the Evogene EvoBreed Data Generation Activities (in each case, such activities may be completed in the Collaboration Year following the Collaboration Year in which they were initiated). The Datasets generated through the Evogene EvoBreed Data Generation Activities may be used in ATHLETE Collaboration Discovery Rounds.

(b) Bayer EvoBreed Data Generation Activities. During the [* * *] Collaboration Years, Bayer will perform the Bayer EvoBreed Data Generation Activities [* * *]. The Datasets generated through the Bayer EvoBreed Data Generation Activities will be used in EvoBreed Collaboration Discovery Rounds and may also be used in ATHLETE Collaboration Discovery Rounds. [* * *].

3.1.2.2 EvoBreed Collaboration Discovery Rounds

(a) Target Feature Selection

(i) By the end of the [* * *] of the [* * *] Collaboration Year (i.e. within [* * *]), the Research Committee shall discuss and decide upon a list of [* * *] ([* * *]) Features that are of high priority to Bayer (the “Feature List”), from which Features will be chosen (as described in sub-section (ii) below) for targeting in EvoBreed Collaboration Discovery Rounds. [* * *].

(ii) For each EvoBreed Collaboration Discovery Round, the Research Committee, will determine, taking into account, among other things, the ranking referred to in (i) above, the availability of relevant data and the probability that promising Collaboration SNP Sets will be identified, which Features from the Feature List (the “Chosen Features”) will be targeted in such EvoBreed Discovery Round, based on the target Trait Class for such EvoBreed Collaboration Discovery Round (i.e. ABST, NUE or Yield) as provided in the Multi-Year Workplan. [* * *].

Initials Bayer :	page 27 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(iii) [* * *].

(b) Recipient Information. Evogene will provide Bayer with advance written notice of at least [* * *] ([* * *]) days of any change in the initiation date of an EvoBreed Collaboration Discovery Round from the date set forth for such initiation in the Workplan. [* * *].

[* * *].

[* * *].

[* * *].

(c) Performance of EvoBreed Collaboration Discovery Rounds. During each of Collaboration Years [* * *] through [* * *], Evogene shall complete the number of EvoBreed Collaboration Discovery Round(s) for such Collaboration Year (part of which may be commenced in the previous Collaboration Year) as described in Section A.1 (subsection 3) of the Multi-Year Workplan. [* * *].

(d) Deliverables Resulting from the EvoBreed Collaboration Discovery Round. Following each EvoBreed Collaboration Discovery Round, Evogene shall deliver to Bayer: (i) SNP Computational Reports in respect of the number of Collaboration SNP Sets with respect to such EvoBreed Collaboration Discovery Rounds, as set forth in Section A.1 (subsection 3.3) of the Multi-Year Workplan; and (ii) a summary report with respect to such EvoBreed Collaboration Discovery Round (the “SNP Computational Summary Report”) which shall provide a [* * *].

(e) Summary and Feedback Meetings.

(i) EvoBreed Discovery Round Summary Meeting. The Research Committee will convene within [* * *] ([* * *]) [* * *] of the delivery by Evogene of the SNP Computational Reports of each EvoBreed Collaboration Discovery Round, for a presentation by Evogene of the EvoBreed Collaboration Discovery Round, highlights on certain Collaboration SNP Sets discovered therein.

(ii) EvoBreed Discovery Round Feedback Meeting. If the Research Committee jointly so agrees upon, the Research Committee may convene after the EvoBreed Discovery Round Summary Meeting referred to in Section 3.1.2.2. (e) (i) above, at a date jointly agreed upon, either in a separate meeting, or in combination with another meeting of the Research Committee, to further discuss Bayer’s comments and feedback to the information included in the relevant reports and/or raised at the EvoBreed Discovery Round Summary Meeting and possibly [* * *].

Initials Bayer :	page 28 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(iii) [* * *].

(f) EvoBreed Collaboration Discovery Round Updates. In each of Collaboration Years [* * *], [* * *] and [* * *], Evogene will perform a repeated EvoBreed Discovery Round with respect to Collaboration SNP Sets delivered by Evogene in the previous Collaboration Year, as set forth in Section A.1 (subsection 3.3) of the Multi-Year Workplan (the “Updated EvoBreed Collaboration Discovery Round”). [* * *].

3.1.3 Option to Extend or Curtail the Collaboration Period.

3.1.3.1 Option. Bayer shall have the option, exercisable at any time prior to the end of Collaboration Year [* * *] by written notice to Evogene, to choose one of the following courses of action:

(a) to continue with the Collaboration as planned through Collaboration Year [* * *] only;

(b) to terminate the Collaboration, in whole, effective at the end of Collaboration Year [* * *], in which case the provision of Section 14.3.1.1 shall apply;

(c) to terminate the ATHLETE Program at the end of Collaboration Year [* * *], but to continue the EvoBreed Program activities up to and including Collaboration Year [* * *], in which case the provisions of Section 14.3.1.2.1 shall apply;

(d) to terminate the ATHLETE Program at the end of Collaboration Year [* * *], but to continue and extend the Collaboration Period with respect to the EvoBreed Program activities up to and including Collaboration Year [* * *], in which case the provisions of Section 14.3.1.2.2 shall apply;

(e) to terminate the EvoBreed Program at the end of Collaboration Year [* * *], but to continue the ATHLETE Program activities up to and including Collaboration Year [* * *] in which case the provisions of Section 14.3.1.3.1 shall apply;

(f) to terminate the EvoBreed Program at the end of Collaboration Year [* * *], but to continue and extend the Collaboration Period with respect to the ATHLETE Program activities up to and including Collaboration Year [* * *], in which case the provisions of Section 14.3.1.3.2 shall apply; and

(g) to extend the Collaboration Period with respect to both the ATHLETE Program and the EvoBreed Program to include a Collaboration Year [* * *], in which case the provisions of Section 3.1.3.2 shall apply.

For clarity, if Bayer does not provide any such notice prior to the end of Collaboration Year [* * *], the Collaboration shall continue as planned through Collaboration Year [* * *] only as described in Section 3.1.3.1(a) above.

Initials Bayer :	page 29 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

3.1.3.2 Activities in the Sixth Collaboration Year. If, in its written notification pursuant to Section 3.1.3.1, Bayer states that it wishes to extend the Collaboration to include Collaboration Year 6, Evogene will perform the following activities, subject to Bayer’s payment of the applicable amounts set forth in Section 7.2:

(a) [* * *].

(b) [* * *].

(c) [* * *].

(d) [* * *].

(e) [* * *].

3.2 Revisions or Expansions to Workplan

3.2.1 Any revision or expansion to the Workplan that may be requested by Bayer or suggested by Evogene during the Collaboration Period (e.g. [* * *]) shall be discussed by the parties at the Research Committee. Such discussions will include, without limitation, discussions regarding the effect any such requested revision or expansion will have on the deliverables (including timing) to be provided under this Agreement, the allocation of Evogene’s resources for performance of its activities under the Collaboration, and any corresponding impact such change may have on Bayer’s Annual Research Payments to Evogene, on the ownership of Intellectual Property or on any other provisions of this Agreement.

3.2.2 If the Research Committee determines that Bayer’s request refers to matters that do not materially change the Workplan (such as [* * *]), the Research Committee shall have the authority to amend the Workplan per Bayer’s request, and such amendment shall be incorporated into the Workplan by reference.

3.2.3 If the Research Committee determines that Bayer’s request refers to matters that materially change the Workplan, the Research Committee shall prepare and present to the Steering Committee a detailed written proposal for such revision or expansion to the Workplan, setting forth the description of the work to be performed, the change such expansion or revision will have on deliverables to be delivered under this Agreement (including timing) and the change such expansion or revision will have on resource allocation by Evogene under the Collaboration, as well as possible changes to Annual Research Payments to Evogene, and any adaptations (if any) that such expansion or revision will require in other provisions of this Agreement (e.g. [* * *]).

Initials Bayer :	page 30 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

The Steering Committee shall then have the right to approve such proposal, with or without change, or to reject such proposal. Any such proposal that is approved by the Steering Committee will, when agreed upon and signed by the Parties, be incorporated into an amendment to this Agreement and the Workplan.

3.2.4 If the Research Committee cannot reach agreement as to a detailed proposal for any such proposed revision or expansion to be presented before the Steering Committee as per Section 3.2.3., then the matter will be escalated to the Steering Committee. If the Steering Committee cannot reach agreement on a detailed revision or expansion as referred to in Section 3.2.3. or if such proposal made by the Research Committee is not approved by the Steering Committee (with or without change), the parties will revert to the activities currently contemplated in the Agreement.

3.2.5 The parties acknowledge that Bayer has expressed an interest in expanding the Collaboration to include one or more Discovery Round(s) targeted at identifying Genes or SNPs that confer Traits or Features in the trait class of [* * *], either by adding additional Discovery Rounds or by substituting such Discovery Round(s) with respect to [* * *] for Discovery Rounds for one or more other Trait Class(es). During the Collaboration Period, Bayer has the right, to request an expansion(s) of the Collaboration to include [* * *] as referred to here before. The parties agree that, upon such request from Bayer, they will work in good faith to agree on the terms of such an expansion, including amendments, if any, to be made to this Agreement (e.g. relating to ownership of Intellectual Property, patent filing, prosecution and maintenance, and possibly Annual Research Payments), it being understood that, with respect to the scope of the licenses granted to Bayer, the royalty rates and the milestone payments, the terms relating to such expansion shall be substantially the same as those set forth herein.

3.2.6 The parties acknowledge that Bayer has expressed an interest in expanding the Collaboration to include RePack discovery work. During the Collaboration Period, Bayer has the right to request an expansion of the Collaboration to include RePack. The parties agree that, upon such request from Bayer, they will work together in good faith to agree on the terms of such an expansion, including amendments, if any, to be made to this Agreement.

[* * *].

3.3 Delivery Delays or Failure.

3.3.1 Evogene Delivery Delays or Failures. Each failure or delay by Evogene to duly deliver Gene Computational Reports, Gene Validation Reports, SNP Computational Reports and/or Updated SNP Computational Report, in the amounts and within the time periods for such deliverables required pursuant to this Agreement and the Workplan, and having the content as in Exhibit A, Section A.3 (subsection 8.1 and 9.1) , which failure or delay is beyond the failures and delays permitted under Section 3.1 or otherwise excused under Section 17.2, will hereinafter be deemed an “Evogene Deliverable Failure”, and the following provisions shall apply:

Initials Bayer :	page 31 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

3.3.1.1 Evogene shall promptly notify the Research Committee of such Evogene Deliverable Failure, will provide an explanation of the reasons for such Evogene Deliverable Failure and, if applicable (i.e. if curable), shall provide the Research Committee with a proposed timeframe for completing such delivery and details of activities that must be performed in order to meet such proposed timeframe. The Research Committee then shall discuss such Evogene Deliverable Failure, the information provided by Evogene with respect thereto, and the possible rectification thereof, including taking a decision with regard to timelines for completing the delivery. The Research Committee will further discuss the delay such Evogene Deliverable Failure may have, if at all, on Bayer’s corresponding diligence obligations under Section 6, and to the extent required, will decide on a reasonable extension (e.g. [* * *]). Parties expressly agree however, that with regard to the decision to be taken by the Research Committee regarding any extension to the timetable for any of Bayer’s diligence obligations set forth in Section 6 necessitated by Evogene’s delays, the parties will strive to agree by consensus in the Research Committee, but that, in the event no consensus can be reached, Bayer will have the ultimate decision power to decide on this subject matter, irrespective of any other decision taking mechanisms foreseen in this Agreement; provided that such decision must be reasonable taking into consideration Evogene’s delay and the actual impact such delay has on Bayer’s ability to perform its corresponding diligence obligations within the time periods set forth therefore.

3.3.1.2 Within sixty (60) days after such discussion having taken place and distribution of the minutes of the meeting reflecting the discussion and advise of the Research Committee, Bayer shall elect one of the following courses of action and shall provide written notice to Evogene of its elected course of action:

(a) require Evogene to provide, at no additional cost for Bayer, the relevant deliverables within an extended time period as has been advised by the Research Committee (as per Section 3.3.1.1);

(b) credit the Deliverable Failure Amount (defined in this Section 3.3.1.2 below) towards the performance by Evogene of alternative activities, to be determined by the Research Committee;

(c) require Evogene to reimburse Bayer the Deliverable Failure Amount;

(d) terminate the Collaboration pursuant to Section 14.3.2, if the Evogene Deliverable Failure involves: (i) a failure by Evogene to deliver more than [* * *] percent ([* * *]%) of the minimum number of Gene Computational Reports or Gene Validation Reports required to be delivered in connection with any given ATHLETE Collaboration Discovery Round; or (ii) a failure by Evogene to deliver SNP Computational Reports in respect of more than [* * *] percent ([* * *]%) of the minimum number of Collaboration SNP Sets required to be delivered in connection with any given EvoBreed Collaboration Discovery Round; or

Initials Bayer :	page 32 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(e) terminate the Collaboration pursuant to Section 14.3.2, if Evogene Deliverable Failures relate to (i) a total cumulative amount of more than [* * *] ([* * *]) Collaboration Genes (i.e. Evogene has under-delivered by more than a total of [* * *] Collaboration Genes, excluding permitted failures under Section 3.1.1.6 (a) and (b)) or (ii) a total cumulative amount of more than [* * *] Collaboration SNP Sets (i.e. Evogene has under-delivered by more than a total of [* * *] ([* * *]) [* * *]).

[* * *].

3.3.1.3 The Research Committee will then discuss and determine in good faith any matters not yet addressed in the discussions referred to in Section 3.3.1.1 in connection with Bayer’s elected course of action, except if such course of action is termination according to Section 3.3.1.2 (e).

3.3.1.4 In the event that the Research Committee shall not reach an agreement as to the matters set forth in Section 3.3.1.3 above, such matters shall be escalated from the Research Committee to the Steering Committee.

3.3.1.5 Bayer’s rights under this Section 3.3.1 shall be Bayer’s sole and exclusive remedy in respect of an Evogene Deliverable Failure, and Evogene shall have no further liability in respect of an Evogene Deliverable Failure.

3.3.2 Bayer Data Delivery Delays or Failures. In the event that Bayer fails to duly provide Evogene with the deliverables set forth in Section 3.1.2.1(b) above (i.e., the Datasets generated through Bayer in the framework of Bayer EvoBreed Data Generation Activities) and/or the deliverables set forth in Section 3.1.2.2(b) above (i.e., [* * *]), within the time periods (including permitted delays) described in Section 3.1.2.1(b) or 3.1.2.2(b), as applicable , the following shall apply: [* * *].

Evogene’s rights under this Section 3.3.2 shall be Evogene’s sole and exclusive remedy in respect of Bayer’s delay or lack of delivery of the deliverables set forth in Section 3.1.2.1(b) or 3.1.2.2(b), and Bayer shall have no further liability in respect of such delay or lack of delivery.

3.4 Bi-Annual and Annual Reports. During the Collaboration Period, in addition to the reports to be provided pursuant to Section 3.1, within thirty (30) days after the end of each six-month period of each Collaboration Year during the Collaboration Period, each party shall prepare and provide to the Research Committee a summary of its activities during such six-month period (and for the 2nd half of each Collaboration Year, for the Collaboration Year then ended) under the Collaboration, as more particularly described on Exhibit A.3 (subsection 10) attached hereto.

Initials Bayer :	page 33 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

3.5 Material Transfer and Stewardship.

3.5.1. From time to time, each of Bayer and Evogene may transfer Biological Materials to the other for purposes of the Collaboration. Prior to transferring any such Biological Material, the party proposing to transfer material will ask the other party whether it wishes to receive such Biological Material, and will not make any such transfer without first receiving the consent of the other party to the receipt of such Biological Material. If a party transferring the Biological Materials is aware of a (potential) presence of unintended material in Biological Material, it shall inform the receiving party thereof prior to transferring the Biological Material. Each party agrees not to transfer, and to ensure that its Affiliates do not transfer, the other party’s material to any Third Party; except that a party and its Affiliates may transfer the other party’s Biological Material to Contractors performing work on behalf of and for the benefit of such party under this Agreement who are legally bound to use such Biological Material in accordance with terms comparable to those of this Section 3.5. The Biological Materials are experimental in nature and neither party makes any representation or warranty, express or implied, as to the identity, ownership, purity, utility, safety or activity of the Biological Materials. Neither party shall be liable for any loss, harm, illness or other damage or injury arising from the other party’s receipt, handling, use or disposal of the Biological Materials, except to the extent attributable to its own gross negligence or willful misconduct. Further, neither party makes any representation or warranty that use of the Biological Materials will not infringe any Third Party intellectual property rights. Each party shall use the other party’s Biological Materials only for the purposes of performing its obligations or exercising its rights under this Agreement. Upon expiration or early termination of the Collaboration Period, (i) Evogene will destroy or return (at the request of Bayer), and ensure that Evogene’s Affiliates destroy or return, to Bayer any remaining Biological Materials of Bayer in its or its Affiliates’ possession, and (ii) Bayer will destroy or return (at the request of Evogene), and ensure that Bayer’s Affiliates destroy or return, to Evogene any remaining Biological Materials of Evogene in its or its Affiliates’ possession , except that Bayer and its Affiliates will be entitled to continue using Biological Materials in accordance with the licenses as granted under this Agreement and to the extent needed to exercise such licenses.

3.5.2. Destruction of Biological Material received from the other party shall be certified by the party destructing the Biological Material to the party having provided the Biological Material.

3.5.3. Each party will use, and ensure that its Affiliates use, the other party’s Biological Materials in accordance with all applicable laws, regulations and governmental guidelines.

To the extent that any legal approvals or documents are required to enable activities under this Agreement, the party responsible for performing the activities shall obtain such approvals and documents which may include release permits and notifications, necessary approvals for material movement, importing or exporting Biological Material.

3.5.4. (a) Bayer supports and has affirmed its commitment to the Excellence Through Stewardship industry initiative. Further information relating to this initiative can be found at www.excellencethroughstewardship.org.

Initials Bayer :	page 34 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

The Parties agree to adhere, with respect to Biological Material exchanged between the parties ,to, and will include in agreements with Third Parties with whom they work in connection with this Agreement, the requirement of such Third Party to adhere with respect to such Biological Material to, mutually (between Bayer and Evogene) agreed appropriate and commercially reasonable stewardship provisions (including a plan to meet applicable stewardship and regulatory requirements pursuant to Section 3.5 which shall contain standard operating procedures and best practices which are applicable to such Biological Material), plant product integrity provisions, quality-assurance and quality-control standards with respect to Biological Material it provides the other party under this Agreement, including the requirement in all cases to immediately report any significant non-conformance (including unintended presence or loss of material control) relating to such Biological Material with the potential to impact product integrity, regulatory compliance, stewardship, quality standards or affect external stakeholders and/or markets.

Such incident reporting to Bayer shall be done to:

Bayer CropScience Inc.,

t. attn. James Humphris

Global Stewardship Manager – Oilseeds & Wheat

Calgary, Canada

Phone: +1 403 723 4541

Fax +1 403 723 7496

E-mail : james.humphris@bayer.com

and/or to any other person communicated by Bayer to Evogene

All communications related to incidence reporting and further actions shall be coordinated by the Bayer responsible person and Evogene. Any actions agreed to by the parties will be specific to the situation at hand including appropriate documentation and record keeping.

3.5.4. (b) Parties acknowledge that, as the Agreement evolves, more detailed stewardship provisions including plant product integrity provisions may apply on the activities of this Agreement with respect to Biological Material provided, in which case Bayer may propose such detailed provisions as a new Exhibit to this Agreement. Such detailed provisions may include e.g. rights to audit (as explained hereunder), quality management systems implementation, processes, requests to ship Biological Material through internationally accepted analytical laboratories for testing on presence of intended and absence of unintended biological material in the Biological Material to be shipped, self-certification of Evogene of having appropriate process based quality management systems in place designed to be consistent with leading industry programs, including the Excellence Through Stewardship™ initiative (www.excellencethroughstewardship.org).

Initials Bayer :	page 35 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

With regard to the right to audit, such right of Bayer on Evogene would mean auditing the stewardship and quality processes and plans of Evogene and any contractor of Evogene at reasonable intervals and times, coordinated in advance with Evogene, for compliance with this Agreement or to contract a Third Party on its behalf and at its expense to conduct such audit, subject to such Third Party signing a confidentiality agreement in a form reasonably acceptable to Evogene, in each case solely to determine whether Evogene complying with its obligations under Section 5 with respect to Biological Material to be transferred to Bayer. Evogene must respond to reasonable audit findings and take commercially reasonable appropriate actions to remedy findings of non-compliance with this Agreement. Evogene must permit properly requested inspections by authorized regulatory officials with respect to its activities under this Agreement, and if such audit relates to Biological Material to be provided to Bayer, must provide a copy of the final audit report, to the extent relating to such Biological Material, to the Bayer responsible person. It is understood that the right to audit shall not imply an obligation to audit. In case no audits are performed, this shall not be interpreted as an approval of stewardship and quality processes and plans.

3.5.5 Parties agree to cooperate and work together in good faith to agree on such stewardship and plant product integrity provisions, it being understood that Evogene shall not unreasonably withhold its consent to stewardship requirements requested by Bayer including plant product integrity provisions which are customary in the industry, taking into account the activities under the Agreement and the nature of the business of the parties. Such good faith discussions shall include a discussion on the estimated costs potentially related to adhering to certain stewardship or plant product integrity provisions and a good faith negotiation to reach agreement on which party is to bear such costs. For clarity, nothing in the above shall be deemed to require Evogene to agree to incur additional costs.

3.5.6. The stewardship provisions in this Section 3.5 are minimum requirements. Each party remains responsible for following all applicable laws and regulations. If any regulatory requirement conflicts with any provision of these stewardship provisions the regulatory requirement shall prevail. The party having received the Biological Material shall immediately notify the other party of any such conflict.

4.	Exclusivity; Non-Solicitation

4.1 Exclusivity. Except as otherwise set forth herein, for the duration of the Collaboration Period, Evogene agrees that: (i) except as required by Pre-existing Obligations, it will not directly or indirectly license to any Third Party the right to use for any transgenic or breeding application in Wheat (regardless of Trait or Feature of interest), any Evogene Gene or Evogene SNP; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any ATHLETE Discovery Round that intentionally targets the discovery of Genes that confer Traits for transgenic applications in Wheat, it being understood that Genes identified through any ATHLETE Discovery Round not targeted towards

Initials Bayer :	page 36 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

the discovery of Genes that confer Traits in Wheat may be useful in Wheat (e.g. Evogene Genes discovered in an ATHLETE Discovery Round for yield improvement in corn, may be useful for use in Wheat), and (iii) it shall not, in collaboration with or for the benefit of any Third Party, engage in or perform any EvoBreed Discovery Round geared at discovering SNPs for breeding applications in Wheat targeted at addressing Features, it being understood that SNPs identified through any EvoBreed Discovery Round not targeted towards the discovery of SNPs that confer Features (irrespective of the target Features) in Wheat may be useful in Wheat. For clarity, in the event of a Change of Control of Evogene in which it is merged into another entity, the restrictions above with respect to Evogene Genes and Evogene SNPs shall not apply to Genes or SNPs, the use of which was discovered by such entity prior to such Change of Control or after the Change of Control through activities not making use of ATHLETE or EvoBreed. For clarity, and subject to other agreements that may be made between the parties, Evogene may freely license rights with respect to Collaboration Genes to any Third Party for use in any crop other than Wheat and may freely use Evogene Wheat Data and any other Dataset developed by Evogene under the Collaboration with respect to crops other than Wheat for any and all purposes.

4.2 Non-Solicitation. During the Collaboration Period and for [* * *] ([* * *]) year thereafter, neither party (or any of its Affiliates) shall solicit, or request any party engaged by it to solicit, any employee of the other party or its Affiliates who conducted work on the Collaboration to join the workforce of such party as an employee or independent contractor; provided that either party may make general postings or advertisements of open positions, and hire any employee of the other party responding thereto.

5.	Licenses.

5.1	To Bayer.

5.1.1	Exclusive Commercial License.

5.1.1.1 License Grant. Subject to the terms and conditions set forth in this Agreement, Evogene hereby grants to Bayer and its Affiliates (with respect to each Affiliate, only so long as such entity remains an Affiliate of Bayer) an exclusive, perpetual, worldwide, royalty-bearing license under the Evogene Patent Rights and Exclusive Know-How to use Collaboration Genes, Collaboration SNP Sets solely in Wheat to make, have made, market, offer for sale, sell, have sold and import Licensed Products; provided that Evogene reserves for itself, its Affiliates and Contractors performing work for or on behalf of and under supervision of Evogene, the right under Evogene Patent Rights and Exclusive Know-How to use Collaboration Genes and Collaboration SNP Sets in Wheat solely for Evogene’s or its Affiliates’ own research purposes. For clarity, no license is granted under this clause with respect to any crops other than Wheat.

5.1.1.2 Sublicenses. Bayer will be entitled to grant Sublicenses to Third Parties under the license granted pursuant to Section 5.1.1.1, subject to the terms of this Section 5.1.1.2. Any such Sublicense shall be on terms and conditions in compliance with and not

Initials Bayer :	page 37 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

inconsistent with the terms of this Agreement and may only be made pursuant to written agreements, which will be subject and subordinate to the terms and conditions of this Agreement. Such Sublicense agreements will contain, among other things, the following:

(a) provisions necessary to ensure Bayer’s ability to perform its obligations under this Agreement, such as reporting and audit provisions that will enable Bayer to comply with its obligations under Section 8.1 and 8.3;

(b) a provision clarifying that, in the event of termination of the license set forth in Section 5.1.1.2 (in whole or in part, e.g. with respect to specific Collaboration Genes or a Gene Group), any existing Sublicense shall terminate to the extent of such terminated license, subject to Evogene’s obligations under Section 14.5.1.7; and

(c) If the Sublicense agreement allows for the grant of a further Sublicense by the Sublicensee, a provision stating that any further Sublicense may only be made in compliance with, and shall be subject to, the terms of this Section 5.1.1.2.

5.1.1.3 Summary Information Regarding Sublicense Agreement. Within sixty days of the end of every Calendar Year, Bayer shall provide Evogene with a list of Sublicense agreements entered into by Bayer in the previous Calendar Year, together with the following information: (a) the identity of the Sublicensee; (b) the subject matter Sublicensed, including the scope of the Sublicense granted (e.g. Collaboration Gene(s) covered, Collaboration SNP Set(s) covered, territories covered); and (c) Non-Royalty Sublicense Income received and to be received in connection with such Sublicense, including upfront fees, milestone payment and any other consideration that is Non-Royalty Sublicense Income. Such information shall be treated by Evogene as Confidential Information of Bayer and shall be used solely for the purpose of monitoring Bayer’s compliance with its obligations under this Agreement.

5.1.1.4 Breach by Sublicensee. Bayer shall be responsible and liable for any breach of a Sublicense agreement by any Sublicensee that results in a material breach of this Agreement. Without limiting the foregoing, Bayer shall either (a) cure such breach in accordance with Section 14.4.1 of this Agreement or (b) enforce its rights by terminating such Sublicense agreement in accordance with the terms thereof. Bayer will inform Evogene in its annual report of any termination of a Sublicense agreement or any assignment of a Sublicense agreement made by any Sublicensee (including the identity of the assignee).

5.1.2	Non-Exclusive Licenses.

5.1.2.1 Evogene Wheat Data. Subject to the terms and conditions set forth in this Agreement, Evogene hereby grants to Bayer and its Affiliates (with respect to each Affiliate, only so long as such entity remains an Affiliate of Bayer) a non-exclusive, worldwide, royalty-free license (without the right to grant Sublicenses but with the right to use Evogene Wheat Data for research purposes alone or in collaboration with Third Parties) to use the Evogene Wheat Data solely in Wheat.

Initials Bayer :	page 38 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

5.1.2.2 Evogene Lines. Subject to the terms and conditions set forth in this Agreement, Evogene hereby grants to Bayer and its Affiliates (with respect to each Affiliate, only so long as such entity remains an Affiliate of Bayer) a non-exclusive, worldwide, royalty-bearing (included in the Net Feature Value) license (without the right to grant Sublicenses) to use the Evogene Lines solely for use in a Back-Cross Program for the development of Licensed Products.

5.1.3 Affiliates. Bayer shall remain responsible in all regards with respect to acts or omissions of its Affiliates under this Agreement and shall ensure their adherence to the terms and conditions of this Agreement. Bayer hereby represents and warrants that each of its Affiliates exercising any of the rights granted hereunder agrees to be bound and will be bound toward Evogene by all obligations relating to such use, by obligation that is directly enforceable by Evogene against Bayer and such Affiliate, it being understood however that Bayer shall in any event be notified prior to any action being taken by Evogene towards an Affiliate of Bayer. Via Bayer’s reporting obligations under Section 6.1.4, Bayer will keep Evogene informed which operations are undertaken by any of its Affiliates under this Agreement.

5.1.4 Contractors. The licenses granted to Bayer under Section 5.1.1.1 and 5.1.2 include the right to have some or all of Bayer’s rights under such sections exercised or performed by one or more Contractors for or on Bayer’s or its Affiliate’s (in case of Affiliates, so long as such entity remains an Affiliate) behalf for Bayer’s or its Affiliate’s sole benefit and under its supervision; provided, however, that: (a) such Contractor is bound by all confidentiality and intellectual property-related provisions of this Agreement applicable to its activities under such license; (b) no such Contractor shall be entitled to grant, directly or indirectly, to any Third Party any Sublicense with respect to any such rights; and (c) Bayer will be responsible for any act or omission taken or made by a Contractor of Bayer or its Affiliate under the licenses granted to Bayer pursuant to Section 5.1.1.1 and 5.1.2 and any such act or omission will be deemed an act or omission by Bayer under this Agreement.

5.2	To Evogene.

5.2.1 License Grant. Subject to the terms and conditions set forth in this Agreement, Bayer hereby grants to Evogene and its Affiliates (in each case, only so long as such entity remains an Affiliate of Evogene) a non-exclusive, worldwide, royalty-free license (without the right to grant Sublicenses) to use the Bayer Wheat Data solely for the performance of the Collaboration.

5.2.2 Affiliates. Evogene shall remain responsible in all regards with respect to acts or omissions of its Affiliates under this Agreement and shall ensure their adherence to the terms and conditions of this Agreement. Evogene hereby represents and warrants that each of its Affiliates that may exercise any of the rights granted hereunder will agree to be bound and will be bound toward Bayer by all obligations relating to such use, by obligation that is directly enforceable by Bayer against Evogene and such Affiliate. Evogene will inform Bayer on an annual basis which operations are undertaken by any of its Affiliates under this Agreement.

Initials Bayer :	page 39 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

5.2.3 Contractors. The license granted to Evogene under Section 5.2.1 includes the right to have some or all of Evogene’s rights under such section exercised or performed by one or more Contractors on Evogene’s or its Affiliate’s (in each case, so long as such entity remains an Affiliate) behalf for Evogene’s or its Affiliate’s sole benefit and under its supervision; provided, however, that: (a) such Contractor is bound by all confidentiality and intellectual property-related provisions of this Agreement applicable to its activities under such license; (b) no such Contractor shall be entitled to grant, directly or indirectly, to any Third Party any sublicense with respect to any such rights; and (c) Evogene will be responsible for any act or omission taken or made by a Contractor of Evogene or its Affiliate under such license and any such act or omission will be deemed an act or omission by Evogene under this Agreement.

5.3. Limitations with Respect to Encumbered Collaboration Genes. Notwithstanding anything to the contrary in this Agreement, Bayer’s license and rights hereunder with respect to an Encumbered Collaboration Gene shall be subject to the applicable provisions(such as patent enforcement and rights to improvements) covering such Encumbered Collaboration Gene that are set forth in the report provided by Evogene under Section 3.1.1.3 which will describe, with respect to such Encumbered Collaboration Gene, the limitations to the parties’ rights and obligations under this Agreement that are required by the Pre-existing Obligations applicable to such Encumbered Collaboration Gene. Evogene shall not be required to make any amendments to such Pre-existing Obligations in order to adapt them to the provisions of this Agreement and in the case of a conflict between the terms of this Agreement and any Pre-existing Obligations as described in the relevant report provided by Evogene under Section 3.1.1.3, such Pre-existing Obligations will prevail. Bayer’s exercise of its license and rights with respect to an Encumbered Collaboration Gene will be deemed Bayer’s agreement to the provisions set forth in the relevant report provided by Evogene under Section 3.1.1.3., provided however, for the avoidance of doubt, that such agreement of Bayer shall only relate to the provisions impacting Bayer’s rights and obligations under this Agreement.

5.4 No Other Grant of Rights. Except for the rights specifically granted under this Agreement, nothing in this Agreement will be construed to confer any ownership interest, license or other rights upon either party by implication, estoppel or otherwise as to any technology, intellectual property rights, products or biological materials of the other party, or any other entity.

6.	Development and Commercialization Diligence.

6.1	General.

6.1.1 Specific Diligence Milestone. Without prejudice to Section 17.2, Bayer, by itself or through its Affiliates or Sublicensees, shall perform the activities set forth in Sections 6.2 and 6.3 within the time periods specified therein.

Initials Bayer :	page 40 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

6.1.2 General Diligence.

6.1.2.1 In addition to Bayer’s obligations under Section 6.1.1, Bayer, by itself or through its Affiliates or Sublicensees, shall use its commercial reasonable efforts (meaning those reasonable, diligent, good faith efforts as Bayer would normally use to accomplish a similar objective under similar circumstances and using at least those efforts that would normally be used by a similarly situated biotech company with respect to a product Controlled by it of similar market potential, taking into account issues of safety, efficiency, targeted product profile, reasonable return on investment, competitiveness of the marketplace, regulatory structure and other relevant factors): (a) to develop Licensed Products; (b) to introduce Licensed Products into the commercial market; and (c) to market Licensed Products following such introduction into the market.

6.1.2.2 As at the Effective Date of this Agreement, not all eventualities resulting from future technical, scientific and economic developments as well as possible changes of legislation in various jurisdictions concerned can be foreseen or taken into account. If during this Agreement, there should be any case of undue hardship for Bayer, as a result of which Bayer cannot reasonably be expected to be bound by the diligence obligations set forth in Section 6.1.2 (e.g. drastic changes in legislation and regulatory environment or market acceptance criteria, political environment influencing public acceptances, not obtaining required field trial permits due to reasons beyond Bayer’s control), then such shall not be seen as a breach of Bayer of its diligence obligations set forth in Section 6.1.2.1 and Bayer and Evogene shall confer in good faith in order to come to an amicable understanding and a solution acceptable for both parties.

For clarity, the provisions of this Section 6.1.2.2 shall not apply to Bayer’s obligations under Sections 6.1.1, 6.2 or 6.3.

6.1.3 Encumbered Collaboration Genes. Without limiting any of the foregoing and notwithstanding anything described hereafter in Section 6, in the event that a diligence obligation of Bayer under this Agreement would not be reached within the time period set forth therefore as a result of provisions of Pre-existing Obligations imposed on an Encumbered Collaboration Gene, then any delay resulting from such Pre-existing Obligations will not be considered as a failure of Bayer to meets its obligations.

6.1.4 Annual Report. Commencing with the expiration or earlier termination of the Collaboration Period (at which time the parties will no longer have reporting obligations under Section 3.4), within sixty (60) days after the end of each calendar year, Bayer shall furnish Evogene with a written report in a form described in Exhibit A, Section A.3 (subsection 10.3) summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products, including without limitation: (a) research and development activities, including with respect to each Collaboration Gene and each Collaboration SNP Set that has entered the Bayer Pipeline, the stage such Collaboration Gene or Collaboration SNP Set, as applicable, has reached in the Bayer Pipeline, and including, after completion of a seasonal field trial with respect to a Licensed Product, and overview of the results of such trials, including an analysis thereof; and (b) which activities are undertaken by any of its Affiliates under this Agreement in accordance with Section 5.1.3 (including the name of such Affiliates). Each report shall be broken down by Licensed Products.

Initials Bayer :	page 41 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Within thirty (30) days after the receipt of each such report and, if Evogene, based on the received reports has reasonable doubt about Bayer’s compliance with its obligations under Section 6.2 and 6.3 or a specific concern regarding the contents of such report or would otherwise like clarifications regarding the subject matter of the report, Evogene may request a meeting of the Joint Review Committee (defined below in Section 6.1.5) to review with Bayer the contents of such report and the progress of Bayer’s efforts to meet its obligations under Sections 6.2 and 6.3; such request shall be notified to Bayer and, if Evogene wishes to raise concerns about Bayer’s compliance with its obligations under Section 6.2 or 6.3 in such meeting, its request for a meeting shall contain a short description of such concerns.

6.1.5 Joint Review Committee. During the Collaboration Period, the Steering Committee will also serve as a joint review committee (the “Joint Review Committee”). Following the Collaboration Period, the Joint Review Committee will be comprised of an equal number of full time employees from each party (or an Affiliate of such party, provided that for purposes of this clause, “Control” as it relates to the definition of Affiliate will mean seventy-five (75%) or more ownership and not fifty percent (50%)). Each Party may change its representatives to the Joint Review Committee from time to time, in its sole discretion, effective upon notice to the other party of such change. These representatives shall have appropriate technical credentials, experience and knowledge relevant to the development and commercialization of Licensed Products. The Joint Review Committee will review questions raised by Evogene regarding the subject matter of the reports provided by Bayer pursuant to Section 6.1.4. In addition, the Joint Review Committee will discuss requests brought by Bayer to the Joint Review Committee with respect to milestone fees with respect to Collaboration Genes in accordance with the last paragraph of Section 7.3.1.

Additional representatives of a party may from time to time, by mutual consent of the parties, be invited to attend Joint Review Committee meetings as observer or expert. Decision-making authority is not vested within the Joint Review Committee; however, the parties will consider in good faith all suggestions brought to the Joint Review Committee by the parties. The Joint Review Committee may meet at dates and locations jointly agreed upon within the Joint Review Committee and may meet by means of teleconference, videoconference or other similar communications equipment. Each party will bear its own costs associated with its representative’s participation on the Joint Review Committee.

Initials Bayer :	page 42 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

6.2	Collaboration Genes.

6.2.1	Collaboration Genes Diligence.

6.2.1.1	Transformation into Wheat.

(a) With respect to each Gene Group 1 to 3, within [* * *] ([* * *]) months of the end of the Gene Group Period for such Gene Group as set forth in Section 1.72 of this Agreement (e.g. with respect to Gene Group [* * *], by [* * *] months), Bayer shall initiate transformation in Wheat with respect to the minimum number of Collaboration Genes within such Gene Group set forth in Section 1 of the Exhibit B (the “Minimum Number of Collaboration Genes For Bayer GM Pipeline”). [* * *].

(b) With respect to each of the [* * *] ([* * *]) and the [* * *] ([* * *]) Gene Groups, Bayer may initiate transformation in Wheat with respect to less than the Minimum Number of Collaboration Genes For Bayer GM Pipeline of such Gene Groups, provided that: [* * *].

(c) [* * *].

6.2.1.2 First Field Trials. With respect to each Gene Group, within [* * *] ([* * *]) months from the Transformation Date of such Gene Group, Bayer shall complete a First Wheat GM Trial with respect to at least [* * *] ([* * *]) [* * *] within such Gene Group. Within [* * *] ([* * *]) months from the Transformation Date of such Gene Group, Bayer shall complete a First Wheat GM Trial with respect to the remaining Minimum Number of Collaboration Genes For Bayer GM Pipeline of such Gene Group. [* * *].

6.2.1.3 Pipeline Advancement. With respect to each Gene Group, Bayer shall advance at least [* * *] ([* * *]) [* * *]within such Gene Group from GM Phase [* * *] to GM Phase [* * *] in the Bayer Pipeline, within the timeframes for advancement to each GM Phase set forth in Section 1 of the Exhibit B. [* * *].

6.2.1.4. Extension of diligence timeframes.

(a) [* * *].

(b) In addition to Bayer’s rights under Section 6.2.1.4(a), if Bayer believes that it will not meet a milestone set forth in Section 6.2.1.3 with respect to a Gene Group within the time period set forth above for the attainment of such milestone, as extended pursuant to Section 6.2.1.4(a), [* * *], without such extension being deemed a failure by Bayer to meet its diligence obligations under Section 6.2.1.3.

(c) In addition to Bayer’s rights under Section 6.2.1.4(b), if Bayer believes that it will not meet a milestone set forth in Section 6.2.1.3 with respect to a Gene Group within the time period set forth above for the attainment of such milestone, as extended pursuant to Section 6.2.1.4(b), [* * *], without such extension being deemed a failure by Bayer to meet its diligence obligations under Section 6.2.1.3.

Initials Bayer :	page 43 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(d) In addition, with respect to Bayer’s obligations under Section 6.2.1.3 to advance a Collaboration Gene from GM Phase [* * *] and GM Phase [* * *], if after extending the time period for attainment of such milestone in accordance with Sections 6.2.1(b) and 6.2.1(c) Bayer is still unable to meet such milestone within the extended period due to [* * *], Bayer may extend the time period for achieving such milestone by an additional period of up to [* * *] by providing Evogene with written notice of such prior to the end of the then current period for achieving such milestone. Such notice will be accompanied by a detailed explanation for such extension. However, if the concrete circumstances described above are such that they would reasonably justify a period of delay longer than [* * *] ([* * *]) [* * *], then Bayer and Evogene shall confer in good faith in order to come to an amicable understanding and a solution acceptable for both parties, it being understood that the total delay shall not be longer than [* * *] ([* * *]) [* * *].

6.2.2 Collaboration Genes Diligence Failure

6.2.2.1 Failure to Conduct Transformation into Wheat. With respect to each Gene Group, if within the timeframe set forth in Section 6.2.1.1, and subject to Section 6.2.1.4, Bayer does not initiate transformation into Wheat of the Minimum Number of Collaboration Genes For Bayer GM Pipeline for such Gene Group as set forth in Section 6.2.1.1 above, then [* * *].

6.2.2.2 Failure to Conduct First Wheat GM Trials. With respect to each Gene Group, if, subject to Section 6.2.1.4, within [* * *] ([* * *]) [* * *] from the Transformation Date of such Gene Group, Bayer does not complete a First Wheat GM Trial with respect to at least [* * *] ([* * *]) [* * *], then [* * *].

6.2.2.3 Failure to Conduct Pipeline Advancement. With respect to each Gene Group, if Bayer does not advance at least [* * *].

6.3	Collaboration SNPs.

6.3.1	Collaboration SNPs Diligence

6.3.1.1 First Field Trials. With respect to each Collaboration SNP Set: (i) within [* * *]([* * *]) [* * *] from delivery to Bayer of the SNP Computational Summary Report of such Collaboration SNP Set, Bayer shall initiate an introgression process into Wheat with respect to such Collaboration SNP Set; (ii) within [* * *] ([* * *]) [* * *], or within a period of time as discussed in and advised by the Research Committee, from delivery to Bayer of the SNP Computational Summary Report of such Collaboration SNP Set, Bayer shall complete the development of an SNP Assay with respect to such Collaboration SNP Set; and (iii) [* * *].

(a) Notwithstanding the above, if Bayer is unable to [* * *].

(b) [* * *].

Initials Bayer :	page 44 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

6.3.1.2 Pipeline Advancement. Bayer shall advance each Collaboration SNP Set from Breeding Phase [* * *] to Breeding Phase [* * *] in the Bayer Pipeline, within the timeframes for advancement to each Breeding Phase set forth in Exhibit B, Section 2. [* * *].

6.3.1.3 Extension of diligence timeframes.

(a) If Bayer believes that it will not meet a milestone set forth in Section 6.3.1 within the time period set forth above for the attainment of such milestone (as may have been extended pursuant to the provisions of Section 3.3.1.1), [* * *].

(b) In addition to Bayer’s rights under Section 6.3.1.3(a), if Bayer believes that it will not meet a milestone set forth in Section 6.3.1.2 within the time period set forth above for the attainment of such milestone, as extended pursuant to Section 6.3.1.3(a), [* * *].

(c) In addition to Bayer’s rights under Section 6.3.1.3(b), if Bayer believes that it will not meet a milestone set forth in Section 6.3.1.2 within the time period set forth above for the attainment of such milestone, as extended pursuant to Section 6.3.1.3(b), [* * *].

6.3.2 Collaboration SNPs Diligence Failure

6.3.2.1 Failure to Conduct First Field Trials. With respect to each Collaboration SNP Set, if Bayer does not complete any of the milestones set forth in Section 6.3.1.1(iii) within the timeframe set forth in Section 6.3.1.1(iii) above for completion of such milestone, as may be extended pursuant to Section 6.3.1.3(a), then the consequence set forth in Section 6.3.2.3 below will apply with respect to Bayer’s license under Section 5.1 to such Collaboration SNP Set.

6.3.2.2 Failure to Conduct Pipeline Advancement. With respect to each Collaboration SNP Set, if Bayer does not advance such Collaboration SNP Set from Breeding Phase [* * *] to Breeding Phase [* * *] in the Bayer Pipeline within the applicable timeframe for advancement from Breeding Phase to Breeding Phase as set forth in Section 6.3.1.2 above (as such timeframe may be extended in accordance with Section 6.3.1.3 above), or if at any time after such Collaboration SNP Set has been advanced to a next Breeding Phase in the Bayer Pipeline, Bayer discontinues to work in good faith in such Breeding Phase on such Collaboration SNP Set, then the consequence set forth in Section 6.3.2.3 below will apply with respect to Bayer’s license under Section 5.1 to such Collaboration SNP Set.

6.3.2.3 Consequences of Bayer Diligence Failures. With respect to any Collaboration SNP Set as to which Bayer has incurred diligence failure as set forth in Section 6.3.2.1 or 6.3.2.2 above, [* * *].

Initials Bayer :	page 45 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

7.	Consideration.

7.1 Upfront Fees. In partial consideration for rights granted with respect to Collaboration Genes and related assets and Know-How developed prior to the Effective Date, Bayer shall pay Evogene a non-refundable technology access and license fee in an aggregate amount of [* * *] Euro (€[* * *]) in two equal installments as follows: [* * *].

7.2 Research Payments to Evogene.

7.2.1 General. Subject to the terms and conditions of this Agreement (including early termination or partial termination of the Collaboration in accordance with Section 14.3), Bayer shall pay Evogene the following annual payments for ongoing research, (each, an “Annual Research Payment”), which Annual Research Payments shall each be made in four equal, quarterly installments, payable upon receipt of the corresponding invoices in accordance with Section 8.2, which invoices shall be issued after the last day of each quarter of the relevant years, in arrears,:

7.2.1.1 For Collaboration Year 1, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro

(€[* * *]);

7.2.1.2 For Collaboration Year 2, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro
(€[* * *]);

7.2.1.3 For Collaboration Year 3, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro
(€[* * *]);

7.2.1.4 For Collaboration Year 4, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro
(€[* * *]);

7.2.1.5 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]); and

7.2.1.6 For the year following the end of Collaboration Year [* * *], during which Evogene will perform the Validation Tail, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]).

7.2.2 Payments in Case of Extension. In case Bayer decides to continue activities in Collaboration Year [* * *] with respect to both the ATHLETE Program and the EvoBreed Program, in accordance with Section 3.1.3.1(g), the Annual Research Payments specified above in Section 7.2.1.5 and 7.2.1.6 shall be replaced by the Annual Research Payments specified below in Section 7.2.2.1, 7.2.2.2. and 7.2.2.3 :

7.2.2.1 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro
(€[* * *]);

7.2.2.2 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro
(€[* * *]); and

Initials Bayer :	page 46 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

7.2.2.3 For the year following the end of Collaboration Year [* * *], during which Evogene will perform the Validation Tail, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]).

7.3.	Milestone Fees.

7.3.1 Collaboration Genes. As further consideration for the grant to Bayer of the licenses granted under this Agreement, Bayer shall pay Evogene the following non-refundable milestone fees upon the occurrence of the following events with respect to each Collaboration Gene:

7.3.1.1 [* * *] Euro (€[* * *]) upon achievement of Technology Proof of Concept, or, in the absence of such Technology Proof of Concept, the promotion of a Collaboration Gene to GM Phase 2 [* * *];

7.3.1.2 [* * *] Euro (€[* * *]) upon achievement of Commercial Proof of Concept, or, in the absence of such Commercial Proof of Concept, promotion of a Collaboration Gene to GM Phase 3 with respect to the first Licensed Product containing such Collaboration Gene;

7.3.1.3 [* * *] Euro (€[* * *]) upon Elite Event Selected, or, in the absence of such Elite Event, the promotion of a Collaboration Gene to GM Phase 4 [* * *]; and

7.3.1.4 [* * *] Euro (€[* * *]) upon the earlier of (a) Regulatory Approval in at least two of the Major Wheat Countries for Regulatory Purposes, [* * *].

The parties acknowledge that there are certain circumstances in which Bayer may wish to advance a number of Collaboration Genes through a certain milestone, even though it anticipates that such Collaboration Genes will be stacked in a single License Product for purposes of addressing a single Trait and will not be commercialized as part of separate Licensed Products or separate Traits within a Licensed Product independently of each other (for example, if the contribution of each Collaboration Gene to the Trait of interest is not significant enough, but the stacking of the Collaboration Genes has the desired effect on the Trait). In such circumstances, Bayer may request Evogene to consider allowing Bayer to make only one milestone payment with respect to such milestone (rather than one payment with respect to each of such Collaboration Genes that Bayer intends to stack in the single Licensed Product for purposes of addressing a single Trait). Such request will be raised by Bayer at a Joint Review Committee meeting and will be accompanied by a detailed explanation supporting such request, including the reason and supporting data (e.g. data relating to the effect of each Collaboration Gene on the Trait of interest) for Bayer’s conclusion that the Collaboration Genes in question will only be stacked into a single Licensed Product for purposes of addressing the same Trait and not commercialized as part of separate Licensed Products or separate Traits within a Licensed

Initials Bayer :	page 47 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Product independently of each other. Evogene shall consider such request in good faith, taking into account the recommendations of the Joint Review Committee, but final decision on the matter shall be made by Evogene at its sole discretion. If Evogene decides to approve such request, such approval may include a mechanism for compensating Evogene if it turns out that different combinations of such Collaboration Genes end up being commercialized as part of separate Licensed Products or separate Traits within a Licensed Product (e.g. one Licensed Product incorporates one of such Collaboration Genes and another Licensed Product incorporates either (a) other of such Collaboration Genes or (b) other of such Collaboration Genes together with the former Collaboration Gene).

7.3.2 Collaboration SNP Sets. As further consideration for the grant to Bayer of the licenses granted under this Agreement, Bayer shall pay Evogene the following non-refundable milestone fees upon the occurrence of the following events with respect to each Collaboration SNP Set included in a Licensed Product; provided that with respect to each of the following milestones, the relevant payment will be due a maximum of [* * *] times:

7.3.2.1 [* * *] Euro (€[* * *]) upon achievement of Commercial Proof of Concept, or, in the absence of such Commercial Proof of Concept, the promotion of a Collaboration SNP Set to Breeding Phase 2 with respect to the first Licensed Product containing such Collaboration SNP Set;

7.3.2.2 [* * *] Euro (€[* * *]) upon achievement of Extended Commercial Proof of Concept, or, in the absence of such Extended Commercial Proof of Concept, the promotion of a Collaboration SNP Set to Breeding Phase 3 [* * *]; and

7.3.2.3 [* * *] Euro (€[* * *]) upon the earlier of (a) Regulatory Approval in at least two of the Major Wheat Countries For Regulatory Purposes, [* * *] and (b) the First Commercial Sale of the first Licensed Product containing such Collaboration SNP Set.

[* * *].

7.3.3. Notice of Milestone. Bayer shall notify Evogene in writing within thirty (30) days following the achievement of each milestone described in Section 7.3.1 or 7.3.2, as applicable, with respect to a Collaboration Gene or Collaboration SNP Set, as applicable, and shall make the appropriate milestone payment within forty-five (45) days after receipt of the corresponding invoice in accordance with Section 8.2, which invoice shall be issued after the achievement of such milestone.

7.3.4 Successive Milestones. The milestones set forth in Sections 7.3.1 and 7.3.2 are intended to be successive. If a Licensed Product is not required to undergo a particular milestone set forth above (“Skipped Milestone”), such Skipped Milestone will be deemed to have been achieved upon the achievement by such Licensed Product of the next successive milestone (“Achieved Milestone”). Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 7.3.1 or 7.3.2 shall be due within forty-five (45) days after receipt of an invoice in accordance with Section 8.2, which invoice shall be issued after the achievement of the Achieved Milestone.

Initials Bayer :	page 48 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

7.4 Royalty Payments. As further consideration for the licenses granted under this Agreement, Bayer agrees to pay to Evogene royalties on Net Trait Revenue and Net Feature Revenue as set forth in this Section 7.4. For clarity, the sale, lease or other transfer or use of a Licensed Product may entitle Evogene (a) to Net Trait Revenue on more than one Collaboration Genes, (b) to Net Feature Revenue on more than one Collaboration SNP Sets and/or (c) to both Net Trait Revenue and Net Feature Revenue.

7.4.1 Net Trait Revenue.

7.4.1.1 Royalty Rates. [* * *]:

(a) [* * *].

(b) [* * *]:

(i) [* * *]; or

(ii) [* * *].

[* * *].

(c) [* * *].

(d) [* * *].

7.4.1.2 Royalty Term. Royalties under Section 7.4.1.1 with respect to each Collaboration Gene will be payable [* * *] basis until the later of (i) the date that is [* * *] ([* * *]) years after the date of the First Commercial Sale of a Licensed Product containing such Collaboration Gene in such country and (ii) the last date on which the making, using or selling of a Licensed Product containing such Collaboration Gene falls within the scope of a Valid Claim of the Evogene Patent Rights in the country in which such Licensed Product is made, used or sold. [* * *].

7.4.1.3 Stacking. [* * *].

[* * *].

(i) [* * *];

Initials Bayer :	page 49 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(ii) [* * *].

(iii) [* * *].

If Bayer does not have sufficient relevant data to support a good faith determination of the Relative Trait Contribution, the Relative Trait Contribution shall be determined by the following formula: A/(A+B), where A is the number of Collaboration Gene(s), and B is the number of the other Gene(s) (i.e., excluding the Collaboration Gene(s)) contained in the Licensed Product that are required in order for such Trait(s) to add commercial value to the Licensed Product.

7.4.1.4 Third Party Offsets.

(a) Dominating Patents. [* * *].

(b) Enabling Technologies. [* * *].

(c) [* * *].

7.4.2 Net Feature Revenue.

7.4.2.1 Royalty Rate. [* * *].

7.4.2.2 Royalty Term. Royalties under Section 7.4.2.1 with respect to each Collaboration SNP Set will be payable [* * *] basis until the date that is [* * *] ([* * *]) [* * *] after the date of the First Commercial Sale of a Licensed Product containing such Collaboration SNP Set in such country.

7.4.3 Bad Debt. [* * *].

7.5 Non-Royalty Sublicense Income. [* * *].

8.	Reports; Payments; Records.

8.1	Reports and Payments.

8.1.1 Annual Reports. Within ninety (90) days after the conclusion of each Calendar Year commencing with the first Calendar Year in which Net Product Revenue is generated or Non-Royalty Sublicense Income is received, Bayer shall deliver to Evogene a report containing the following information (in each instance, with a Licensed Product-by-Licensed Product, country-by-country and selling entity-by-selling entity breakdown) and which will be treated by Evogene as Confidential Information of Bayer:

Initials Bayer :	page 50 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

8.1.1.1 The date of First Commercial Sale with respect to a Licensed Product in each country with a description of such Licensed Product, including the Collaboration Gene(s) and/or Collaboration SNP Set(s) contained in such Licensed Product.

8.1.1.2 The number of units of Licensed Products sold, leased or otherwise transferred by Bayer, its Affiliates and Sublicensees for the applicable Calendar Year;

8.1.1.3 A calculation of Net Bayer Trait Revenue, Net Bayer Feature Revenue, Net Sublicensee Trait Revenue and Net Sublicensee Feature Revenue for the applicable Calendar Year, including: (a) the gross amount billed or invoiced for such Licensed Product sold or otherwise transferred by Bayer, its Affiliates and Sublicensees during the applicable Calendar Year; (b) a calculation of Net Product Revenue for such Licensed Product for the applicable Calendar Year, including an itemized listing of allowable deductions; (c) the basis used for determining Assumed Net Similar Product Revenue for each Collaboration Gene and/or Collaboration SNP Set contained in such Licensed Product in each country; (d) if there was no Similar Product, the facts that served as the basis for Bayer’s good faith determination of Net Trait Revenue and/or Net Feature Revenue for such Collaboration Gene and/or Collaboration SNP Set;

8.1.1.4 A detailed accounting of all Non-Royalty Sublicense Income received during the applicable Calendar Year; and

8.1.1.5 The total amount payable to Evogene in Euro on Net Trait Revenue and Net Feature Revenue with respect to each Collaboration Gene and each Collaboration SNP Set contained in such Licensed Product in such country, including a description and justification for any adjustments pursuant to Section 7.4.1.3 and offsets pursuant to Section 7.4.1.4; and

8.1.1.6 The total amount payable to Evogene in Euro on Net Trait Revenue and Net Feature Revenue with respect to all Licensed Products and Non-Royalty Sublicense Income for the applicable Calendar Year, together with the exchange rates used for conversion.

If no amounts are due to Evogene for a particular Calendar Year, the report shall so state. Each such report shall be certified on behalf of Bayer by an authorized Bayer officer as true, correct and complete in all material respects.

8.1.2 Semi-Annual Information. In addition to the reports described in Section 8.1.1, and for Evogene internal accounting purposes only, within sixty (60) days after the 30th of June of each year commencing with the first Calendar Year in which Net Product Revenue is generated or Non-Royalty Sublicense Income is received, Bayer shall deliver to Evogene an informal interim overview containing the following information (in each instance, with a Licensed Product-by-Licensed Product breakdown) and which will be treated by Evogene as Confidential Information of Bayer. Evogene expressly acknowledges that such interim overview cannot be considered as part of Bayer’s reporting obligations on which Section 8.3 applies, and shall not be used by Evogene in any audit process:

8.1.2.1 the number of units of Licensed Products sold, leased or otherwise transferred by Bayer, its Affiliates and Sublicensees for the six-month period ending June 30th of such year;

Initials Bayer :	page 51 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

8.1.2.2 the gross amount billed or invoiced for such Licensed Products sold or otherwise transferred by Bayer, its Affiliates and Sublicensees during the six-month period ending June 30th of such year.

8.2 Payment; Currency Conversion. Any payment due under this Agreement will be payable in Euro within forty-five (45) calendar days following the receipt of a respective invoice and will be paid by check or bank wire transfer in immediately available funds to such bank account as may be designated in writing by Evogene to Bayer from time to time and shall be marked so as to refer to this Agreement. Royalty Payments according to Section 7.4 for each Calendar Year shall be due at the same date as such written report according to Section 8.1.1 for the respective Calendar Year.

Royalties due that are based on amounts invoiced in currencies other than Euros shall be converted into Euros using the average exchange rate for the applicable Calendar Year (January 1 to December 31), calculated in accordance with Bayer’s internal IFRS-compliant accounting and reporting process described in Exhibit I hereto. If the Euro ceases to be the official currency throughout the Economic and Monetary Union of the European Union (Euro area), or if the Euro ceases to be the official currency of Germany and Germany reverts to a national currency, then the German currency shall be used. Such payments will be without deduction of exchange, collection or other charges.

The invoices to Bayer shall be marked so as to refer to this Agreement (Hecate: 4/10/b00917) shall refer to Bayer’s VAT number (DE 813 359 838) and shall be sent to

Bayer CropScience AG

t. attn. BCS controlling HQ-AG

Alfred-Nobel-Str. 50

40789 Monheim am Rhein, Germany

8.3 Records. Bayer shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records of Licensed Products that are made, used, sold, leased or transferred, any amounts payable to Evogene in relation to such Licensed Products, and all Non-Royalty Sublicense Income received by Bayer and its Affiliates, which records shall contain sufficient information to permit Evogene to confirm the accuracy of any reports or notifications delivered to Evogene under Section 8.1. Bayer, its Affiliates and/or its Sublicensees, as applicable, shall retain such records relating to a given Calendar Year for at least three (3) years after the conclusion of that Calendar Year, during which time Evogene will have the right to cause (or with respect to Sublicensees, at Bayer’s option, have Bayer cause) an independent, certified public accountant (or, in the event of a non-financial inspection, other appropriate

Initials Bayer :	page 52 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

auditor), acceptable to Bayer (which acceptance shall not be unreasonably withheld or delayed), to inspect such records during normal business hours for the sole purpose of verifying the accuracy of any reports and payments delivered under this Agreement and Bayer’s compliance with the terms hereof. Furthermore, such inspection shall not take place more than once during a Calendar Year per inspected party and only with respect to periods that have not been previously inspected in accordance with the provisions of this Section 8.3. Such accountant or other auditor, as applicable, shall not disclose to Evogene any information regarding such inspection, except that such auditor shall provide each party with a statement of the amounts payable to Evogene in the opinion of such auditor. Such inspection shall be at the sole expense of Evogene, unless it reveals an underpayment by Bayer of at least [* * *] percent or €[* * *] (whichever is less), in which case the reasonable costs of such audit shall be reimbursed by Bayer. If any underpayment is found, Bayer will promptly pay Evogene such underpaid amount, together with interest thereon pursuant to Section 8.4. If any overpayment is found, Evogene will refund Bayer such excess amount. The inspecting auditors will be bound by confidentiality restrictions to Bayer by provisions no less stringent than those specified in this Agreement.

8.4 Late Payments. Any payments due under this Agreement shall be due on such date as is specified in this Agreement and, in the event such date is not a Business Day, then the next succeeding Business Day. Any failure by either Party to make a payment within fourteen (14) calendar days after the date when due shall obligate that Party to pay computed interest, with the interest period commencing on the due date and ending on the payment date to the respective other Party. The interest shall be computed at a rate per annum equal to the EURIBOR for one month quoted two (2) days prior to due date by the European Banking Federation, plus a premium of [* * *] percent ([* * *]%). In case no such EURIBOR quotation is available because such due date is a “TARGET closing day”, then the EURIBOR quotation from the day prior to such closing day shall be used (“TARGET closing days” are the days on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) system are closed as published on the website of the European Central Bank, including Saturdays and Sundays). These rates are currently published by Reuters on screen <EURIBOR>. The interest rate shall be adjusted monthly and compounded annually. Interest shall be calculated based on the actual/360 adjusted day count convention.

Payment of such interest by Bayer shall not limit, in any way, Evogene’s right to exercise any other remedies Evogene may have as a consequence of the lateness of any payment. For the avoidance of doubt, payments not made when due because no respective invoice has been received shall not be considered a late payments.

8.5 Withholding and Similar Taxes. All payments and fees required to be paid pursuant to this Agreement are net of any sales tax, use tax, value-added tax or other similar tax or governmental charge imposed upon the transactions giving rise to such payments and fees, and any such sales tax, use tax, value-added tax or other similar tax or governmental charge shall be borne and paid by the party paying such payments and fees. Bayer shall be entitled to deduct and withhold from any amount payable to Evogene under this Agreement withholding tax only in the

Initials Bayer :	page 53 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

amount which it is obliged to deduct at source from such payments under the provisions of any applicable tax law. If Bayer is required by law to retain withholding taxes, the parties shall cooperate to complete the documents required by applicable laws or double tax treaties. If the withholding tax rate is reduced according to a relevant double tax treaty, no deduction shall be made or a reduced amount shall be deducted only if Bayer is timely furnished with necessary documents (e.g. Freistellungsbescheid) by Evogene issued from the German Tax Authority (Bundeszentralamt für Steuern) or any other applicable tax authority, certifying that the payment is exempt from withholding tax or subject to a reduced withholding tax rate. Any withheld tax shall be treated as having been paid by Bayer to Evogene for all purposes of this Agreement, provided Bayer shall timely forward to Evogene the tax receipts certifying the payments of withholding tax on behalf of Evogene.

If Bayer does not deduct withholding tax but is still required by tax law to pay withholding tax on account of Evogene to the tax authorities, Evogene shall assist Bayer with regard to all procedures required in order to obtain reimbursement by tax authorities or, in case tax authorities will not reimburse withholding tax to Bayer, Evogene will immediately refund the tax amount.

8.6	Reporting and Change of Control by Bayer Competitor

In the event of a Change of Control of Evogene by a Bayer Competitor, if all Gene and similar license agreements, in which payment is based on sales of seeds to Growers or distributors, between Bayer and such Bayer Competitor require that reporting be provided to an independent third party rather than to the licensing party, Bayer shall have the right to provide the reports it is required to provide to Evogene according to its reporting obligations under this Agreement, to an independent Third Party reasonably acceptable to both parties. Such Third Party shall have received from the Bayer Competitor the necessary authority to act on behalf of the Bayer Competitor to receive the reports and information to be provided by Bayer according to this Agreement and to review those and act thereon according to the terms of this Agreement, including the review and potential subsequent actions as referred to in the definitions of Net Feature Revenue, Definition of Net Trait Revenue and in Section 7.4.1.3 and the presence in the Joint Review Committee.

Such Third Party shall not disclose to the Bayer Competitor any information received from Bayer, except for statements with regard to Bayer’s compliance or lack of compliance with its reporting obligations.

Without limiting the foregoing, it is expressly understood that the Third Party shall in no event submit Bayer information which could be considered as potentially not in compliance with EU and/or applicable national competition laws.

Initials Bayer :	page 54 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

9.	Intellectual Property.

9.1	Ownership.

9.1.1 Determination of Inventorship. Inventorship of Collaboration Inventions shall be determined in accordance with United States patent law.

9.1.2 Ownership by Inventorship or Contribution. Except as stated otherwise in Section 9.1.3 below:

9.1.2.1 Evogene or its designated Affiliate shall own all rights, title and interest in and to all Collaboration Inventions and Collaboration Know-How for which each inventor or contributor is an employee or Contractor of Evogene or its Affiliates.

9.1.2.2 Bayer or its designated Affiliate shall own all rights, title and interest in and to all Collaboration Inventions and Collaboration Know-How for which each inventor or contributor is an employee or Contractor of Bayer or its Affiliates.

9.1.2.3 The parties will jointly own all rights, title and interest in and to all Collaboration Inventions and Collaboration Know-How for which (i) one or more inventor(s) or contributor(s) is an employee or Contractor of Bayer or its Affiliate(s) and (ii) one or more inventor(s) or contributor(s) is an employee or Contractor of Evogene or its Affiliate(s).

9.1.3 Exceptions.

9.1.3.1 Bayer Owned Exceptions. Notwithstanding Section 9.1.2, and regardless of inventorship or contribution:

(a) All rights, title and interest in and to Bayer Wheat Data, including all Intellectual Property rights therein, shall be owned solely and exclusively by Bayer; and

(b) All rights, title and interest in and to Collaboration Material, including all Intellectual Property rights therein, shall be owned solely and exclusively by Bayer, subject to any rights Evogene may have in any underlying Intellectual Property (e.g. Evogene Know-How) contained therein; and

(c) All rights, title and interest in and to any Event in Wheat made by or on behalf of Bayer or its Affiliates, including all Intellectual Property rights therein, shall be owned solely and exclusively by Bayer, subject to Evogene’s rights in the Collaboration Genes and any Evogene Know How contained therein.

Evogene hereby assigns and agrees to assign in the future, and shall ensure that each of its Affiliates and Contractors assigns, (when any such Intellectual Property is first reduced to practice or first fixed in a tangible medium, as applicable) any right, title or interest it or they may have in and/or to any of the Intellectual Property owned by Bayer under this Section 9.1.3.1, and any Intellectual Property rights therein, whether or not patentable or registrable under patent, copyright, plant variety protection rights, or similar statutes, to Bayer.

Initials Bayer :	page 55 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

9.1.3.2 Evogene Owned Exceptions. Notwithstanding Section 9.1.2, and regardless of inventorship or contribution:

(a) All rights, title and interest in and to Evogene Wheat Data, including all Intellectual Property rights therein, shall be owned solely and exclusively by Evogene;

(b) All rights, title and interest in and to any Collaboration Invention with respect to a Collaboration Gene or its use, including all Intellectual Property rights therein, shall be owned solely and exclusively by Evogene;

(c) All rights, title and interest in and to any improvement, modification or derivative work of, or any addition to, ATHLETE, EvoBreed or any other Evogene computational platform or tool, including all Intellectual Property rights therein, shall be owned solely and exclusively by Evogene.

Bayer hereby assigns and agrees to assign in the future, and shall ensure that each of its Affiliates and Contractors assigns, (when any such Intellectual Property is first reduced to practice or first fixed in a tangible medium, as applicable) any right, title or interest it or they may have in and/or to any of the Intellectual Property owned by Evogene under this Section 9.1.3.2, and any Intellectual Property rights therein, whether or not patentable or registrable under patent, copyright or similar statutes, to Evogene.

9.1.4 Use of Jointly-Owned IP. Subject to the licenses granted herein, Bayer and Evogene each shall have the full right to grant licenses under its interest in jointly-owned Collaboration Inventions and Collaboration Know-How without any obligation to seek the consent of the other or to account for any profits made as a result of any such license.

9.2 Patent Filing, Prosecution and Maintenance.

9.2.1 Solely-Owned IP. Each party will have sole Control, at its sole discretion and expenses (except as set forth in Section 9.2.2 below), over the preparation, filing, prosecution and maintenance of patents and patent applications claiming Collaboration Inventions owned by it.

9.2.2 Evogene Patent Rights.

9.2.2.1 Collaboration Genes. Prior to providing Bayer with a Gene Computational Report, Evogene will determine whether it has already filed a patent application claiming the relevant Collaboration Gene and its use.

Initials Bayer :	page 56 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(a) With respect to Collaboration Genes for which Evogene has not filed a patent application, Evogene shall file a provisional patent application prior to delivering the relevant Gene Computational Report to Bayer. In addition, Evogene will prepare, file, prosecute and maintain Evogene Patent Rights with respect to each such Collaboration Gene in each of the countries listed in Exhibit D (the “Bayer Requested Countries”). For those Bayer Requested Countries which are member states of the Patent Cooperation Treaty (PCT), such preparation, filing, prosecution and maintenance will be done by filing an international patent application under the PCT, followed by the national phase filings prior to the relevant deadlines. For clarity, nothing in the above shall limit Evogene’s right to prepare, file, prosecute or maintain Evogene Patent Rights with respect to any such Collaboration Gene in any country that is not a Bayer Requested Country.

Prior to any due date in the patent prosecution and maintenance process with respect to Evogene Patent Rights, at which date a decision not to file or register an Evogene Patent Right in a particular country may result in irrevocable relinquishing of patent right in that territory (including extended filing at the end of the priority year, entry into national or regional phase of an international patent application or validation of a granted regional patent in respective contracting states), Bayer may (a) request Evogene to file patent applications with respect to such Evogene Patent Rights in additional countries not included in the Bayer Requested Countries, in which case Evogene shall make all reasonable efforts to file such Evogene Patent Rights in such territories prior to the expiration of the relevant filing deadline or (b) subject to Section 9.2.2.6(g), notify Evogene that it does not wish to continue paying for the prosecution of such Evogene Patent Rights in one or more Bayer Requested Countries.

(b) With respect to Collaboration Genes for which Evogene has previously filed patent application(s), Evogene will provide Bayer, together with the relevant Gene Computational Report, a list of the countries in which Evogene Patent Rights covering such Collaboration Gene have been filed and are being prosecuted and maintained by Evogene (“Already Covered Countries”). If there are certain Bayer Requested Countries in which Evogene has not filed Evogene Patent Rights covering such Collaboration Gene and the filing deadline for filing in such countries has not yet expired, Bayer may request Evogene to file such Evogene Patent Rights in one or more of such Bayer Requested Countries by providing written notice to Evogene, at the latest forty-five (45) days prior to the filing deadline for filing in such countries, of such Bayer Requested Countries in which Bayer wishes Evogene to file such Evogene Patent Rights. If Bayer provides such notice to Evogene, Evogene shall make all reasonable efforts to file Evogene Patent Rights covering such Collaboration Gene in such Bayer Requested Countries prior to the expiration of the relevant filing deadline.

(c) At least once a year, Evogene will provide to Bayer a status update of the Evogene Patent Rights in the Bayer Requested Countries. Upon request from Bayer, Evogene will provide Bayer with a copy of all the claims that are pending or issued for those Evogene Patent Rights in those Bayer Requested Countries listed in such request of Bayer.

Such status updates and copy of claims shall be sent to Bayer BioScience NV, Licensing and Patent Department, Technologiepark 38, 9052 Gent, Belgium, or such other address as communicated by Bayer to Evogene.

Initials Bayer :	page 57 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

9.2.2.2 Collaboration SNP Sets

(a) Evogene acknowledges that Bayer may prefer to keep Collaboration Inventions with respect to Collaboration SNP Set(s), or the use of Collaboration SNP Set(s) confidential and therefore not have patent applications filed with respect thereto. As a result, Evogene will not file any such patent application with respect to a Collaboration SNP Set without first obtaining Bayer’s approval.

(b) If a Collaboration Invention owned by Evogene with respect to a Collaboration SNP Set, and/or the use of a Collaboration SNP Set, has been conceived and reduced to practice by or on behalf of Evogene or its Affiliates in a manner that would enable the filing of a patent application (e.g. it has sufficient plant validation results displaying that the relevant Collaboration SNP Set, or relevant allele(s) is useful in addressing a desired Feature), Evogene may notify Bayer of such and request Bayer to allow Evogene to file such patent application. If Bayer agrees to the filing of such an application or otherwise requests Evogene to file an application with respect to a Collaboration SNP Set, Evogene shall file a provisional patent application with respect to such Collaboration Invention. In addition, Evogene will prepare, file, prosecute and maintain Evogene Patent Rights with respect to such Collaboration Invention in each of the Bayer Requested Countries.

9.2.2.3 Derived Collaboration Gene. If Bayer initiates transformation activities with respect to a Derived Collaboration Gene that was not previously provided to Bayer as a Collaboration Gene as part of a Computational Gene Report, Bayer shall notify Evogene in writing of such within thirty (30) days of the commencement of such transformation activities. In such notice, Bayer shall describe the Derived Collaboration Gene. If Evogene has not previously claimed such Derived Collaboration Gene and its use in a patent application, Evogene shall file a patent application covering such Derived Collaboration Gene.

9.2.2.4 Derived Collaboration SNP. If Bayer initiates an introgression process into Wheat with respect to a Derived Collaboration SNP that was not previously provided by Evogene to Bayer as part of a Collaboration SNP Set, Bayer shall notify Evogene in writing of such within thirty (30) days. In such notice, Bayer shall describe the Derived Collaboration SNP. The provisions of Section 9.2.2.2 shall apply with respect to such Derived Collaboration SNP.

9.2.2.5 Bayer Supporting Data. If Bayer possesses data with respect to any specific Collaboration Gene, Collaboration SNP Set, Derived Collaboration Gene or Derived Collaboration SNP that is needed for the support of Evogene Patent Rights claiming such Collaboration Gene, Collaboration SNP Set, Derived Collaboration Gene or Derived Collaboration SNP, e.g. validation results from field trials, Evogene may request Bayer to provide such data to Evogene, subject to Sections 9.2.2.2 and 9.2.2.6. Subject to Sections 9.2.2.2 and 9.2.2.6, upon such a request from Evogene and within a reasonable time, Bayer will provide

Initials Bayer :	page 58 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Evogene with information reasonably requested by Evogene and needed for the prosecution of the relevant Evogene Patent Rights covering such Collaboration Gene, Collaboration SNP Set, Derived Collaboration Gene or Derived Collaboration SNP.

9.2.2.6 Expenses.

(a) With respect to all Evogene Patent Rights described in Section 9.2.2.1(a), Evogene shall incur all costs with respect to the relevant provisional and PCT applications.

(b) Bayer shall reimburse Evogene for all documented, out-of-pocket expenses incurred by Evogene in the preparation, filing, prosecution and maintenance of Evogene Patent Rights described in Sections 9.2.2.1(a) in Bayer Requested Countries, as well as with respect to any other filings requested by Bayer in other countries.

(c) Bayer shall reimburse Evogene for all documented, out-of-pocket expenses incurred by Evogene in the preparation, filing, prosecution and maintenance of Evogene Patent Rights described in Section 9.2.2.1(b) that Bayer requests Evogene to filed in Bayer Requested Countries that are not Already Covered Countries.

(d) Bayer shall reimburse Evogene for all documented, out-of-pocket expenses incurred by Evogene in the preparation, filing, prosecution and maintenance of Evogene Patent Rights in Section 9.2.2.2(b) that Bayer agrees or requests to have filed in accordance with Section 9.2.2.2(b).

(e) With respect to Evogene Patent Rights described in Section 9.2.2.1(b), in the event that Evogene (or any licensee of Evogene, as applicable) should decide to cease prosecution and/or maintenance of any Evogene Patent Rights in an Already Covered Country, Evogene shall notify Bayer in writing and offer Bayer the opportunity to cause Evogene to continue prosecution and/or maintenance of such Evogene Patent Rights in such country, at Bayer’s expenses. If Bayer instructs Evogene to continue prosecution and/or maintenance of such patent in such country and continues reimbursing Evogene for all related out-of-pocket documented expenses, Bayer will be entitled to credit such expenses incurred under Section 9.2.2.6(b) against royalties due with respect to Net Trait Revenue on the Collaboration Gene covered by such Evogene Patent Rights from sales of Licensed Products in such country.

(f) Without limiting the foregoing, Evogene shall notify Bayer no less than sixty (60) days in advance of taking any action with respect to the Evogene Patent Rights, or of any date in respect of which the decision by Evogene not to take action, would prejudice Bayer’s rights under the licenses granted herein, including resulting in the invalidation of any patent or abandonment of any patent application included within the Evogene Patent Rights. Bayer may, but is not obliged to, provide recommendations on the course of action by Evogene. In such case, the parties will discuss such recommendations and other possible courses of action in good faith and agree on a course of action, it being understood however that Evogene shall not unreasonably withheld its consent with a Bayer recommendation.

Initials Bayer :	page 59 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(g) Bayer may choose to no longer reimburse Evogene for expenses as foreseen in 9.2.2.6 (b) or (c) in a particular country or with regard to a particular patent or patent application, in which case the licenses granted to Bayer and its Affiliates under this Agreement will terminate solely with regard to such particular Evogene Patent Rights in such particular country for which the notice applies. Bayer shall provide Evogene in such case with a 90 days prior written notification thereof. Upon receipt of such notice by Evogene, Bayer shall be released from its obligation to reimburse Evogene for the expenses incurred thereafter as to such Evogene Patent Rights in such country; provided, however, that costs already authorized or committed to by Evogene prior to Evogene’s receipt of such notice shall be borne by Bayer.

9.2.3 Jointly Owned IP. Except as set forth in Section 9.2.4, the parties will discuss in good faith matters relating to the preparation, filing, prosecution and maintenance of patents applications and patents claiming Collaboration Inventions jointly-owned by the parties (“Joint Patent Rights”), including whether to file, which party will take the lead in the preparation, filing, prosecution and maintenance of such patent applications and patents and the allocation of costs between the parties related to such actions.

9.2.4 IP on Collaboration SNP Set(s). If Bayer decides that Joint Patent Rights with respect to a Collaboration SNP Set, and/or the use of a Collaboration SNP Set should be filed, Bayer shall be responsible for the preparation, filing, prosecution and maintenance of the relevant patent applications and patents at its expense; provided, however, that Bayer may elect to waive such right on a case-by-case basis, in which case Bayer shall notify Evogene promptly in writing and Evogene shall have the right, but not the obligation, to take responsibility for such patent applications and patents. The responsible party will reasonably coordinate filing and prosecution activities for such patent applications and patents and keep the other party reasonably informed.

9.3 Enforcement of Patent Rights.

9.3.1. Notice. If either party becomes aware of any possible or actual infringement of any Evogene Patent Rights due solely to the making, using or selling of a Licensed Product by an unlicensed third party (a “Wheat Infringement”), that party shall promptly notify the other party and provide it with details of its knowledge regarding such Wheat Infringement. For clarity, any possible or actual infringement of any Evogene Patent Rights that involves a crop other than Wheat shall not be considered a Wheat Infringement and Bayer will have no rights with respect thereto, unless and to the extent rights have been granted to Bayer with respect thereto in a separate agreement(s), such as the Research & License Agreement related to Rice made between the parties dated April 12, 2009.

Initials Bayer :	page 60 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

9.3.2. Enforcement.

9.3.2.1 Except as set forth in Sections 9.3.2.6 and 9.3.2.7, Bayer will have the exclusive right and will be solely responsible for taking any action or suit against such Wheat Infringement and to conduct such action or suit in accordance with its best judgment (subject however to close consultation with Evogene) and at its own cost. Such right shall include the right to enter into settlements involving the Wheat Infringement, but only in so far as the terms and conditions of such settlement have effect solely with regard to the use of the relevant Collaboration Gene or Collaboration SNP Set in Wheat.

9.3.2.2 In such jurisdictions where only the patent owner would be legally entitled to act for patent infringement before a court, such action or suit for patent infringement will be taken under Evogene’s name, and Evogene will provide Bayer with an appropriate Power of Attorney to represent Evogene in such action or suit before such court. However, in jurisdictions which require the patent owner to be co-plaintiff, Evogene agrees to join Bayer as co-plaintiff, provided that Bayer reimburses Evogene for all documented, reasonable, out-of-pocket expenses incurred by Evogene in connection therewith.

9.3.2.3 Upon Bayer’s request, Evogene shall provide reasonable assistance to Bayer in connection with such action or suit and Evogene shall sign such documents as may be required by applicable law in order to allow Bayer to exercise its right to bring and/or conduct an action or suit pursuant to this Section 9.3.2. Bayer will reimburse Evogene for any reasonable out of pocket expenses, which are documented in writing, incurred by Evogene for rendering such assistance.

9.3.2.4 Bayer will keep Evogene continuously informed of any actions or suits pursuant to this Section 9.3.2, will act in close cooperation with Evogene and will take into account the interests of Evogene and other business partners of Evogene insofar as it has been informed thereon by Evogene. Evogene shall have the right to participate in all decisions and actions concerning the validity of any Evogene Patent Rights claim, including the right to join as a party any such action for infringement brought by or against Bayer where a defense or claim of patent invalidity or unenforceability with respect to the Evogene Patent Rights has been or will be raised. Evogene shall have the right to retain its own counsel for the purpose of defending the validity or enforceability of any Evogene Patent Rights claim. Any costs incurred by Evogene in relation to this involvement will be borne by Evogene, without derogating from Section 13. Evogene will be entitled to inform Monsanto of such action, under confidentiality, and only in the event and to the extent such action relates to Collaboration Gene(s) licensed to Monsanto, and Evogene will communicate to Bayer if it has informed Monsanto.

9.3.2.5 All compensation and other amounts awarded to Bayer in such litigation or settlement (net of any out-of-pocket costs, including attorney fees, to Bayer in undertaking such action) will be deemed “Non-Royalty Sublicense Income” and subject to payment of royalties to Evogene therefore. If such award or settlement involves the receipt of any non cash consideration by Bayer for the use of any Collaboration Gene or Collaboration SNP Set, then Bayer shall pay Evogene according to the cash equivalent of such compensation.

Initials Bayer :	page 61 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

9.3.2.6 In the event that Bayer does not take appropriate action against such acts as aforesaid other than if Bayer determines in good faith that such prosecution may impair the Evogene Patent Rights, Evogene shall have the right to do so at Evogene’s costs, and in such event all compensation and other amounts awarded in such litigation will be payable to Evogene, except in case Evogene’s action is required according to Section 9.3.2.2 after requested by Bayer to take such action.

9.3.2.7 Notwithstanding the foregoing, if (a) in an action commenced by Bayer pursuant to Section 9.3.2, a defense or claim of patent invalidity or unenforceability with respect to the Evogene Patent Rights is raised by the other party or (b) a declaratory judgment action is brought naming Bayer and/or any of its Affiliates or Sublicensees as a defendant and alleging invalidity or unenforceability of any claims within the Evogene Patent Rights, Evogene may elect, upon written notice to Bayer, to take over the sole defense of the invalidity and/or unenforceability aspect of the action at its own expense.

9.3.3 With regard to any acts of infringement of the Evogene Patent Rights involving the use of Collaboration Gene(s) or Collaboration SNP Set in plants other than Wheat, Evogene or anyone on its behalf shall have the exclusive right and will be solely responsible for initiating and conducting any action or suit for patent infringement of the Evogene Patent Rights against such acts and to conduct such action or suit in accordance with its best judgment and at its own cost and Bayer will have no obligations with regard to such action or suit. Evogene shall however inform Bayer of any such action, subject to Evogene’s confidentiality obligations towards Third Parties to which Evogene has licensed the right to use the Collaboration Gene(s) or Collaboration SNP Set in plants other than Wheat. If Evogene is prevented from notifying Bayer of any action or suit for patent infringement of the Evogene Patent Rights due to confidentiality obligations towards a Third Party, then Evogene shall make commercially reasonable efforts to obtain the Third Party’s consent to the disclosure of such information to Bayer, and in any event, shall bring information about such action or suit to Bayer’s attention promptly after such information becomes publicly available.

10. Regulatory Data.

10.1 Collaboration Gene Licensed to Bayer and Third Party(ies).

10.1.1 With respect to Collaboration Genes licensed by Evogene to both Bayer and one or more other Third Party licensee(s) of Evogene (i.e. for use in crops other than Wheat), Bayer agrees to cooperate with such licensee(s) with respect to regulatory approval matters relating to each such Collaboration Gene as set forth in this Section 10.1, provided that, with respect to each Collaboration Gene, the Third Party licensee has agreed to be bound by substantially the same terms (i.e. the same in all material respects) with respect to such

Initials Bayer :	page 62 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Collaboration Gene. Evogene will use good faith efforts to include in agreements with such Third Party licensee(s) entered into after the Effective Date, other than pursuant to Pre-existing Obligations, provisions pursuant to which such Third Party agrees to cooperate with Bayer with respect to regulatory approval matters as set forth in this Section 10.1 and that such Third Party Licensee(s) will be bound by the same regulatory obligations as those applying on Bayer set forth in this Section 10.1 with respect to Collaboration Genes and the products containing a Collaboration Gene in crops other than Wheat. Such agreements shall be referred to as “Compliant Future Agreements”.

10.1.2 Bayer shall notify Evogene when it has reached the stage of preparing data for inclusion in filings for Regulatory Approval with respect to a Licensed Product containing a Collaboration Gene. Promptly after receipt of such notice and subject to confidentiality obligations to Third Parties, Evogene will notify Bayer whether the Collaboration Gene(s) contained in such Licensed Product is subject of another license(s) and, if so, will identify the other licensee(s), and will inform Bayer whether the license agreement made with such Third Party is a Compliant Future Agreement.

Compliant Future Agreements will provide that Evogene shall receive notifications from the Third Party licensee(s) when these have reached the stage of preparing data for inclusion in filings for regulatory approval with respect to a product containing a Collaboration Gene in crops other than Wheat and Evogene, subject to confidentiality obligations to Bayer, shall inform such Third Party whether the Collaboration Gene(s) contained in such product is subject to a license to Bayer.

10.1.3 Except as set forth in Section 10.1.5 below, the following shall apply on Bayer and the Third Party licensee(s) in the case a Compliant Future Agreement has been made between Evogene and the Third Party:

10.1.3.1 Unless Bayer and such other licensee(s) agree otherwise, prior to the commencement by Bayer or such other licensee(s) of preparation of data intended for inclusion in filings for regulatory approval with respect to a Collaboration Gene, Bayer and the Third Party licensee will enter into a mutually acceptable confidentiality agreement covering the potential disclosures and discussions for the purpose of Section 10.1.3.2;

10.1.3.2 Thereafter, Bayer and such other licensee(s) shall consult with each other to review relevant regulatory and product stewardship issues and will use reasonable good faith efforts to agree upon the appropriate reasonable strategic plans and actions that will serve to preserve the registrability of and ability to respectively commercialize Licensed Products containing such Collaboration Gene and products containing such Collaboration Gene in crops other than Wheat. Such plans and actions may include performance of certain studies, sharing of protocols and payment of a reasonable access fees for regulatory data obtained up to a certain point in time.

Initials Bayer :	page 63 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

10.1.4 The above requirements relating to regulatory approval shall apply to Collaboration Genes licensed for as long as such Collaboration Genes remain licensed to both Bayer and such other licensee(s).

10.1.5 Notwithstanding the above, if the relevant Collaboration Gene is licensed to Monsanto, the provisions of Section 10.2 shall apply.

10.2 Collaboration Genes Licensed to Bayer and Monsanto.

10.2.1 [* * *].

10.2.2 [* * *].

10.2.3 [* * *]:

10.2.3.1 [* * *].

10.2.3.2 [* * *].

10.3.3 [* * *].

11 Confidentiality.

11.1 Each Receiving Party (as defined in the definition section under the definition of Confidential Information), will keep any Confidential Information of Disclosing Party (as defined in the definition section under the definition of Confidential Information) strictly confidential and will not disclose same to any other party, except to those employees, consultants or Contractors of the Receiving Party or, to whom it is necessary to grant access thereto for the purposes of this Agreement, and who are bound by confidentiality and non-use obligations no less restrictive than those set forth herein, and for whom Receiving Party is responsible towards the Disclosing for compliance with the obligations of confidentiality and non-use. The Receiving Party will not use the Confidential Information of Disclosing Party except for purposes of exercising Receiving Party’s rights and performing its obligations under this Agreement. The Receiving Party will safeguard all Confidential Information of Disclosing Party against unauthorized copying, use and/or disclosure, applying at the least the same degree of care (including security practices) as they use to protect their own assets of like importance, but not less than reasonable care. The Receiving Party will notify the Disclosing Party promptly if it learns of the unauthorized disclosure or use of Confidential Information of Disclosing Party. The Receiving Party understands that the unauthorized disclosure of such Confidential Information may cause irreparable harm to the Disclosing Party and, as such, the Disclosing Party shall be entitled to seek an injunction or other equitable relief to prevent such unauthorized disclosure.

Initials Bayer :	page 64 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

11.2 Notwithstanding the foregoing;

11.2.1 Bayer may disclose Evogene Confidential Information to its Sublicensees, subject to confidentiality and non-use terms no less restrictive than those in this Section 11, provided that it limits any such disclosure to the minimum information that Bayer reasonably determines is required to be disclosed;

11.2.2 A Receiving Party may disclose Confidential Information of the Disclosing Party if and to the extent required by any securities laws or regulations or stock exchange laws and regulations applicable to Receiving Party. However, in such event, the Receiving Party shall promptly inform the Disclosing Party before making such disclosure and shall limit the disclosure to the extent of the requirement;

11.2.3 Receiving Party may disclose Disclosing Party’s Confidential Information to patent attorneys and patent offices in the event and to the extent required to exercise any rights it may have under Section 9 to file, prosecute, maintain and defend patent applications, provided however that the Disclosing Party has previously been informed thereof and has provided its approval to such disclosure, which shall not be unreasonably withheld. Without limiting the foregoing, Bayer will not withhold or delay its approval to such disclosure with respect to field trial data in Wheat relating to a Collaboration Gene that, in the opinion of the independent patent counsel prosecuting the Evogene Patent Rights covering such Collaboration Gene, is needed in order to secure a claim covering use of such Collaboration Gene in Wheat, whereby it is understood that Bayer may however delay its approval for such period of time that is reasonably needed to secure protection of the field trial data;

11.2.4 Bayer may disclose Evogene Confidential Information to Regulatory Authorities to the extent required to receive Regulatory Approval for a License Product; provided in each case that (a) Bayer provides Evogene sufficient prior notice and time to file a patent application or obtain any other form of intellectual property protection for its unprotected Know-How; and (b) shall cooperate with Evogene, at Evogene’s cost and expense, in any effort by Evogene to secure a protective order blocking the disclosure of, or otherwise affording confidential treatment to, such Confidential Information, and will limit any disclosure to the minimum information that the Bayer reasonably determines is required to be disclosed; and

11.2.5 The Receiving Party may disclose this Agreement and Confidential Information of the Disclosing Party disclosed in a report delivered in performance of a reporting obligation under this Agreement to the Receiving Party’s existing or proposed financial investors and to potential acquirers who propose (i) to acquire Control, directly or indirectly, of Receiving Party (including, in each case, to any legal, accounting, tax or similar advisor of such) or (ii) to acquire all or substantially all of the assets of the Receiving Party pertaining to the subject matter of this Agreement, and that have entered into a written confidentiality and non-use agreement no less restrictive than the terms set forth herein. Such disclosure shall in any event be strictly limited to what is required by such investor or acquirer for purposes of evaluating its potential risk in, or other material aspects relating to, such investment or potential acquisition and shall be

Initials Bayer :	page 65 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

organized in the frame of a due diligence process, and any use by such investor or acquirer shall be limited to such purpose. The Receiving Party making such disclosure shall ensure it has appropriate systems in place monitoring which information has been disclosed to whom and when, and shall remain liable towards the Disclosing Party for compliance of such investors and acquirers with the terms of confidentiality and non-use as set forth in this Agreement. In the event such investor or potential acquirer is a Bayer Competitor, then a disclosure as set forth in this Section 11.2.5 shall be made to an independent attorney or accountant solely for the purpose of allowing such attorney or accountant to advise the Receiving Party regarding potential risks posed by this Agreement relating to a potential investment in or acquisition of the Receiving Party or of (substantially) all of its assets pertaining to the subject matter of this Agreement.

11.2.6 Receiving Party shall be free to use, for any purpose, the “residuals” from access to or work with Disclosing Party’s Confidential Information, provided that Receiving Party shall maintain the confidentiality of the Confidential Information as provided herein. The term “residuals” means information in non-tangible form, and which may have been retained in unaided human memory by persons who have had access to the Confidential Information, such as general ideas, concepts, know-how or techniques contained therein.

11.3 Press Releases. Promptly after the execution of this Agreement, the parties will issue a joint press release substantially in the form attached hereto as Exhibit J and will coordinate other public disclosures regarding the execution of this Agreement and the commencement of the Collaboration. In addition, the parties intend to issue additional press releases and other public announcements relating to the Collaboration and the progress under this Agreement. To facilitate such disclosures, on an annual basis the parties will develop and share a communication plan regarding the Collaboration and the development of Licensed Products in the Bayer Pipeline that includes a framework for the timing and content of press releases, analyst presentations and each party’s annual report, to the extent they relate to the Collaboration and/or the development of Licensed Products in the Bayer Pipeline. Drafts of any such press releases issued by a party relating to the Collaboration or the development of Licensed Products shall first be made available to the other party at least two (2) weeks prior to such publication, or such shorter time as may be required for a party to comply with obligations described in Section 11.2.2, for the other party’s approval as to its content and timing of publication, such approval not to be unreasonably withheld and the publication not to be unreasonably delayed. Once a press release or other public statement is permitted hereby, nothing in this Section 11.3 shall restrict either party from the subsequent issuance thereof or public reference thereto.

11.4 Survival. The obligations under this Section 11 will survive termination or expiration of this Agreement for any reason for a period of [* * *] ([* * *]) years.

Initials Bayer :	page 66 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

12. Representations, Warranties and Covenants; Limitation of Liability; Disclaimers

12.1 Representations, Warranties and Covenants.

12.1.1 Evogene represents and warrants that it has the power, authority and capacity to enter into this Agreement, to perform its obligations hereunder and the right to grant the licenses herein granted, subject to Section 12.3, and that it obtained all necessary, currently existing Israeli governmental and regulatory authority approvals required -if any- in order to perform its obligations under this Agreement, as contemplated herein.

12.1.2. Evogene represents and warrants, subject to the disclaimers set forth in Section 3 with respect to its [* * *] validation platform, it has or will have (in each case, when relevant) the necessary resources, capacity and infrastructure available to perform its obligations set forth under this Agreement.

12.1.3. Evogene represents and warrants to comply with all laws applicable to the performance of its obligations under this Agreement, including those with regard to the handling of biological materials.

12.1.4. Evogene warrants and represents that it is not aware of any event or other set of circumstances relating to any pending or outstanding grants, incentives and subsidies granted to Evogene by the government of the State of Israel or any agency thereof (collectively, “Grants”), including Grants from the Office of Chief Scientist (“OCS”), Grants from bi-national or multinational agreements or any other Grants distributed by the OCS under the applicable Israeli Laws, which might lead to any restriction on Bayer’s ability to conduct the business as contemplated herein including the commercialization of Licensed Products and that any such commercialization and further development shall not violate any condition and/or provision associated with, relating to or required under any Grant.

12.1.5. Evogene represents and warrants that the notes it makes in the Gene Computational Report in case an Identified Gene (or Homolog thereof) is an Encumbered Collaboration Gene and the description of the limitation to the parties’ rights and obligations under this Agreement that would be required by the Pre-existing Obligations applicable to such Encumbered Collaboration Gene (application of Section 3.1.1.3.) will be true, correct and complete in all material respects.

12.1.6 Bayer represents and warrants that it has the power, authority and capacity to enter into this Agreement and perform its obligations hereunder and the right to grant the licenses herein granted, subject to Section 12.3.

12.1.7 Bayer represents, warrants and covenants that it will comply, and will ensure that its Affiliates and Sublicensees comply, with all local, state, and international laws and regulations relating to the development, manufacture, use, sale, exportation and importation of Licensed Products.

Initials Bayer :	page 67 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

12.2 Limitations of Liability. Under no circumstance shall either party be liable under this Agreement to the other party for any incidental, consequential, indirect, special or exemplary damages, including damages from loss of profits or opportunities, even if advised of the possibility of such damages, it being understood that the parties’ indemnification obligations hereunder (Section 13) shall not be limited in any way by the aforementioned exclusion of damages.

12.3 Disclaimers

12.3.1 Neither party guarantees that its activities pursuant to this Agreement will lead to any specific result.

12.3.2 Except as set forth in Section 12.1, and except for the representations and warranties set forth in Sections 5 and 10.2.1, each party disclaims all warranties, express or implied, in fact or by operation of law, statutory or otherwise. Without limiting the foregoing:

12.3.2.1 Evogene expressly disclaims any warranty that any of the patent applications included in the Evogene Patent Rights will result in a patent, or that any Evogene Patent Rights will be enforceable or provide commercial value;

12.3.2.2 Evogene expressly disclaims (a) any warranty that any action performed or anticipated pursuant hereto will not infringe intellectual property rights of any Third Party and (b) warranty as to the scope or validity of the Evogene Patent Rights, and excludes all liability due to defects of title unknown to Evogene; and

12.3.2.3 Evogene specifically disclaims any implied warranties of merchantability, suitability, state-of-the-art quality, competitiveness, fitness for a particular purpose or performance of the Collaboration Genes or the Collaboration SNP Sets or any of them for any purpose.

13. Indemnification.

13.1 Indemnification of Evogene. Bayer shall indemnify, defend and hold Evogene and its Affiliates and their respective directors, officers, employees, agents, consultants and counsel, and the successors and assigns of the foregoing (the “Evogene Indemnitees”) harmless from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and arbitration) resulting from a claim, suit or proceeding brought by a Third Party against an Evogene Indemnitee, arising from or occurring as a result of (a) Bayer’s breach of its representations, warranties or covenants set forth in Section 12.1, (b) any personal injury, death, property or environmental damage suffered as a result of any Licensed Product made, used or sold by or on behalf of Bayer, its Affiliates or its Sublicensees, or (c) a breach or a claimed breach of any Third Party’s Intellectual Property rights by any

Initials Bayer :	page 68 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Licensed Products made, used, sold, imported or otherwise transferred by or on behalf of Bayer or any of its Affiliates and Sublicensees; except in each case under clauses (a), (b) or (c) to the extent caused by the gross negligence or willful misconduct of any of the Evogene Indemnitees.

13.2 Indemnification of Bayer. Evogene shall indemnify, defend and hold Bayer and its Affiliates and their respective directors, officers, employees, agents, consultants and counsel, and the successors and assigns of the foregoing (the “Bayer Indemnitees”) harmless from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and arbitration) resulting from a claim, suit or proceeding brought by a Third Party against a Bayer Indemnitee, arising from or occurring as a result of (a) Evogene’s breach of its representations, warranties or covenants set forth in Section 12.1 or (b) the gross negligence or willful misconduct on the part of Evogene; except in each case under clauses (a) or (b), to the extent caused by the gross negligence or willful misconduct of any of the Bayer Indemnitees.

13.3 Procedure. A party that intends to claim indemnification under this Section 13 (the “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume sole control of the defense thereof with counsel mutually satisfactory to the parties, including, the right to settle the action on behalf of the Indemnitee on any terms the Indemnitor deems desirable in the exercise of its sole discretion, except that the Indemnitor shall not, without the Indemnitee’s prior written consent, settle any such claim if such settlement contains a stipulation to or admission or acknowledgment of any liability or wrongdoing on the part of the Indemnitee or imposes any obligation on the Indemnitee other than a monetary obligation, and only to the extent the Indemnitor assumes in full such obligation. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action shall not impair Indemnitor’s duty to defend such action but shall relieve Indemnitor of any liability to the Indemnitee to the extent the Indemnitor is prejudiced materially by the delay. At the Indemnitor’s request and cost, the Indemnitee shall cooperate reasonably with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto. Subject to the Indemnitee’s fulfillment of its obligations under this Section 13.3, the Indemnitor shall pay any damages, costs or other amounts awarded against the Indemnitee, or payable by the Indemnitee pursuant to a settlement agreement entered into by the Indemnitor, in connection with such claim.

14. Term and Termination

14.1 Term of Agreement. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with provisions of Section 14.4 below, shall continue until the later of (a) the last to expire of the Evogene Patent Rights, or (b) or all licensed Exclusive Know-How has become part of the public domain or (c) the end of the last-to-expire period during which Bayer is obligated to pay Evogene royalties under Section 7. The term of this Agreement shall survive the non-renewal, termination or limitation of any particular license granted hereunder. Certain rights and obligations of the parties may be terminated as provided in this Section 14.

Initials Bayer :	page 69 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

14.2 Extension of Collaboration Beyond Sixth Year.

14.2.1 In the event Bayer (a) exercised its option under Section 3.1.3.1(g) to extend the Collaboration Period with respect to both the ATHLETE Program and the EvoBreed Program to include a Collaboration Year [* * *] and (b) desires to extend the term of the Collaboration in whole or in part (i.e. only with respect to the ATHLETE Program or the EvoBreed Program) beyond the Collaboration Year [* * *], Bayer shall provide Evogene written notice of such desire at least [* * *] ([* * *]) days prior to the end of Collaboration Year [* * *]. In any such notice, Bayer shall state the proposed scope of work to be performed (including whether the proposed extension is with respect to the ATHLETE Program, EvoBreed Program or both) and the term of the proposed extension. For clarity, the scope of work proposed by Bayer will not extend beyond the fields of exclusivity described in Section 4.1.

14.2.2 If Bayer provides such notice to Evogene within the time period set forth above, Bayer and Evogene shall negotiate in good faith the terms and conditions of such extension. Evogene agrees, that commencing [* * *] [* * *]) days prior to the end of Collaboration Year [* * *] and until the earlier of (i) the lapse of [* * *] ([* * *]) months from such date (unless extended as set forth below) and (ii) the date on which Bayer ceases or both parties agree to cease good faith negotiations regarding an extension, Evogene shall not negotiate with a Third Party with respect to a collaboration in the following:

(a) if the proposed extension relates to the ATHLETE Program only: the performance of ATHLETE Discovery Rounds that intentionally target the discovery of Genes that confer Traits for transgenic application in Wheat, it being understood that Genes identified through any ATHLETE Discovery Round not targeted towards the discovery of Genes that confer Traits in Wheat may be useful in Wheat (e.g. Evogene Genes discovered in an ATHLETE Discovery Round for yield improvement in corn, may be useful for use in Wheat);

(b) if the proposed extension relates to the EvoBreed Program only: the performance of any EvoBreed Discovery Round geared at discovering SNPs in Wheat targeted at addressing Features, it being understood that SNPs identified through any EvoBreed Discovery Round not targeted towards the discovery of SNPs that confer Features in Wheat may be useful in Wheat;

(c) if the proposed extension relates to both the ATHLETE Program and the EvoBreed Program: the performance of the activities described in (a) and (b).

Initials Bayer :	page 70 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

If the good faith negotiations between Bayer and Evogene described above in this Section 14.2.2 are progressing but the parties have yet to reach an agreement at the end of the [* * *] period set forth above, Bayer may request to extend such exclusive negotiation period by an additional period of [* * *] ([* * *]) months (for a total of [* * *] ([* * *]) months). Evogene shall not unreasonably withhold its agreement to such request.

14.3 Early Termination of Collaboration

14.3.1 Without Cause.

14.3.1.1 Collaboration Without Cause Termination. If Bayer terminates the Collaboration, in whole, effective at the end of Collaboration Year [* * *] in accordance with Section 3.1.3.1(b), the following provisions will apply:

(a) All Collaboration activities for Collaboration Year [* * *] and Annual Research Payments with respect thereto shall continue as planned;

(b) All EvoBreed Program activities shall cease at the end of Collaboration Year [* * *];

(c) Except for the activities described in Section 14.3.1.1(f), all ATHLETE Program Activities shall cease at the end of Collaboration Year [* * *];

(d) If Bayer provided its written notice of termination prior to the end of Collaboration Year [* * *], Bayer will have no further Annual Research Payment obligations, except for the Validation Tail Payments pursuant to Section 14.3.1.1(f) in case Section 14.3.1.1. (g) does not apply;

(e) If Bayer provided its written notice of termination after the commencement of Collaboration Year [* * *], then in addition to the Validation Tail Payments pursuant to Section 14.3.1.1(f) (in case Section 14.3.1.1. (g) does not apply), Evogene shall be entitled to an additional payment of an amount equal to [* * *] Euro (€[* * *]), (or this amount increased with the amount of the binding financial commitment Evogene would already have made for outsourcing work to a Contractor, it being understood that in such case the total maximum amount due by Bayer would not be higher than [* * *] Euro (€[* * *])) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the commencement of Collaboration Year [* * *] and the date on which the termination notice was delivered by Bayer. The full amount of such additional payment shall be made within [* * *] ([* * *]) days of the end of Collaboration Year [* * *] and upon receipt of the corresponding invoice as specified in Section 8.2 above. Other than the amounts set forth in this Section 14.3.1.1(e), Bayer will have no further Annual Research Payment obligations.

Initials Bayer :	page 71 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(f) Unless Bayer notifies Evogene in writing at least sixty (60) days prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Bayer shall pay Evogene, in addition to any payment due under Section 14.3.1.1(e), the Validation Tail Payment during the year following Collaboration Year [* * *]; (ii) Evogene will provide Bayer with the Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round in accordance with Section 3.1.1.3; (iii) Evogene will perform the Validation Tail on the relevant Identified Genes during the year following Collaboration Year [* * *] in accordance with Section 3.1.1.5; and (iv) Evogene will deliver to Bayer Gene Validation Reports with respect to such Identified Genes in accordance with Section 3.1.1.6;

(g) If Bayer notifies Evogene in writing prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Evogene shall not be entitled to Validation Tail Payments; (ii) Evogene will not deliver to Bayer Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round; (iii) Evogene shall not be obligated to perform the Validation Tail on such Identified Genes; (iv) Bayer shall not be entitled to receive Gene Validation Reports with respect to such Identified Genes; and (v) Bayer shall have no rights with respect to such discovered Identified Genes or their Homologs. For clarity, all such Identified Genes (including Homologs) shall be excluded from the definitions of Identified Genes and Collaboration Genes;

(h) Evogene’s obligations under Section 4.1 shall terminate at the end of Collaboration Year [* * *]; and

(i) Evogene’s obligation under Section 14.2 shall terminate immediately; and

(j) The license granted to Evogene and its Affiliates under Section 5.2 shall terminate and Evogene shall destroy or return to Bayer (at Bayer’s request) all Bayer Wheat Data in its or its Affiliates’ possession, and shall, in case of destruction, certify the confirmation of such destruction to Bayer.

14.3.1.2 ATHLETE Termination.

14.3.1.2.1. If Bayer terminates the ATHLETE Program at the end of Collaboration Year [* * *] in accordance with Section 3.1.3.1(c), the following shall apply:

(a) All Collaboration activities for Collaboration Year [* * *] and Annual Research Payments with respect thereto shall continue as planned;

(b) All EvoBreed Program activities shall continue till the end of Collaboration Year [* * *] until otherwise terminated pursuant to the terms and conditions of this Agreement;

Initials Bayer :	page 72 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(c) The Annual Research Payment under Section 7.2.1.5 for Collaboration Year [* * *] and under Section 7.2.1.6 for Collaboration Year [* * *] shall be replaced by the following: (i) Collaboration Year [* * *] – [* * *] Euro (€[* * *]) plus any amount due under Section 14.3.1.2.1.(e) below); and (ii) Collaboration Year [* * *] – [* * *] Euro (€[* * *]);

(d) Except for the activities described in Section 14.3.1.2.1(f), all ATHLETE Program Activities shall cease at the end of Collaboration Year [* * *];

(e) If Bayer provided its written notice of termination after the commencement of Collaboration Year [* * *], then in addition to the Annual Research Payments pursuant to Section 14.3.1.2.1.(c) and Validation Tail Payments pursuant to Section 14.3.1.2.1(f) (in case Section 14.3.1.2.1.(g) does not apply, Evogene shall be entitled to a payment of an amount equal to [* * *] Euro (€[* * *]) (or this amount increased with the amount of the binding financial commitment Evogene would already have made for outsourcing work to a Contractor, it being understood that in such case the total maximum amount due by Bayer would not be higher than [* * *] Euro (€[* * *]) that would be due by Bayer) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the commencement of Collaboration Year [* * *] and the date on which the termination notice what delivered by Bayer. The full amount of such additional payment shall be made within thirty (30) days of the end of Collaboration Year [* * *] and upon receipt of the corresponding invoice as specified in Section 8.2 above.

(f) Unless Bayer notifies Evogene in writing at least sixty (60) days prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Bayer shall pay Evogene, in addition to any payment due under Section 14.3.1.2.1(c) and 14.3.1.2.1(e), the Validation Tail Payment during the year following Collaboration Year [* * *]; (ii) Evogene will provide Bayer with the Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round in accordance with Section 3.1.1.3; (iii) Evogene will perform the Validation Tail on the relevant Identified Genes during the year following Collaboration Year [* * *] in accordance with Section 3.1.1.5; and (iv) Evogene will deliver to Bayer Gene Validation Reports with respect to such Identified Genes in accordance with Section 3.1.1.6;

(g) If Bayer notifies Evogene in writing prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Evogene shall not be entitled to Validation Tail Payments; (ii) Evogene will not deliver to Bayer Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round; (iii) Evogene shall not be obligated to perform the Validation Tail on such Identified Genes; (iv) Bayer shall not be entitled to receive Gene Validation Reports with respect to such Identified Genes; and (v) Bayer shall have no rights with respect to such Identified Genes or their Homologs. For clarity, all such Identified Genes (including Homologs) shall be excluded from the definitions of Identified Genes and Collaboration Genes;

Initials Bayer :	page 73 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(h) Evogene’s obligations under Section 4.1 shall terminate, at the end of Collaboration Year [* * *], with respect to Identified Genes for transgenic applications and ATHLETE Discovery Rounds. Accordingly, at the end of Collaboration Year [* * *], Section 4.1 shall be amended to read as follows: “Except as otherwise set forth herein, for the duration of the Collaboration Period, Evogene agrees that: (i) except as required by Pre-existing Obligations, it will not directly or indirectly license to any Third Party the right to use for any breeding application in Wheat (regardless of Feature of interest), any Evogene SNP; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in or perform any EvoBreed Discovery Round geared at discovering SNPs for breeding applications in Wheat targeted at addressing Features (regardless of the Feature), it being understood that SNPs identified through any EvoBreed Discovery Round not targeted towards the discovery of SNPs that confer Features in Wheat may be useful in Wheat. For clarity, in the event of a Change of Control of Evogene in which it is merged into another entity, the restrictions above with respect to Evogene SNPs shall not apply to SNPs, the use of which was discovered by such entity prior to such Change of Control or after the Change of Control through activities not making use of EvoBreed.”

(i) Evogene’s obligation under Section 14.2 shall terminate.

14.3.1.2.2. If Bayer terminates the ATHLETE Program at the end of Collaboration Year [* * *] in accordance with Section 3.1.3.1(d), the following shall apply:

(a) All Collaboration activities for Collaboration Year [* * *] and Annual Research Payments with respect thereto shall continue as planned;

(b) All EvoBreed Program activities shall continue until the end of Collaboration Year [* * *] unless otherwise terminated pursuant to the terms and conditions of this Agreement;

(c) The Annual Research Payments under Section 7.2.1.7 for Collaboration Year [* * *] and under Section 7.2.1.8 for Collaboration Year [* * *] shall be replaced by the following: (i) Collaboration Year [* * *] – [* * *] Euro
(€[* * *]) plus any amount due under Section 14.3.1.2.2(e) below); and (ii) Collaboration Year [* * *] – [* * *] Euro (€[* * *]); the Annual Research Payment for Collaboration Year [* * *] as specified in Section 7.2.1.9 will be [* * *] Euro (€[* * *]);

(d) Except for the activities described in Section 14.3.1.2.2(f), all ATHLETE Program Activities shall cease at the end of Collaboration Year [* * *];

(e) If Bayer provided its written notice of termination after the commencement of Collaboration Year [* * *], then in addition to the Annual Research Payments pursuant to Section 14.3.1.2(c) and Validation Tail Payments pursuant to Section 14.3.1.2.2(f) (in

Initials Bayer :	page 74 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

case Section 14.3.1.2.2(g) does not apply), Evogene shall be entitled to a payment of an amount equal to [* * *] Euro (€[* * *]) (or this amount increased with the amount of the binding financial commitment Evogene would already have made for outsourcing work to a Contractor, it being understood that in such case the total maximum amount due by Bayer would not be higher than [* * *] Euro (€[* * *]) that would be due by Bayer) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the commencement of Collaboration Year [* * *] and the date on which the termination notice what delivered by Bayer. The full amount of such additional payment shall be made within [* * *] ([* * *]) days of the end of Collaboration Year [* * *] and upon receipt of the corresponding invoice as set forth in Section 8.2.

(f) Unless Bayer notifies Evogene in writing at least [* * *] ([* * *]) days prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Bayer shall pay Evogene, in addition to any payment due under Section 14.3.1.2.2(c )and 14.3.1.2.2(e), the Validation Tail Payment during the year following Collaboration Year [* * *]; (ii) Evogene will provide Bayer with the Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round in accordance with Section 3.1.1.3; (iii) Evogene will perform the Validation Tail on the relevant Identified Genes during the year following Collaboration Year [* * *] in accordance with Section 3.1.1.5; and (iv) Evogene will deliver to Bayer Gene Validation Reports with respect to such Identified Genes in accordance with Section 3.1.1.6;

(g) If Bayer notifies Evogene in writing at least [* * *] ([* * *]) days prior to the delivery by Evogene of the Gene Computational Reports, with respect to Identified Genes discovered in the ATHLETE Collaboration Discovery Round performed in Collaboration Year [* * *], that it does not wish Evogene to perform the Validation Tail with respect to such Identified Genes: (i) Evogene shall not be entitled to Validation Tail Payments; (ii) Evogene will not deliver to Bayer Gene Computational Reports with respect to such ATHLETE Collaboration Discovery Round; (iii) Evogene shall not be obligated to perform the Validation Tail on such Identified Genes; (iv) Bayer shall not be entitled to receive Gene Validation Reports with respect to such Identified Genes; and (v) Bayer shall have no rights with respect to such discovered Genes or their Homologs. For clarity, all such Identified Genes (including Homologs) shall be excluded from the definitions of Identified Genes and Collaboration Genes;

(h) Evogene’s obligations under Section 4.1 shall terminate, at the end of Collaboration Year [* * *], with respect to Genes for transgenic applications and ATHLETE Discovery Rounds. Accordingly, at the end of Collaboration Year [* * *], Section 4.1 shall be amended to read as follows: “Except as otherwise set forth herein, for the duration of the Collaboration Period, Evogene agrees that: (i) except as required by Pre-existing Obligations, it will not directly or indirectly license to any Third Party the right to use for any breeding application in Wheat (regardless of Feature of interest), any Evogene SNP; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in or perform any EvoBreed

Initials Bayer :	page 75 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Discovery Round geared at discovering SNPs for breeding applications in Wheat targeted at addressing Features (regardless of the Feature), it being understood that SNPs identified through any EvoBreed Discovery Round not targeted towards the discovery of SNPs that confer Features in Wheat may be useful in Wheat. For clarity, in the event of a Change of Control of Evogene in which it is merged into another entity, the restrictions above with respect to Evogene SNPs shall not apply to SNPs, the use of which was discovered by such entity prior to such Change of Control or after the Change of Control through activities not making use of EvoBreed.”

(i) Evogene’s obligation under Section 14.2 shall terminate with respect to ATHLETE Program.

14.3.1.3 EvoBreed Termination.

14.3.1.3.1. If Bayer terminates the EvoBreed Program at the end of Collaboration Year [* * *] in accordance with Section 3.1.3.1(e), the following shall apply:

(a) All Collaboration activities for Collaboration Year [* * *] and Annual Research Payments as specified in Section 7.2.1.4 with respect thereto shall continue as planned;

(b) All ATHLETE Program activities shall continue in Collaboration Year [* * *] until otherwise terminated pursuant to the terms and conditions of this Agreement;

(c) The Annual Research Payments under Section 7.2.1.5 for Collaboration Year [* * *] shall be replaced by the following: (i) Collaboration Year [* * *] – [* * *] Euro (€[* * *]); and Annual Research Payments under Section 7.2.1.6. for Collaboration Year [* * *] shall remain the same, i.e. [* * *] Euro (€[* * *]);

(d) All EvoBreed Program Activities shall cease at the end of Collaboration Year [* * *];

(e) If Bayer provided its written notice of termination after the commencement of Collaboration Year [* * *], then in addition to the Annual Research Payments and Validation Tail Payments pursuant to Section 14.3.1.3.1(c), Evogene shall be entitled to a payment of an amount equal to [* * *] Euro (€[* * *]) (or this amount increased with the amount of the binding financial commitment Evogene would already have made for outsourcing work to a Contractor, it being understood that in such case the total maximum amount due by Bayer would not be higher than [* * *] Euro (€[* * *]) that would be due by Bayer) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the commencement of Collaboration Year [* * *] and the date on which the termination notice was delivered by Bayer. The full amount of such additional payment shall be made within [* * *] ([* * *]) days of the end of Collaboration Year [* * *] and upon receipt of the corresponding invoice as specified in Section 8.2 above.

Initials Bayer :	page 76 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

(f) Evogene’s obligations under Section 4.1 shall terminate, at the end of Collaboration Year [* * *], with respect to SNPs for breeding applications and EvoBreed Discovery Rounds. Accordingly, at the end of Collaboration Year [* * *], Section 4.1 shall be amended to read as follows: “Except as otherwise set forth herein, for the duration of the Collaboration Period, Evogene agrees that: (i) except as required by Pre-existing Obligations, it will not directly or indirectly license to any Third Party the right to use for any transgenic application in Wheat (regardless of Trait of interest), any Evogene Gene; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any ATHLETE Discovery Round that intentionally targets the discovery of Genes that confer Traits for transgenic application in Wheat, it being understood that Genes identified through any ATHLETE Discovery Round not targeted towards the discovery of Genes that confer Traits in Wheat may be useful in Wheat (e.g. Evogene Genes discovered in an ATHLETE Discovery Round for yield improvement in corn, may be useful for use in Wheat). For clarity, in the event of a Change of Control of Evogene in which it is merged into another entity, the restrictions above with respect to Evogene Genes shall not apply to Genes, the use of which was discovered by such entity prior to such Change of Control or after the Change of Control through activities not making use of ATHLETE.”

(g) Evogene’s obligation under Section 14.2 shall terminate.

14.3.1.3.2. If Bayer terminates the EvoBreed Program at the end of Collaboration Year [* * *] in accordance with Section 3.1.3.1(f), the following shall apply:

(a) All Collaboration activities for Collaboration Year [* * *] and Annual Research Payments with respect thereto shall continue as planned;

(b) All ATHLETE Program activities shall continue until the end of Collaboration Year [* * *] unless otherwise terminated pursuant to the terms and conditions of this Agreement;

(c) The Annual Research Payments under Section 7.2.1.7 for Collaboration Year [* * *] and under Section 7.2.2.8 Collaboration Year [* * *] shall be replaced by the following: (i) Collaboration Year [* * *] – [* * *] Euro (€[* * *]); and (ii) Collaboration Year [* * *] – [* * *] Euro (€[* * *]). The Annual Research Payments for Collaboration Year [* * *] in accordance with Section 7.2.1.9 will remain unchanged;

(d) All EvoBreed Program Activities shall cease at the end of Collaboration Year [* * *];

(e) If Bayer provided its written notice of termination after the commencement of Collaboration Year [* * *], then in addition to the Annual Research Payments and Validation Tail Payments pursuant to Section 14.3.1.3(c), Evogene shall be entitled to a payment of an amount equal to [* * *] Euro (€[* * *]) (or this amount increased with the amount of the binding financial commitment Evogene would already have made for outsourcing work to

Initials Bayer :	page 77 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

a Contractor, it being understood that in such case the total maximum amount due by Bayer would not be higher than [* * *] Euro (€[* * *]) that would be due by Bayer) multiplied by a fraction, the denominator of which is 365 and the numerator of which is the number of days between the commencement of Collaboration Year [* * *] and the date on which the termination notice what delivered by Bayer. The full amount of such additional payment shall be made within thirty (30) days of the end of Collaboration Year [* * *] and upon receipt of the corresponding invoice as stated in Section 8.2.

(f) Evogene’s obligations under Section 4.1 shall terminate, at the end of Collaboration Year [* * *], with respect to SNPs for breeding applications and EvoBreed Discovery Rounds. Accordingly, at the end of Collaboration Year [* * *], Section 4.1 shall be amended to read as follows: “Except as otherwise set forth herein, for the duration of the Collaboration Period, Evogene agrees that: (i) except as required by Pre-existing Obligations, it will not directly or indirectly license to any Third Party the right to use for any transgenic application in Wheat (regardless of Trait of interest), any Evogene Gene; and (ii) it shall not, in collaboration with or for the benefit of any Third Party, engage in, undertake, or otherwise pursue any ATHLETE Discovery Round that intentionally targets the discovery of Genes that confer Traits for transgenic application in Wheat, it being understood that Genes identified through any ATHLETE Discovery Round not targeted towards the discovery of Genes that confer Traits in Wheat may be useful in Wheat (e.g. Evogene Genes discovered in an ATHLETE Discovery Round for yield improvement in corn, may be useful for use in Wheat). For clarity, in the event of a Change of Control of Evogene in which it is merged into another entity, the restrictions above with respect to Evogene Genes shall not apply to Genes, the use of which was discovered by such entity prior to such Change of Control or after the Change of Control through activities not making use of ATHLETE.”

(g) Evogene’s obligation under Section 14.2 shall terminate with respect to the EvoBreed Program.

14.3.2 For Cause. Bayer will be entitled to terminate the Collaboration, in its entirety, in accordance with the provisions of Section 3.3.1.2(d) and Section 3.3.1.2(e). If Bayer terminates the Collaboration pursuant to Section 3.3.1.2(d) or Section 3.3.1.2(e), the following provisions shall apply:

14.3.2.1 Bayer will have no further Annual Research Payment or Validation Tail Payment obligations;

14.3.2.2 Evogene will cease all Collaboration activities (i.e. both ATHLETE Program activities and EvoBreed Program activities);

Initials Bayer :	page 78 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

14.3.2.3 Evogene’s obligations under Section 4.1 shall continue for a period of [* * *] ([* * *]) year following the termination of the Collaboration, except if such termination occurs during Collaboration Year [* * *], in which case Evogene’s obligations under Section 4.1 shall continue until December 31, 2016. At the end of such period, Evogene’s obligations under Section 4.1 shall terminate;

14.3.2.4 Evogene’s obligation under Section 14.2 shall terminate; and

14.3.2.5 The license granted to Evogene and its Affiliates under Section 5.2 shall terminate and Evogene shall destroy or return to Bayer (at Bayer’s request) all Bayer Wheat Data in its or its Affiliates’ possession and shall, in case of destruction, certify the confirmation of such destruction to Bayer.

14.3.3 Change of Control. In the case of a Change of Control of Evogene by a Bayer Competitor, Evogene will notify Bayer in writing of such acquisition immediately following the closing of such transaction. In such case, Bayer will be entitled to terminate the Collaboration with immediate effect, by providing Evogene with written notice of such termination within sixty (60) days of receipt of such notice from Evogene. If Bayer provides such notice of termination within such sixty (60) day period, the following provisions shall apply:

14.3.3.1 [* * *];

14.3.3.2 [* * *];

14.3.3.3 [* * *];

14.3.3.4 [* * *]; and

14.3.3.5 [* * *].

14.3.4 Change of Business Model. If Evogene makes a public announcement that it plans to cease, or actually ceases, its business of performing computational discovery activities in plants, Evogene will notify Bayer in writing of such immediately following such announcement or cessation of activities, as applicable. In such case, Bayer will be entitled to terminate the Collaboration with immediate effect, by providing Evogene with written notice of such termination within sixty (60) days of receipt of such notice from Evogene. If Bayer provides such notice of termination within such sixty (60) day period, the following provisions shall apply:

14.3.4.1 Bayer will have no further Annual Research Payment or Validation Tail Payment obligations;

14.3.4.2 Evogene will cease all Collaboration activities (i.e. both ATHLETE Program activities and EvoBreed Program activities);

14.3.4.3 Evogene’s obligations under Section 4.1 shall terminate;

Initials Bayer :	page 79 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

14.3.4.4 Evogene’s obligation under Section 14.2 shall terminate; and

14.3.4.5 The license granted to Evogene and its Affiliates under Section 5.2 shall terminate and Evogene shall destroy or return to Bayer (at Bayer’s request) all Bayer Wheat Data in its or its Affiliates’ possession and shall, in case of destruction, certify the confirmation of such destruction to Bayer.

14.3.5 Effect on Other Provisions. Except as specifically set forth in this Section 14.3, early termination of the Collaboration (whether in whole or with respect to only the ATHLETE Program or EvoBreed Program) shall not affect the parties’ rights and obligations under this Agreement.

14.4 Early Termination of Agreement (as a whole)

14.4.1 Termination for Breach. In the event that either party commits a material breach of its obligations under this Agreement and fails to cure that breach within [* * *] ([* * *]) days after receiving written notice thereof, the other party may terminate this Agreement immediately upon written notice to the party in breach.

14.4.2 Termination for Failure to Develop Wheat Business. Evogene shall have the right to terminate this Agreement with immediate effect by written notice to Bayer, to be provided to Bayer within sixty (60) days after Evogene’s receipt of written notice from Bayer of the occurrence of any of the following events, if:

14.4.2.1 Bayer makes a public announcement that it plans to cease, or actually ceases, its activities in Wheat; or

14.4.2.2 Bayer has not commenced operations in at least [* * *] ([* * *]) breeding stations as part of its Wheat breeding program by the end of Collaboration Year [* * *]; or

14.4.2.3 Bayer has not Initiated Transformation in Wheat of at least [* * *] Collaboration Gene within [* * *] ([* * *]) months of the delivery of the last Gene Validation Report for Gene Group 1.

Bayer will notify Evogene in writing of the occurrence of any event described in this Section 14.4.2 immediately following such occurrence.

For the avoidance of doubt, an acquisition of all or substantially all of Bayer’s assets pertaining to the subject matter of this Agreement shall not be considered, in itself, a failure of Bayer to develop its Wheat business as set forth in this Section 14.4.2.

Initials Bayer :	page 80 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

14.4.3 Termination for Diligence Failure. If the licenses granted by Evogene hereunder have terminated with respect to each Collaboration Gene Group in accordance with Section 6.2 and each Collaboration SNP Set in accordance with Section 6.3 because Bayer has failed to meet its diligence obligations with respect to all Gene Groups and Collaboration SNP Sets, Evogene will be entitled to terminate this Agreement forthwith.

14.4.4. Termination for Bankruptcy or Insolvency. Each party shall have the right to terminate this Agreement with immediate effect by written notice to the other party (the “Other Party”) if (a) the Other Party files in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of it or of its assets, or (b) if the Other Party is served with an involuntary bankruptcy petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within 90 days after the filing thereof, or (c) if the Other Party shall make an assignment for the benefit of its creditors.

14.5. Effect of Termination of Agreement (as a whole).

14.5.1 Termination of Rights. Upon termination of this Agreement by either party pursuant to any of the provisions of Section 14.4, the following provisions shall apply:

14.5.1.1 the rights and licenses granted to Bayer under Section 5.1 shall terminate, all rights in and to and under the Evogene Patent Rights and (except as set forth below) the Exclusive Know-How will revert to Evogene and neither Bayer nor its Affiliates may make any further use or exploitation of the Evogene Patent Rights or (except as set forth below) the Exclusive Know-How;

14.5.1.2 any existing agreements that contain a Sublicense shall terminate to the extent of such Sublicense;

14.5.1.3 except as set forth in Section 14.5.2, Bayer shall [* * *];

14.5.1.4 Bayer and its Affiliates (with respect to each Affiliates, only so long as such entity remains an Affiliate of Bayer) will have a non-exclusive, worldwide, royalty-bearing license under the Exclusive Know-How to use Collaboration SNP Sets solely in Wheat to make, have made, market, offer for sale, sell, have sold and import Licensed Products; provided that Bayer shall pay the applicable royalties and payments to Evogene in accordance with Section 7 and provide reports and inspection rights to Evogene pursuant to Section 8; it being understood however that Bayer shall only pay [* * *]% of these payments in the event of termination by Bayer due to breach of Agreement by Evogene (Section 14.4.1) or due to Evogene’s bankruptcy (Section 14.4);

14.5.1.5. the license granted to Evogene and its Affiliates under Section 5.2 shall terminate;

Initials Bayer :	page 81 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

14.5.1.6. Evogene shall destroy or return to Bayer (at and according to Bayer’s request) all Bayer Wheat Data in its of its Affiliates’ possession and shall, in case of destruction certify the confirmation of such destruction to Bayer.

14.5.1.7. In the event of termination of this Agreement, any existing agreements that contain a Sublicense shall terminate to the extent of such Sublicense. With respect to each Sublicensee that is not, at the date of termination, an Affiliate of Bayer, if (a) the Sublicense was granted in conformance with the terms of this Agreement, (b) the Sublicensee is not then in material breach of its Sublicense agreement with Bayer such that Bayer would have the right to terminate such Sublicense, and (c) Evogene has been paid all consideration due to Evogene under this Agreement with respect to the Sublicense, Evogene shall be obligated, at the request of such Sublicensee, to enter into a direct license agreement with such Sublicensee on substantially the same terms as those contained in such Sublicense agreement as they relate to the Sublicense, provided that such terms shall be amended to the extent required to ensure that: (i) such direct agreement does not impose any representation, warranties, obligations or liabilities on Evogene which are not included in this Agreement; (ii) such Sublicensee agrees to assume all of Bayer’s patent reimbursement obligations hereunder with respect to the Evogene Patent Rights licensed to such Sublicensee; (iii) such direct license includes reporting obligations similar to those set forth in Section 8; (iv) the milestone payments and royalty terms of such agreement shall not be less favorable to Evogene than those set forth in this Agreement; and (v) if the Sublicense was granted by Bayer prior to the First Commercial Sale of Licensed Products (or potential Licensed Products) that were the subject of such Sublicense, such direct license will include development diligence obligations similar to those set forth in Section 6 with respect to the Collaboration Gene(s) and/or Collaboration SNP Set covered by such direct license.

14.5.2 In the case of termination by Evogene in accordance with Section 14.4.2 during the Collaboration Period, [* * *]:

(i) [* * *].

(ii) [* * *].

14.5.3 For the avoidance of doubt, in the event of termination of this Agreement by either party, the consequences described in Section 14.5 shall not prevent the terminating party from instituting and prosecuting proceedings in a court of competent jurisdiction, either at law or in equity to obtain damages.

14.5.4 Accruing Obligations. Termination or expiration of this Agreement shall not relieve the parties of obligations accruing prior to such termination or expiration, including obligations to pay amounts accruing hereunder up to the date of termination or expiration. After the date of termination (except in the case of termination by Evogene for Bayer’s failure to make payments when due), Bayer, its Affiliates and Sublicensees may sell Licensed Products then in

Initials Bayer :	page 82 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

stock; provided that Bayer shall pay the applicable royalties and payments to Evogene in accordance with Section 7 and provide reports and inspection rights to Evogene pursuant to Article 8. However and for the avoidance of doubt, the previous shall not limit Bayer’s rights under Section 14.5.1.4.

14.5.5 Survival. The parties’ respective rights, obligations and duties under Sections 4.2, 8, 9.1, 9.2.3, 9.2.4, 11.1, 11.2, 11.4, 12, 13, 14.5, 15, 17.1 and 17.3, 17.4, 17.7, 17.9, 17.10, 17.11 as well as any rights, obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement. In addition, Bayer’s obligations under (a) Section 7.4.1.1(b) with respect to Licensed Products that are not covered by a Valid Claim within the Evogene Patent Rights (as adjusted by Sections 7.4.1.3 and 7.4.1.4) and (b) Section 7.5 with respect to Sublicenses granted prior to termination of the Agreement, as well Bayer’s reporting obligations and Evogene’s inspection rights pursuant to Section 8 as they relate to (a) and (b) shall survive termination.

14.6. Partial termination for Patent Challenge

14.6.1 If Bayer or an Affiliate of Bayer commences an action in which it challenges the validity, enforceability or scope of any of the Evogene Patent Rights licensed to Bayer hereunder, then Evogene may terminate this Agreement specifically with respect to the Evogene Patent Rights licensed to Bayer hereunder which are challenged by Bayer, immediately upon written notice to Bayer.

14.6.2 Notwithstanding Section 14.6.1, in the case of a legal proceeding initiated on or behalf of Evogene or any of its Affiliates asserting that Bayer or any of its Affiliates or any of their customers (which customers have received from Bayer or any of its Affiliates any promise of indemnification, hold harmless, or infringement defense with respect to the Evogene Patent Rights) is infringing any of the Evogene Patent Rights because of the making, using or selling of a products(s) that is a plant, tissue or seed of a crop other than Wheat, and Bayer and/or its Affiliate believes in good faith that such Evogene Patent Rights do not cover use of the relevant Collaboration Gene or Collaboration SNP in such crop, Bayer and/or its Affiliates may challenge the assertion that such Evogene Patent Rights cover use of the relevant Collaboration Gene or Collaboration SNP in such crop without such challenge giving rise to termination rights under Section 14.6.1, provided that such challenge does not, in any way, challenge the validity, enforceability or scope of such Evogene Patent Rights as they apply to use of the relevant Collaboration Gene or Collaboration SNP in Wheat.

15. Dispute Resolution.

15.1 Informal Negotiation; Mediation. If a dispute arises out of or relates to this Agreement or a breach thereof, or a Deadlock arises among the members of the Steering Committee, the parties shall first try to resolve such dispute or Deadlock through informal and good faith negotiation between the Chief Executive Officer of Evogene and the Head of

Initials Bayer :	page 83 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

BioScience of Bayer (who are not member of any of the committees installed under this Agreement), or equivalent within the respective parties. If said officers cannot resolve the dispute or Deadlock within fifteen (15) calendar days after the date on which the matter is referred to the parties’ executive officers listed above, then the parties may, but are under no obligation to, mutually agree first to try in good faith to settle the dispute by mediation by a mutually acceptable mediator, with a proven track of experience in the specific subject matter, before resorting to arbitration under Section 15.2.1. or litigation under Section 15.2.2. (if such litigation is permitted in accordance with the terms hereof). Neither Party may unreasonably withhold consent to the selection of a mediator. If the parties decide to submit the dispute or the Deadlock to mediation, then each party shall bear its own expenses and an equal share of all costs and fees of the mediation.

15.2 Arbitration.

15.2.1 General. Any dispute, claim or controversy arising out of or relating to this Agreement, including the breach, termination or validity of this Agreement, that is not settled by mutual consent, by the informal negotiations procedure or by the mediation procedure (if such has been initiated) set forth in Section 15.1 above, shall be finally settled by binding arbitration, conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce, by one or more arbitrators appointed in accordance with said Rules. The place of arbitration shall be Delaware, US, the language to be used in the arbitral proceedings shall be English, and the proceedings shall be confidential. Upon request of a Party, any documents or other information it provides in discovery shall be subject to a protective order with respect to, among other things, confidentiality and use. Unless the arbitrator determines that equity requires otherwise, the arbitrator shall award to the prevailing Party (as determined by the arbitrator) the costs of the arbitration, as well as the reasonable, out-of-pocket fees and expenses of the prevailing party’s attorneys. A disputed performance or suspended performance pending the resolution of the arbitration must be completed within a reasonable time period following the final decision of the arbitrator. Any arbitration subject to this Section shall be completed within six (6) months from the filing of notice of a request for such arbitration, and the decision of the arbitrator shall be in written form, setting forth findings of fact and conclusions of law with the reasons for such findings and conclusions stated. The decision of the arbitrator shall be the sole, exclusive and binding remedy between the parties regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrator. Any award may be entered in a court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement. Each Party has the right before or, if the arbitrator cannot hear the matter within an acceptable period, during the arbitration, to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction and replevin, to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

15.2.2 Infringement Claims. Notwithstanding anything in Section 15.2.1 to the contrary but subject to Section 15.1, claims for infringement, invalidity or misappropriation of any Intellectual Property rights, or regarding the breach of the Parties’ confidentiality obligations hereunder, will not be subject to mediation or arbitration, and the party alleging such

Initials Bayer :	page 84 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

infringement, invalidity, misappropriation or breach, or defending said allegation, expressly reserves the right to submit any such claim, including any factual or legal issues relating to such a claim, and all claims for legal and equitable relief in respect thereof, to any court of competent jurisdiction, and to pursue without limitation all rights and remedies available under this Agreement and at law and in equity.

16. Effectiveness

This Agreement shall become effective on and as of the Effective Date.

17. Miscellaneous

17.1 Governing Law. This Agreement will be governed by, and construed in accordance with, the substantive laws of Delaware, US, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

17.2 Force Majeure. Notwithstanding anything to the contrary in this Agreement, neither party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement (other than obligations to pay money) for the time and to the extent such failure or delay is caused by riot, civil commotion, war, terrorist act, governmental law, order or regulation, embargo, action by the government or any agency thereof or by a regulatory authority, act of God, storm, fire, earthquake, accident, labor dispute or strike, sabotage, explosion, plant disease, contamination (water, soil, air, etc), electricity failure, refusal or delay in receipt of any export/import or field trials approvals, or other similar or different contingencies, in each case, beyond the reasonable control of such party (a “Force Majeure Event”); provided in each case, that a Force Majeure Event shall not relieve a party to the extent any delay caused by such Force Majeure Event exceeds one year, or exceeds two years in the event the nature of the Force Majeure Event reasonably justifies this longer period for delay. The party affected by Force Majeure Event shall provide the other party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and shall use its best endeavors to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. For the avoidance of doubt, any delay caused due to a Force Majeure Event shall be in addition to, and not in lieu of, any delay or failure otherwise permitted this Agreement.

17.3 Notices

17.3.1 Any notice or other communication given under this Agreement or in connection herewith must be in writing in the English language and signed by or on behalf of the party giving it and must be served by one of the following methods: (a) delivering it personally; (b) sending it by pre-paid recorded delivery or registered post or by registered airmail; or (c) sending it by fax (provided that the sender’s fax machine generates a confirmation of transmission and the transmission is verified by phone with the recipient); in each case, to the address and for the attention of the relevant party specified hereinafter (or as otherwise notified by that party for the purpose of this Agreement).

Initials Bayer :	page 85 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

17.3.2 Notice will be deemed to have been received: (a) if delivered personally, at the time of delivery;(b) in the case of pre-paid recorded delivery or registered post, 96 hours from the date of posting; and (c) in the case of fax at the time of transmission; provided that if deemed receipt occurs before 9am (local time of the recipient) on a Business Day in the country to which the notice is sent the notice will be deemed to have been received at 9am (local time) on that day, and if deemed receipt occurs after 5pm (local time) on a Business Day in the country to which the notice is sent, or on a day which is not a Business Day in such country, the notice will be deemed to have been received at 9am (local time) on the next Business Day in such country. For the purpose of this clause, “Business Day” means any day which is not a Saturday, a Sunday (in the case of Belgium and Germany), a Friday (in the case of Israel), or a public holiday in the place at which the notice is left or to which it is sent.

The addresses and fax numbers of the parties for the purpose of this Section 17.3 are:

for Bayer:

Bayer CropScience AG

Alfred-Nobel-Str. 50

40789 Monheim

Germany

Attention: General Counsel BCS

Fax number: + 49-2173-38 51 43

With a copy to:

Bayer BioScience N.V.

Technologiepark 38

9052 Gent

Belgium

Attention: Head of Technology Licensing

Fax number: +32.383.67.31

for Evogene:

Evogene Ltd.

P.O. Box 2100

76121 Rehovot,

Israel

Attention: Chief Executive Officer

Fax number: +972-8-9466724

or such other address or facsimile number as may be notified from time to time by the relevant party to the other party.

Initials Bayer :	page 86 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

17.3.3 To prove service it will be sufficient to prove that: (a) the envelope containing the notice was addressed to the address of the relevant party set out in Section 17.3.2 or as otherwise notified in writing by that party for the purpose of this Agreement and delivered either to that address or into the custody of the postal authorities as a pre-paid recorded delivery, registered post or airmail letter; or (b) the notice was transmitted by fax to the fax number of the relevant party set out in Section 17.3.2 or as otherwise Notified in writing by that party.

17.3.4 For the avoidance of doubt, notice given under this Agreement will not be validly served if sent by e-mail.

17.4 Entireness of Covenants. This Agreement including its Exhibits, when dated and signed by each of the Parties, form an indivisible whole, comprising the entireness of what has been agreed between the parties in connection with the subject matter of this Agreement and replacing and superseding all prior covenants between the parties relating to the subject matter of this Agreement.

17.5 Amendments. This Agreement may be amended only by a written document signed by duly authorized representatives of the Parties.

17.6 Number of Copies. This Agreement is being executed in two (2) copies. Each of those copies shall be deemed to be an original and each party shall receive one such a signed original.

17.7 Descriptive Headings. The descriptive headings in this Agreement are for convenience only and shall not be interpreted so as to limit or affect in any way the meaning of the language in the pertaining Article, Section or clause.

17.8 Assignability. Neither party shall have the right to assign its rights and/or obligations under this Agreement to any Third Party without the prior written consent of the other party, except as expressly stated in this Agreement.

17.8.1 Evogene shall have the right to assign its rights and obligations under this Agreement to its Affiliates, or by operation of law to any Person that acquires all or substantially all of its assets pertaining to the subject matter of this Agreement, and Bayer hereby consents to such assignment; provided, in each case, that the assignee agrees in writing to be bound by the terms of this Agreement.

17.8.2 Bayer shall have the right to assign its rights and obligations under this Agreement to its Affiliates, or to its successors by operation of law, or to any Person that acquires all or substantially all of its assets pertaining to the subject matter of this Agreement and Evogene hereby consents to such assignment; provided, in each case, that the assignee agrees in writing to be bound by the terms of this Agreement.

Initials Bayer :	page 87 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

In the event of assignment allowed under this Section, the assigning party shall promptly notify the other party thereof and it understood that assignment to Affiliates as set forth herein shall not jeopardize the performance of and the compliance with the obligations under this Agreement.

Any assignment purported or attempted to be made in violation of the terms of this Section 17.8 shall be null and void and of no legal effect.

17.9 Severability. Should any provision of this Agreement be illegal, invalid or unenforceable under applicable law, the remaining provisions of this Agreement shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein. Such provision will be limited in a manner that will make it legal, valid and enforceable; however, if such limitation is not possible, such provision will be severed and disregarded, and the parties shall attempt to negotiate a provision replacing such provision and providing comparable benefits to each party.

17.10 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by both parties hereto to express their mutual intent and no rule of strict construction against either party shall apply to any term or condition of this Agreement.

17.11 Relationship of Parties. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, franchise or an association of any kind between the parties or otherwise. Without derogating from the confidentiality and intellectual property provisions hereof, or from the licenses under this Agreement, nothing contained in this Agreement, in the relationship pursuant thereto or otherwise will require either party to negotiate, continue to negotiate or enter into any further research, development or commercial agreements whatsoever (including, without limitation, in connection with the Biological Materials, and/or Confidential Information) with the other party.

17.12. Registration. At Bayer’s request, the parties shall register this Agreement in jurisdictions where such registration is required to make it opposable vis-à-vis third parties as indicated by Bayer. The cost of registration will be borne by Bayer.

17.13. Authorities. The persons signing on behalf of Evogene and Bayer hereby represent, in their capacity as officers of the respective party, that they have authority to execute this Agreement on behalf of the party for whom they have signed.

Initials Bayer :	page 88 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

IN WITNESS WHEREOF, the parties hereto have caused this Collaboration and License Agreement to be duly executed by their authorized representatives effective as of the Effective Date.

Bayer CropScience AG		Evogene Ltd.

By:	/s/ Gerhart Marchand	By:	/s/ Ofer Haviv
Name:	Dr. Gerhart Marchand	Name:	Ofer Haviv
Title:	General Counsel	Title:	President & CEO

By:	/s/ Rüdiger Scheitza	By:	/s/ Hagai Karchi
Name:	Dr. Rüdiger Scheitza	Name:	Hagai Karchi
Title:	Head of Strategy and Business Management and Member of the Board of Management	Title:	Head of R&D

Initials Bayer :	page 89 of 89	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

List of Exhibits to Wheat Collaboration and License Agreement:

Exhibit A – Multi-Year Workplan

A.1 – Outline of GM and Breeding discovery and validation activities

A.2 – Model Plant Validation

A.3 – Reports

A.4 – SNP Genotyping Technology

Exhibit B – Bayer Diligence Obligations

Exhibit C – Details on Evogene Core Collection

Exhibit D – Bayer Requested Countries

Exhibit E – Arbitration Process

Exhibit F – Pre-Screen Process

Exhibit G – Pre-Existing Obligations Description

Exhibit H – Book of Traits

Exhibit I – Calculation of Average Exchange Rates

Exhibit J – Joint Press Release

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit A – Multi-Year Workplan

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit B – Bayer Diligence Exhibit

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit C – Details on Evogene Core Collection

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit D – Bayer Requested Countries

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit E

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit F – Pre-Screen Process

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit G – Pre Existing Obligations description

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit H – Book of Traits

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Exhibit I – Calculation of Average Exchange Rates

[* * *]

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

EXHIBIT J – Joint Press Release

Bayer CropScience and Evogene Sign Collaboration Agreement to Improve Wheat Seed

•	Multi-year collaboration focused on yield, drought tolerance and fertilizer use efficiency

•	Use of both advanced breeding and genetic modification methods

Monheim, Germany, and Rehovot, Israel, December 13, 2010 – Bayer CropScience AG and Evogene Ltd. have entered into a five-year collaboration to accelerate the development and introduction of improved wheat varieties. Improvements will be pursued for wheat yield, drought tolerance, fertilizer use efficiency and certain other wheat traits utilizing a combination of advanced breeding and state of the art genetic modification methods. Bayer will have exclusive rights to commercialize in wheat the traits resulting from this collaboration.

The collaboration further builds on an on-going partnership between Bayer CropScience and Evogene, which was initiated in 2007 and expanded in 2009, for increasing rice productivity and yield.

In a separate agreement, Bayer CropScience will make an equity investment of USD 12 million in Evogene at a price of approximately USD 7 per ordinary share.

On a global basis, wheat is the largest crop in terms of cultivated area and one of the most important food crops. The critical need to provide sufficient wheat to meet the needs of the growing world population is widely recognized and significant efforts are being directed towards addressing this challenge, primarily through programs attempting to increase yields and to sustainably reduce required inputs, such as water and fertilizer.

The collaboration will utilize Evogene’s ATHLETE, RePack and EvoBreed computational genomic technologies for the identification of genetically modified and native traits to improve yield, drought tolerance, fertilizer utilization and certain other traits in wheat.

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Bayer CropScience will utilize its capabilities in breeding and product development to incorporate genetically modified and native traits identified by Evogene, into its wheat pipeline for developing elite varieties displaying improved performance. The resulting improved wheat varieties will be commercialized by Bayer CropScience.

Evogene will receive approximately USD 20 million in the form of upfront fees and annual research payments over the term of the agreement. Furthermore, the company will receive development milestone payments and royalties on the commercialization of any resulting products. Further details of the agreement were not disclosed.

“The wheat industry is facing challenges such as changing climate, the decline of mineral resources used for fertilizer and the need to increase crop yields. We look forward to working together with Evogene in the area of wheat research to help to tackle these issues,” said Lykele van der Broek, Chief Operating Officer of Bayer CropScience. “Being market- and innovation leader in crop protection for cereals, we aim to become the partner of choice to wheat growers and the wheat industry by offering superior integrated solutions to improve cereal production in a sustainable way.”

“We are very pleased by this major expansion of our relationship with Bayer CropScience, a worldwide leader in innovative crop science, and we are confident that this joint effort will result in meaningful contributions to meeting the needs of the wheat industry,” stated Ofer Haviv, Evogene’s President and CEO. “A unique aspect of this collaboration is the synergistic combination of the two research approaches for trait improvement: advanced breeding and biotechnology. By combining these two approaches in one truly collaborative program utilizing an array of Evogene’s leading computational genomic technologies and Bayer CropScience’s proven product development expertise, we anticipate opportunities for significantly enhanced results.”

Key figures about wheat:

•	Approximately 25 percent of global agricultural land is utilized for wheat cultivation, making wheat the largest food crop worldwide in terms of area.

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

•	Wheat is the second most-produced cereal crop after corn with more than 650 million tons produced every year.

•	Wheat productivity is increasing at less than 1 percent annually, while the annual global demand is growing at approximately double that percentage.

•	Main wheat producing regions are Australia, the Black Sea Region, China, the EU, India and the U.S.

About Bayer CropScience

Bayer is a global enterprise with core competencies in the fields of health care, nutrition and high-tech materials. Bayer CropScience AG, a subsidiary of Bayer AG with annual sales of about EUR 6.5 billion (2009), is one of the world’s leading innovative crop science companies in the areas of crop protection, non-agricultural pest control, seeds and traits. The company offers an outstanding range of products and extensive service backup for modern, sustainable agriculture and for non-agricultural applications. Bayer CropScience has a global workforce of 18,700 and is represented in more than 120 countries. This and further news is available at: www.press.bayercropscience.com.

About Evogene

Evogene is a world leading developer of improved plant traits, such as yield and drought tolerance, for a wide diversity of key crops through the use of plant genomics. The company is focusing on providing a complete solution for plant trait improvement through combining state of the art biotechnology and advanced breeding methods, based on its computational genomic technologies: ATHLETE 3.0 for gene discovery; RePack for gene expression optimization and EvoBreed for breeding enhancement. Evogene’s technology also combines high throughput plant validation systems, field experiments and proprietary genomic data creation. Evogene is collaborating with world leading seed companies to introduce its technology into key commercial crops. Evogene’s headquarters are in Rehovot, Israel, and its stock is traded on the Tel Aviv Stock Exchange (TASE: EVGN). For additional information, please visit Evogene’s website at www.evogene.com.

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

CONFIDENTIAL

Hecate: 4/10/b00917

Contact:

Bayer CropScience: Richard Breum, Tel: +49 2173 38-3270

E-mail: richard.breum@bayer.com

Evogene: Liat Cinamon, Tel: +972 8931 1933

E-Mail: liat.cinamon@evogene.com

Find more information at www.bayercropscience.com.

rib                     (2010-0625E)

Forward-Looking Statements

This release may contain forward-looking statements based on current assumptions and forecasts made by Bayer Group or subgroup management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include those discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. The company assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments.

Initials Bayer :	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.